                                                               EXHIBIT 99(b)(2)



        THE FOLLOWING REPORT WAS PRESENTED TO THE BOARDS ON AUGUST 12, 1997. DURING THE COURSE OF THIS PRESENTATION, PIPER JAFFRAY ORALLY CORRECTED THE FOLLOWING ERRORS:

                (a) On page 4-3 of the report in the "Summation of the Flow of Values in the Company Sale Scenario", the "Total" column should have included as the sum of the "Taxes and Expenses" line item, $31.8 million.

                (b) An error in the calculation of the weighted average cost of capital presented in the appendix incorrectly resulted in a weighted average cost of capital of 13.0% when the correct percentage was actually 16.1%. This error was caused by using a 0.6 beta factor in the cost of equity calculation instead of the correct beta factor of 1.31.

                (c) An incorrect return on equity of 17% was used in the calculation of the present value of the dividend stream in the long-term dividend model. The correct return on equity was 19%. This error was caused by using the incorrect beta factor discussed in (b).

                (d) The premium calculated for the per share value for the BULB Common Stock in the deemed sale model was incorrectly reported as 121% due to a clerical error instead of the correct premium of 58%.

                                    PROJECT

                                  THOROUGHBRED










                               Piper Jaffray Inc.

                                                                August 12, 1997

Project Thoroughbred
------------------------------------------------------------------------------

                               Table of Contents


                                                     SECTION
                                                     -------

Overview                                                1
Valuation Methodology                                   2
Long-Term Dividend Scenario                             3
Sale Scenario                                           4
Valuation Summary                                       5
Financing Alternatives                                  6

                                                     APPENDIX
                                                     --------
Valuation Detail                                        A
Long-Term Dividend Scenario Detail                      B
Sale Scenario Detail (Arthur Andersen)                  C

Project Thoroughbred
------------------------------------------------------------------------------


                                Overview Summary

Project Thoroughbred
------------------------------------------------------------------------------


                                Overview Summary

                   -    Analysis of Ownership Structure
                   -    Review of Appropriate Case Law
                   -    BLC Due Diligence
                   -    Valuation of BLC
                             Company Sale Scenario
                             Long-Term Dividend Scenario
                   -    Evaluation of Tax Impact
                   -    Distribution of Value to Shareholders



                                      1-1

Project Thoroughbred
--------------------------------------------------------------------------------


                 --------------------            100.00%
                 |   ----------------   RCB ---------------
                 |  |        --------                     |
                 |  |       |            |                |
                 |  |       |            |                |
                 |  |       |            |  1.11%         |
                 |  |     18.93%         |             [Webco]
                 |  |       |            |                |
                 |  |       |            |                |  13.91%
                 |  |       |            |                |
               1.40%|    ---------------BLP----------------
                 |  |   |   |     34.08% | ----------------
                 |  |   |   |            |                |
                 |  |   |   |            |                |
                 |  |   |   |           FEB               |
                 |  |   |    --------598,711 shares ---|  |
       22.14%    |  |  2.27%          outstanding      |  |
     -------------  |   |                |             |  |
     |           | 0.55%|      77.63%    |      24.87% |  |   84.98%
     |           |  |   |                |             |  |
     |           |  |    ---------       BUL           |  |
     |           |   -------------  386,469 shares     |  |
 OUTSIDER/SBP.--------------------   outstanding  ---  |  |
     |           |   14.56%              |          |  |  |
     |           |              79.20%   |          |  |  |
     |           |                       |        4.99%|  |
     |           |                       |          |  |  |
     |   19.40%   ----------------      BLC         |  |  |
      ---------------------------- 120,643 shares ---------
                                    outstanding




                                                           OWNERSHIP STRUCTURE
                                                      1-2

Project Thoroughbred
------------------------------------------------------------------------------

                                  Legal Issues


- The Delaware Court must consider all relevant factors to determine fair value.



- Delaware law compels inclusion of control premium when valuing controlled subsidiaries, [Rapid-American Corporation vs. Harris
     (Supreme Court of Delaware 1992)].




                                      1-3

Project Thoroughbred
------------------------------------------------------------------------------


                             Valuation Methodology

Project Thoroughbred
------------------------------------------------------------------------------

                              Valuation Methodoloy

         -    Fair Value Concept:

              -  "Going concern"

              -  Common Equity - Control Basis - No Discounts

              - Price at which Company would change hands between willing buyer/willing seller, neither under any compulsion to buy/sell, both having knowledge of relevant facts.


              -  Three Primary Quantitative Valuation Methodologies:

              -  Comparable publicly traded company approach

              -  Comparable merger and acquisition transaction approach

              -  Discounted cash flow approach

              -  Consideration of Qualitative Aspects



                                      2-1

Project Thoroughbred
-------------------------------------------------------------------------------

                       HISTORICAL AND PROJECTED FINANCIAL
                                    SUMMARY
                             For Years 1992 - 2001*

                                ($ in Millions)



              1992  1993  1994  1995  1996  1997E  1998E  1999E  2000E  2001E
Net Sales     $85   $99   $104  $118  $122   $136   $145   $155   $166   $178
Gross Profit  $36   $45   $50   $52   $59    $66    $71    $76    $81    $87
EBIT          3.7   1.9   5.7   0.9   7.2    11.2   13.1   13.9   15     16.1


* Adjusted for Non-Recurring Expenses

                                     2-2

Project Thoroughbred
-------------------------------------------------------------------------------



                            HISTORICAL AND PROJECTED
                                 MARGIN SUMMARY
                             FOR YEARS 1992 - 2001*

                                     (%)




               1992  1993  1994  1995  1996  1997E  1998E  1999E  2000E  2001E
 Gross Margin  42.2  46.0  47.9  44.4  48.5  48.3   49.0   49.0    49.0   49.0
 EBIT Margin    4.4   1.9   5.5   0.8   5.9   8.3    9.0    9.0     9.0    9.1

*  Adjusted for Non-Recurring Expenses

                                     2-3

Project Thoroughbred
-------------------------------------------------------------------------------


                       Comparable Public Company Analysis

                   Manufacturers of Locks, Metal Products,
                    Tools or Commercial Building Materials


-  Armstrong World Industries Inc.              - Knape & Vogt Mfg. Co.

-  Eastern Co.                                  - Masco Corp.

- Ingersoll-Rand Co.                            - Stanley Works


                                     2-4

Project Thoroughbred
-------------------------------------------------------------------------------

                         Comparable Public Companies
                           Selected Financial Data





                                                Comparable Group

                                        BLC
(Latest Year)                          8/1/97   LOW   MEDIAN   HIGH
                                       ------  -----  ------  ------
Net Sales (MM)                           $130    $59  $2,428  $6,737
Gross Margin                            49.5%  24.0%   28.9%   36.7%
Operating Margin                         8.6%   7.9%   10.3%   14.7%
Net Margin                               4.4%   3.6%    5.1%    9.5%
Return on Assets                         9.1%   5.2%    7.1%    9.4%
Return on Equity                        23.2%   7.3%   17.6%   25.8%
5 Year Annual Revenue Growth             9.6%  -0.9%    7.3%   15.4%
5 Year Annual Operating Income Growth   17.7%   6.4%   23.8%   27.9%
Debt/Total Capital                      45.0%  10.0%   35.0%   40.0%

                                     2-5

Project Thoroughbred
--------------------------------------------------------------------------


                      Comparable Public Company Analysis


                                               Comparable Group                BLC              Indicated Equity Value

                                           Low         Median    High          8/1/97            Low     Median   High
                                           ---         ------    ----          ------            ---     ------   ----
($MM)

Price/Earnings

        5 Year Average                     17.2x       30.7x     36.2x         $  2.6             $44.7   $ 79.7  $ 94.0

        Last Twelve Months (LTM)           12.8x       19.8x     30.6x         $  6.0             $76.8   $118.8  $183.5

        1997 Estimate                      12.1x       18.9x     21.5x         $  5.3             $64.1   $100.2  $113.9

        1998 Estimate                      11.7x       17.8x     18.6x         $  6.4             $74.9   $113.9  $119.0

Price/Cash Flow

        LTM                                 6.4x       11.0x     19.6x         $ 11.4             $72.7   $124.9  $222.7

        3 Year Average                      7.3x       12.5x     22.9x         $  7.8             $57.0   $ 88.3  $179.0

Enterprise Value/LTM Revenues               0.7x        1.4x      2.5x         $130.3             $73.8   $160.0  $287.4

Enterprise Value/LTM Operating Income       8.3x       11.4x     16.8x         $ 12.3             $69.9   $103.9  $173.5

Enterprise Value/LTM EBITDA                 5.4x        8.5x     13.9x         $ 16.7             $67.6   $119.4  $221.3

                                     2-6

Project Thoroughbred
-------------------------------------------------------------------------------



                     Comparable Public Company Analysis


             Indicated Valuation                $60 - $65 million

             Premium for Control                      15.0%

             CONTROL VALUATION . . . . . . . . ..$69 - $75 MILLION

                                      2-7

Project Thoroughbred
-------------------------------------------------------------------------------




                        Mergers & Acquisitions Analysis

-    Manufacturing Companies

-    Transactions from 1/94 to Present

-    Eight meaningful transactions

-    Focus on sales & earnings multiples


                                      2-8

Project Thoroughbred
--------------------------------------------------------------------------



                       MERGERS & ACQUISITIONS RESULTS



                                               COMPARABLE GROUP                BLC              INDICATED EQUITY VALUE

                                           LOW         MEDIAN    HIGH          8/1/97            LOW     MEDIAN   HIGH
                                           ---         ------    ----          ------            ---     ------   ----
($MM)
Enterprise Value/Revenues

        3 Year Average                      0.4x        0.7x     1.4x         $114.7             $45.9   $ 80.3   $160.5

        Last Twelve Months (LTM)            0.4x        0.7x     1.4x         $130.4             $29.5   $ 68.6   $159.8

        1997 Estimate                       0.4x        0.7x     1.4x         $135.5             $33.4   $ 74.0   $168.9

Enterprise Value/Operating Income

        3 Year Average                      4.1x       11.5x     22.1x         $ 4.6              $18.8   $ 52.8   $101.5

        LTM                                 4.1x       11.5x     22.1x         $11.8              $23.1   $105.5   $223.6

        1997 Estimate                       4.1x       11.5x     22.1x         $11.2              $25.1   $108.0   $226.7

Equity Value/Net Income

        3 Year Average                      6.4x       18.0x     39.9x         $ 2.9              $18.6   $ 52.3   $116.0

        LTM                                 6.4x       18.0x     39.9x         $ 6.0              $38.4   $104.3   $239.3

        1997 Estimate                       6.4x       18.0x     39.9x         $ 5.3              $33.9   $ 85.3   $211.5

Equity Value/Book Value

        LTM                                 0.8x        2.9x      9.9x         $29.4              $23.5   $ 79.1   $291.3

                                     2-9

Project Thoroughbred
-------------------------------------------------------------------------------


                        Mergers & Acquisitions Analysis


                       Valuation Range:  $60 - 65 Million


                                      2-10

Project Thoroughbred
-------------------------------------------------------------------------------




        Discounted Cash Flow Analysis

-Components

     -EBIT & Taxes

     -Depreciation/Amortization

     -Changes in Working Capital

     -Capital Expenditures

     -Share Plan Repurchases

     -Discount Rate: 13% - 17%

     -Terminal Value: 5x-7x EBIT

-Determine Value of Equity by Adjusting for Debt and Cash

                                      2-11

Project Thoroughbred
--------------------------------------------------------------------------------


                             DISCOUNTED CASH FLOW
                                   ANALYSIS
                                (IN MILLIONS)



        Operating                    Working    Capital          Bonus
Year    Income       Depreciation    Capital    Expenditures     Plan
----    ------       ------------    -------    ------------     ----
1997    $6.7         $2.8            ($1.7)     ($2.4)           $0.0
1998    $13.1        $5.5            ($1.4)     ($5.0)           ($0.3)
1999    $13.9        $5.7            ($1.3)     ($5.5)           ($0.2)
2000    $15.0        $5.8            ($1.6)     ($6.0)           ($0.3)
2001    $16.1        $5.9            ($1.7)     ($6.5)           ($0.6)

Project Thoroughbred
-------------------------------------------------------------------------------


                        Discounted Cash Flow Results


($MM)                           Low       Median      High
                                ---       ------      ----
Equity Value*                 $38.7        $51.8      $65.8


*Calculated after adding cash of $2.9 million and subtracting debt of $22.3 million.


DCF VALUE.........................$50 million to $56 million

                                      2-13

Project Thoroughbred
-------------------------------------------------------------------------------



                           Company Sale Scenario -
                              Valuation Summary


Comparable Public Company Analysis              $69 - $75 million
Comparable M&A Transaction Analysis             $60 - $65 million
Discounted Cash Flow Analysis                   $46 - $54 million


BLC VALUATION. . . . . . . . . . . . . . . $56 - $60 MILLION


                                      2-14

Project Thoroughbred
-------------------------------------------------------------------------------



                               Equity Value - BLC
                                     ($MM)



                                                  Range
                                                  ------
                       Comparable Company         $71-76

                       Comparable M&A             $60-65

                       DCF                        $46-54



                                      2-15

Project Thoroughbred
-------------------------------------------------------------------------------


                          Long-Term Dividend Scenario

Project Thoroughbred
-------------------------------------------------------------------------------




                          Long-Term Dividend Scenario

Assumptions
-       Value based exclusively on continuing dividend stream.

- Dividends for first five years (1997-2001) based on management's operating plan.

- After 2001 a normalized dividend capacity is calculated based on the Company's long-term growth outlook.

- Present value of all future dividends is distributed to shareholders in continuous loop until exhausted.

-       Incorporates tax advantages of 80% corporate dividend exclusion.

                                      3-1

Project Thoroughbred
------------------------------------------------------------------------------------------------------------------------------------
                                                                   $100.00
               -------------------------------------RCB
               |   --------------------------------   |
               |   |   | --------------------------   |
               |   |   |                              | $2.86
               |   |   |                              |
               |   |   |                              |
               |   |   $9.66                          |
               |   |   |                              |
               |   |   |                              |
               |   |   |                              |
             $1.40 | | |-----------------------------BLP-----------------------------------------------
               |   | | |                              |               |                                |
               |   | | |                              |               |                                |
               |   | | |                       $17.38 |               |                                |
               |   | | |                              |               |                                |
               |   | | |                              |               |                                |
               |   | | |----------------------------- |               |                                |
               |   | |                                |               |                                |
               |   | $1.67                            |               |                                |
               |   | |                                |               |                                |
               |   | |                               FEB              |                                |
   ---$11.28---------|------------------------- 598,711 shares -------|------------------              |
   |           |   | |                           outstanding   ---    |                 |            $0.04
   |           |   | |                                |          |    |                 |              |
   |           |$0.41|                                |          |    |                 |              |
   |           |   | |                                |          |    |                 |              |
   |           |   | |                                |          |    |                 |              |
   |           |   | |                                |          |    |                $4.85           |
   |           |   | |                                |       $12.68  |                 |              |
   |           |   | |                                |          |    |                 |              |
   |           |   | |                                |          |    |                 |              |
   |           |   | |                                |          |    |                 |              |
   |           |   | |                                |          |    |                 |              |
   |           |   | |                                |          |    |                 |              |
   |           |   | |                                |          |    |                 |              |
   |           |   | |                                |          |    |                 |              |
   |           |   | |                        $55.85  |          |  $16.16              |              |
   |           |   | |                                |          |    |                 |              |
   |           |   | --------------------------      BUL         |    |                        Taxes and
Outsiders/     |   ---------------------------- 386,469 shares   |    |                       Administration
  SBP     ----------------------$10.71---------  outstanding   --|----|------ $6.89-----------   Expenses
   |                                                  |        | |    |
   |                                                  |        | |    |
   |                                                  |   $3.67  |    |
   |                                                  |        | |    |
   |                                                  |        | |    |
   |                                                  |        | |    |
   |                                                  |        | |    |
   |                                                  |        | |    |
   |                                                  |        | |    |
   |                                           $79.21          | |    |
   |                                                  |        | |    |
   |                                                  |        | |    |
   |                                                  |        | |    |
   |                                                 BLC     ----------
   -------- $19.39---------------------------- 120,643 shares outstanding

                                                        Illustration of $100 Dividend


                                      3-2


Project Thoroughbred
--------------------------------------------------------------------------------

                           SUMMARY OF $100 DIVIDEND


                             Round 1             Complete
                             -------             --------
Outside Shareholders         $ 27.46              $ 39.08

Stock Bonus Plan               13.93                19.82

Inside Shareholders            14.31                20.36

Best Lock Corp.                32.51                 0.00
                             -------              -------
                             $ 88.22              $ 79.25


Administrative Expenses         1.06                 1.51
Corporate Taxes                10.72                19.24
                             -------              -------
                             $100.00              $100.00
                             =======              =======


                  Note: Reflects impact of BUL A preference
                                     3-3

PROJECT THOROUGHBRED
Projected Cash Flows
For the Periods Ending December 31,


                                                                    ----------------------------------------------
                                                                     1997      1998      1999      2000      2001
                                                                    ==============================================
Net Income after tax                                                $5.3       $6.4      $7.0      $7.6      $8.3


Adjustments to reconcile NI to net cash from operating activities
     Depreciation                                                    5.4        5.3       5.5       5.6       5.7
     Amortization                                                    0.2        0.2       0.2       0.2       0.2
     (Increase) decrease in A/R                                      0.2       (1.2)     (1.3)     (1.4)     (1.5)
     (Increase) decrease in inventory                                0.1       (0.8)     (1.0)     (1.1)     (1.2)
     (Increase) decrease in prepaids and other current assets        0.6         -         -         -         -
     Increase (decrease) in A/P, customer advances & accrued exp.   (1.4)       0.7       0.9       1.0       1.0
     Increase (decrease) in Deferred Income Taxes                   (0.3)        -         -         -         -
     Increase (decrease) in Retirement Benefit and Benefit
      Obligation                                                    (0.6)      (0.5)     (0.5)     (0.5)     (0.5)
                                                                    ----------------------------------------------

Total adjustments                                                    4.2        3.8       3.8       3.8       3.8

Net cash provided by operating activities                           $9.5      $10.2     $10.8     $11.4     $12.1

Capital Expenditures                                               ($4.0)     ($5.0)    ($5.5)    ($6.0)    ($6.5)

Cash Used for Stock Bonus Plan Payout                               $0.0      ($0.3)    ($0.2)    ($0.3)    ($0.6)
                                                                                                                    ----------
Payments on Loan Balance                                           ($3.0)     ($3.0)    ($3.0)    ($3.0)    ($3.0)  Normalized
                                                                    ----------------------------------------------  ----------

Cash available for Dividend payment                                 $2.5       $1.9      $2.1      $2.1      $2.0      $2.0
                                                                                                                       $3.0 Loan
Dividend Payment                                                   ($0.6)     ($0.6)    ($0.6)    ($0.6)    ($0.6)     $0.2 Int. Exp
                                                                    ----------------------------------------------  -------
Net Cash Flow                                                       $1.9       $1.3      $1.5      $1.5      $1.4      $5.2

Beginning Cash Balance                                              $2.9       $4.8      $6.1      $7.6      $9.1

Ending Cash Balance                                                 $4.8       $6.1      $7.6      $9.1     $10.5

Potential Dividend/Net Income (%)                                   47.2%      29.7%     30.0%     27.6%     24.1%



                                      3-4

Project Thoroughbred
-------------------------------------------------------------------------------


                      -----------------------------
                      Required Return on Equity


                      Risk Free Rate          6.6%
                      S&P 500 Market Premium  4.4%
                      Small Company Premium   6.0%
                                              -----
                                              17.0%
                      -----------------------------

                      -----------------------------
                      Normalized Dividends
                                              $MM
                                              -----
                      Actual 2001 Dividend    $2.0
                      Add:  Debt Repayment     3.0
                           Interest Expense     .2
                                              -----
                                               $5.2
                      -----------------------------


                                      3-5

Project Thoroughbred
--------------------------------------------------------------------------------
                       PRESENT VALUE OF DIVIDEND STREAM
                                 ($ MILLIONS)




                          1997     1998      1999     2000     2001   Normalized
                          ----     ----      ----     ----     ----   ----------
Net Cash Available        $2.50    $1.90     $2.10    $2.10   $ 2.00    $5.20
for Dividends

Perpetuity Value of
Future Dividends
@ 10% Growth Rate                                             $81.71
                          -----    -----     -----    -----   ------

Total                     $2.50    $1.90     $2.10    $2.10   $83.71


-----------------------------------------------------------------------
Present Value
  @ 17% Return on Equity                                      $44.14
-----------------------------------------------------------------------




                                     3-6

Project Thoroughbred
--------------------------------------------------------------------------------





                  Present Value Per Share of Dividend Stream
                  ------------------------------------------

                  BLC             $    523.21
                  BUL A           $    120.23
                  BUL B           $    117.52
                  FEB             $     53.77
                  BLP             $120,017.88









                                     3-7

Project Thoroughbred
--------------------------------------------------------------------------------

                         LONG-TERM DIVIDEND SCENARIO
                                FLOW OF VALUES



                                BLC @        BULA @ $120.23*                       BLP @
($MM)                           $523.21      BULB @ $117.52     FEB @ $53.77       $120,017.88        Total
                                -------      --------------     ------------       -----------        -----
Outside Shareholders/SBP         $12.2           $ 6.8              $ 7.1              -               $26.1
Inside Shareholders                 .9              .2                6.1              1.6               8.8
BLC                                -               2.3                8.0             10.5               -
BUL                               50.0             -                  -                -                 -
FEB                                -              35.3                -                -                 -
BLP                                -               1.1               11.0              -                 -
Taxes & Expenses                   1.8             4.3                3.1              -                 9.2
                                 -----           -----              -----            -----             -----
Gross Distribution               $64.9           $50.0              $35.3            $12.1             $44.1


Less: Intercompany Flows
       From BLC                    -              50.0                -                -                 -
       From BUL                    2.3             -                 35.3              1.1               -
       From FEB                    8.0             -                  -               11.0               -
       From BLP                   10.5             -                  -                -                 -
                                 -----           -----              -----            -----             -----

Net Distribution                 $44.1           $ 0.0              $ 0.0            $ 0.0             $44.1
                                 =====           =====              =====            =====             =====


           * REFLECTS $0.57 PER SHARE DIVIDEND PREFERENCE FOR BUL A
                                      3-8

Project Thoroughbred
-------------------------------------------------------------------------------

                            Company Sale Scenario

Project Thoroughbred
-------------------------------------------------------------------------------


                           Company Sale Scenario -
                               Value Per Share

Assumptions

-       Company sold in competitive auction for $58 million

-       Stock sale structure for tax efficiency

-       Gains on sale reduced by cost basis

-       Corporate tax rate  40%

-       Proceeds of sale flow through ownership loops until exhausted


                                      4-1

Project Thoroughbred
-------------------------------------------------------------------------------



                        Company Sale Scenario
                           Value Per Share


                        -----------------------
                                Value Per Share

                        BLC         $   566.97

                        BUL         $    84.11

                        FEB         $    25.29

                        BLP         $58,992.03
                        -----------------------


                                      4-2


Project Thoroughbred
----------------------------------------------------------------------------------------------
                            COMPANY SALE SCENARIO
                                FLOW OF VALUES

($MM)                       BLC @                                        BLP @
                            $566.97      BUL @ $84.11    FEB @$25.29     $58,992.03      Total
                            --------     ------------    -----------     ----------      -----
Outside Shareholders/SBP    $13.3           $ 4.7           $ 3.3             -          $21.3
Inside Shareholders            .9              .2             2.9             .9           4.9
BLC                            -              1.6             3.8            5.0            -
BUL                          54.2              -               -              -             -
FEB                            -             25.2              -              -             -
BLP                            -               .8             5.1             -             -
Taxes & Expenses                             21.7            10.1             -           31.8
                            -----           -----           -----           ----         -----
Gross Distribution          $68.4           $54.2           $25.2           $5.9         $58.0


Less:  From BLC                -            $54.2              -              -             -
       From BUL               1.6              -             25.2             .8            -
       From FEB               3.8              -               -             5.1            -
       From BLP               5.0              -               -              -             -
                            -----           -----           -----           ----         -----

Net Distribution            $58.0           $0.00           $ 0.0           $0.0         $58.0
                            =====           =====           =====           ====         =====



                                      4-3

Project Thoroughbred
-------------------------------------------------------------------------------






                               Valuation Summary

Project Thoroughbred
-------------------------------------------------------------------------------


                               INDICATED VALUES
                           (Midpoints of 5% Range)





                              Long-Term                     Company
$ Per Share                   Dividend Valuation            Sale Valuation
-----------                   ------------------            --------------
BLC                           $523                          $567

BULA                          $120                          $84

BULB                          $118                          $84

FEB                           $54                           $25







                                     5-1


Project Thoroughbred
------------------------------------------------------------------------------------------------

                                                    Premium Analysis

                                        Premium vs. Current Market Price Per Share

                            Dividend      Company          Current        Dividend        Sale
                              Model      Sale Model        Market         Premium        Premium
                            --------     ------------      -------        --------       -------
BLC                           $521          $567            $160            226%           254%

BUL A                         $120          $ 84            $ 53            126%            58%

BUL B                         $117          $ 84            $ 53            121%            58%

FEB                           $ 53          $ 25            $ 31             71%           -19%



                                      5-2


Project Thoroughbred
-----------------------------------------------------------------------------------

                                        COMPARISON TO WENDIN VALUES


($Per Share)                Dividend     Company Sale    Undiscounted    Discounted
                              Model         Model           Wendin         Wendin
                            --------     ------------    ------------    ----------
BLC                         $521            $567            $600            $400

BUL A                       $120            $ 84            $109            $ 69

BUL B                       $117            $ 84            $109            $ 75

FEB                         $ 53            $ 25            $ 38            $ 31



                                      5-3

Project Thoroughbred
-------------------------------------------------------------------------------

                             DISTRIBUTION SUMMARY
                                 ($ MILLIONS)


                         BLC @ $567      BUL A @ $120      FEB @ $54         Total
                       Shares  Value    Shares   Value   Shares   Value   Distribution
                       ------  -----    ------   -----   ------   -----   ------------
Outside Shareholders
& Stock Bonus Plan     23,400  $13.3    56,267   $6.8    132,420   $7.2      $27.3




Note: Assumes highest valuation for each share class, (i.e. BLC based on company sale valuation and BUL A & FEB based on long-term dividend valuation).


                                      5-4

Project Thoroughbred
--------------------------------------------------------------------------------

                             Financing Alternatives

Project Thoroughbred
-------------------------------------------------------------------------------

                            FINANCING ALTERNATIVES

-------------------------------------------------------------------------------

  Debt Financing                             Private Equity Placement

-------------------------------------------------------------------------------
  PROS:                                      PROS:
  - 100% Ownership                           - Lower Interest Expense
  - Total Compensation/Dividend              - Ability to Complete Transaction
    Discretion                               - On-going Source of Capital
                                             - Experienced Advisors/Partners
                                             - Stronger Balance Sheet
                                             - Wealth Creation at Exit

-------------------------------------------------------------------------------

  CONS:                                      CONS:
  - High Interest Expense                    - Share Ownership
  - Substantial Leverage                     - Share Value Creation
  - Limited Flexibility for                  - Plan for Partner Exit
    Investment and/or
    Unanticipated Problems

-------------------------------------------------------------------------------




                                     6-1

PROJECT THOROUGHBRED
-------------------------------------------------------------------------------




                              VALUATION DETAIL

PROJECT THOROUGHBRED

Historical Income Statements
For the years ending December 31,

                                                                                  LTM Ended   Year to Date
                                                                                     June 30,   June 30,
                              ----------------------------------------------------   --------   --------
                              1992       1993       1994       1995       1996       1997       1997
                              ----------------------------------------------------   --------   --------
Net Sales                     $ 84,865   $ 98,521   $103,955   $117,706   $122,359   $130,299   $ 65,638
  % Growth                                   16.1%       5.5%      13.2%       4.0%

Cost of Goods Sold            $ 49,076   $ 53,193   $ 54,111   $ 69,400   $ 64,007   $ 66,807   $ 34,143
                              ----------------------------------------------------   --------   --------
Gross Margin                  $ 35,790   $ 45,329   $ 49,843   $ 48,305   $ 58,352   $ 63,492   $ 31,495
  Gross Margin %                  42.2%      46.0%      47.9%      41.0%      47.7%      48.7%      48.0%

Operating Expenses
  Selling                     $ 20,246   $ 27,262   $ 26,998   $ 30,657   $ 33,231
  General & Administrative    $  8,151   $ 12,091   $ 16,292   $ 21,386   $ 17,153
  Engineering, R&D            $  3,658   $  4,107   $  3,776   $  2,337   $    997
                              ----------------------------------------------------   --------   --------
Total Operating Expenses      $ 32,055   $ 43,459   $ 47,066   $ 54,380   $ 51,381   $ 52,005   $ 26,949

Operating Income (Loss)       $  3,734   $  1,870   $  2,778    ($6,074)  $  6,970   $ 11,486   $  4,546
  Operating Margin %               4.4%       1.9%       2.7%      -5.2%       5.7%       8.8%       6.9%

  Interest Expense                ($62)      ($48)       ($7)     ($870)   ($1,195)   ($1,150)     ($533)
  Other Income (Expense)      $    229   $    210      ($368)  $    380   $    272   $    329       $172
                              ----------------------------------------------------   --------   --------
Interest & Other
  Income (Expense)            $    167   $    162      ($374)     ($490)     ($923)     ($821)     ($361)

Income (Loss) Before
  Income Taxes                $  3,902   $  2,031   $  2,403    ($6,564)  $  6,048   $ 10,666   $  4,185

Provision for Income Taxes    $  1,443   $    882   $    195    ($2,359)  $  2,593   $  4,468   $  1,789
                              ----------------------------------------------------   --------   --------
NET INCOME (LOSS)

Best Lock Corporation
  & Subsidiary (1)            $  2,458   $  1,800   $  2,208    ($4,204)  $  3,455   $  6,198   $  2,396
                              ====================================================   ========   ========

ADJUSTMENTS TO INCOME
---------------------
  COGS Adjustments (2)                                         $  3,900   $  1,000   $  1,000
  Operating Expenses
    Adjustments (3)                                 $  2,900   $  3,100      ($800)   ($1,345)     ($545)
                              ----------------------------------------------------   --------   --------
Total Adjustments             $      0   $      0   $  2,900   $  7,000   $    200      ($345)     ($545)

  Adjusted Gross Margin       $ 35,790   $ 45,329   $ 49,843   $ 52,205   $ 59,352   $ 64,492   $ 31,495
  Adjusted Operating Profit   $  3,734   $  1,870   $  5,678   $    926   $  7,170   $ 11,141   $  4,001
  Adjusted Pretax Income      $  3,902   $  2,031   $  5,303   $    436   $  6,248   $ 10,321   $  3,640
  Adjusted Net Income (4)     $  2,458   $  1,800   $  4,873   $    279   $  3,569   $  5,998   $  2,084


(1) 1993 Net Income includes $650K adjustment for cumulative effect of change in accounting principle
(2) COGS Adjustments include Mortise lock warranty service ($1.0MM 1996), Obsolete inventory ($2.1MM 1995), and Cost impact of 9K redesign ($1.8MM
    1995)
(3) Operating expense adjustments include Vacation accrual change (-$0.545MM YTD 1997), Restructure accrual (-$0.8MM 1996, $3.1MM 1995), Family settlement accrual ($2.1MM 1994), and Walter Best retirement accrual ($0.8MM 1994)
(4) Adjustments are taxed at the effective audited rate

PROJECT THOROUGHBRED


Historical Balance Sheets
As of December 31,


                                                                                                      June, 30,
                                         ----------------------------------------------  ----------   ---------
                                         1992        1993        1994        1995        1996           1997
                                         ----------------------------------------------  ----------   ---------
ASSETS
  Current Assets
    Cash & Equivalents                    $   1,596   $   1,602   $   4,792   $   1,349   $   2,049   $   1,849
    Trade Receivables                     $  10,994   $  13,539   $  14,124   $  13,508   $  17,696   $  18,372
    Inventories                           $  16,383   $  14,490   $  14,579   $  11,383   $  13,779   $  14,376
    Pre-Paids & Other                     $   4,335   $   3,461   $   3,870   $   7,262   $   3,832   $   3,071
                                          ---------------------------------------------   ---------   ---------
  Total Current Assets                    $  33,307   $  33,093   $  37,365   $  33,503   $  37,356   $  37,668

  Property Plant & Equipment              $  54,299   $  57,881   $  61,220   $  65,169   $  63,098   $  64,603
  Accumulated Depreciation                 ($24,119)   ($27,091)   ($31,082)   ($34,298)   ($36,202)   ($38,797)
                                          ---------------------------------------------   ---------   ---------
  Net PP&E                                $  30,179   $  30,789   $  30,137   $  30,872   $  26,896   $  25,806

  Other Assets, Net                       $     414   $     335   $   3,502   $   4,642   $   4,631   $   4,575
Total Assets                              $  63,900   $  64,217   $  71,003   $  69,017   $  68,883   $  68,050
                                          =============================================   =========   =========
LIABILITIES & STOCKHOLDERS EQUITY
  Current Liabilities
    Current Portion of
      Benefit Obligation                  $     829   $   1,112   $   1,382   $   1,362   $   1,365   $   1,343
      Accounts Payable                    $   1,984   $   1,700   $   1,644   $   3,490   $   2,688   $   2,904
      Customer Advances                               $     816   $   1,501   $   1,434   $   1,849   $   1,853
      Accrued Liabilities                 $   4,584   $   4,890   $   9,813   $  10,260   $   9,116   $   7,102
                                          ---------------------------------------------   ---------   ---------
    Total Current Liabilities             $   7,396   $   8,517   $  14,340   $  16,546   $  15,017   $  13,202

    Long Term Debt                                                            $  15,197   $  15,000   $  14,000
    Retirement Benefit Obligation         $   4,552   $   4,745   $   4,445   $   3,870   $   3,213   $   3,021
    Deferred Income Taxes                 $   4,442   $   2,395   $   2,269   $   2,121   $   2,305   $   2,322
                                          ---------------------------------------------   ---------   ---------
Total Liabilities                         $  16,391   $  15,657   $  21,054   $  37,735   $  35,536   $  32,544

Stock Redeemable Under Bonus Plan                                 $   8,939   $   5,932   $   6,083   $   6,083

    Common Stock                          $   1,408   $   1,408   $   1,408   $   1,408   $   1,408   $   1,408
    Accumulated Earnings                  $  46,881   $  48,024   $  49,524   $  44,827   $  47,568   $  49,758
    Cumulative Translation Adjustment          ($15)      ($109)      ($198)      ($141)      ($229)      ($244)
    Stock Redeemable Under Bonus Plan                               ($8,939)    ($5,932)    ($6,083)    ($6,083)
    Treasury Stock                            ($764)      ($764)      ($784)   ($14,811)   ($15,401)   ($15,417)
                                          ---------------------------------------------   ---------   ---------
Total Equity                              $  47,510   $  48,560   $  41,010   $  25,350   $  27,263   $  29,422

Total Liabilities & Shareholder's Equity  $  63,900   $  64,217   $  71,003   $  69,017   $  68,883   $  68,050
                                          =============================================   =========   =========

Project Thoroughbred

===================================================================================================================================
BEST LOCK CORPORATION
VALUATION ANALYSIS
SUMMARY DATA                          TARGET COMPANY                                          COMPARABLE COMPANIES
($ IN THOUSANDS, EXCEPT PER SHARE)

                                ---------------------------   ---------------------------------------------------------------------
STOCK TICKER SYMBOL                  (Audited)   (Adjusted)                       ACK                EML               IR
EXCHANGE WHERE TRADED                                                             NYSE              AMEX              NYSE

COMPANY                         BEST LOCK CORPORATION                         ARMSTRONG WORLD     EASTERN CO     INGERSOLL-RAND CO
                                                                                 INDS INC
                                                                               FOOTNOTE (1)      FOOTNOTE (2)       FOOTNOTE (3)
                                                                               --------------    ------------    -------------------
FISCAL YEAR END DATE                  12/31/96                Mean  Median        12/96            12/96               12/96
LTM DATE                               6/30/97                                     3/97             3/97                3/97
----------------------------------------------------------    ---------------------------------------------------------------------
EARNINGS DATA (LATEST TWELVE MONTHS)
Net Sales                             $130,299                                 $ 2,173,500       $    59,247        $  6,737,400
Gross Income                          $ 63,492    $ 63,568                     $   711,100       $    14,241        $  1,687,900
  % Margin                                48.7%       49.5%   29.3%  28.9%            32.7%             24.0%               25.1%
Operating Income                      $ 11,486    $ 10,841                     $   319,500       $     5,316        $    699,500
  % Margin                                 8.8%        8.4%   11.1%  10.3%            14.7%              9.0%               10.4%
EBITDA                                $ 17,053    $ 16,525                     $   444,700       $     8,165        $    906,200
  % Margin                                13.1%       12.9%   15.1%  13.6%            20.5%             13.8%               13.5%
Net Income                            $  6,198    $  5,795                     $   201,900       $     2,153        $    361,300
  % Margin                                 4.8%        4.5%    6.2%   5.1%             9.3%              3.6%                5.4%
----------------------------------------------------------    ---------------------------------------------------------------------
CAPITALIZATION (LATEST)
Total Debt                            $ 24,448                                 $   528,300       $     3,290        $  1,337,300
Preferred Equity                      $      0                                 $         0       $         0        $          0
Common Equity                         $ 29,422                                 $   781,100       $    30,120        $  2,114,400
  Total Capital                       $ 53,870                                 $ 1,309,400       $    33,410        $  3,451,700
Debt/Total Capital                        0.45                0.32   0.35             0.40              0.10                0.39

COMMON SHARES OUTSTANDING (Latest)           1                                  40,828,000         2,764,164         108,402,000
----------------------------------------------------------    ---------------------------------------------------------------------
BALANCE SHEET DATA & RATIOS (LATEST)
Cash                                  $  1,849                                 $    31,800       $     2,168        $    473,200
Company Value                               NA                                 $ 3,494,806       $    43,967        $  8,221,886
Current Ratio                             2.85                2.72   2.58             1.62              2.84                1.99
Tangible Book Value per Share (Latest)  294.22                                       19.13             10.16                8.64
Asset Turnover                            1.91                1.24   1.26             0.99              1.35                1.19
Return on Average Common Equity           23.2%               16.3%  17.6%            25.8%              7.3%               18.6%
Return on Average Total Assets             9.1%                7.2%   7.1%             9.4%              5.2%                6.5%
----------------------------------------------------------    ---------------------------------------------------------------------
EARNINGS PER SHARE DATA
1996                                  $  3,455    $  3,569                     $      4.67       $      0.50        $       3.33
1995                                   ($4,205)   $    279                     $      3.96       $      0.99        $       2.55
1994                                  $  2,208    $  4,873                     $      4.60       $      0.88        $       2.00
1993                                  $  1,800    $  1,800                     $      2.37       $      1.03        $       1.59
1992                                  $  2,458    $  2,458                     $      0.53       $      1.10        $       1.57
5 Year Average                        $  1,143    $  2,596                            3.23              0.90                2.21
3 Year Average                        $    486    $  2,907                            4.41              0.79                2.63
Latest 12 Months                      $  6,198    $  5,998                            4.89              0.80                3.35
1997E                                 $  5,300                                        5.69                NA                3.66
1998E                                 $  6,400                                        6.26                NA                4.09

Date of Latest 12 Months Earnings
  Per Share                               4/97                                        3/97              3/97                3/97
Date of Current Year IBES Estimate       12/97                                       12/97                NA               12/97
----------------------------------------------------------    ---------------------------------------------------------------------
PRICE/EARNINGS RATIOS
5 Year Average                              NA                28.1   30.7             22.8              17.2                30.7
3 Year Average                              NA                23.7   22.7             16.7              19.6                25.8
Latest 12 Months                            NA                20.3   19.8             15.0              19.4                20.3
1997E                                       NA                17.1   18.5             13.1                NA                18.5
1998E                                       NA                16.4   17.4             12.0                NA                16.6
----------------------------------------------------------    ---------------------------------------------------------------------
MARKET & DIVIDEND DATA (AS OF 6/05/97)
Price Per Share                             NA                                 $     73.44       $     15.50        $      67.88
52 Week High                                NA                                       75.25             16.31               68.38
52 Week Low                                 NA                                       58.13             12.25               40.63
Dow Jones Industrial Average = 7,305
Enterprise Value/Revenues (LTM)             NA                1.41   1.40             1.61              0.74                1.22
Enterprise Value/Operating Income (LTM)     NA               12.33  11.35            10.94              8.27               11.75
Enterprise Value/EBITDA (LTM)               NA                9.24   8.47             7.86              5.38                9.07
Price/Book Value (Latest)                   NA                4.36   4.58             3.84              1.53                7.86
Dividend Per Share (LTM)                  5.42                                        1.60              0.46                0.80
Current Yield                               NA                0.02   0.02             0.02              0.03                0.01
Common Dividend Payout Ratio              0.12                0.42   0.45             0.33              0.58                0.24
----------------------------------------------------------    ---------------------------------------------------------------------
CASH FLOW DATA & RATIOS (FISCAL YEAR END)
Cash Flow (Net Income plus            $ 11,765    $ 11,565                     $   327,100       $     5,002        $    568,000
Depreciation, LTM)
Cash Flow Per Share
LTM                                   $ 11,765    $ 11,565                     $      8.07       $      1.85        $       5.27
1996                                  $  8,919    $  9,034                     $      7.97       $      1.59        $       5.21
1995                                  $    700    $  5,184                     $      7.95       $      1.94        $       4.24
1994                                  $  6,573    $  9,238                     $      8.53       $      1.76        $       3.26
3 Year Average Cash Flow Per Share    $  5,398    $  7,818                            8.15              1.76                4.24
Price/Cash Flow Per Share (LTM)             NA                12.4   11.0              9.1               7.4                10.5
Price/3 Year Average Cash
  Flow Per Share                            NA                14.0   12.5              9.0               7.7                13.1
===================================================================================================================================
===================================================================================================================================
BEST LOCK CORPORATION                                                                                                  Page 1
VALUATION ANALYSIS                                                                                                   06/09/97
SUMMARY DATA                                             COMPARABLE COMPANIES                                        09:22 AM
($ IN THOUSANDS, EXCEPT PER SHARE)                                                                       --------------------------
                                                                                                                Analyst:  SSH
                                ---------------------------------------------------------------------------------------------------
STOCK TICKER SYMBOL                            KNAP                    MAS                    SWK
EXCHANGE WHERE TRADED                       NASDAQ-NMS                NYSE                    NYSE

COMPANY                                 KNAPE & VOGT MFG CO         MASCO CORP           STANLEY WORKS
                                           FOOTNOTE (4)            FOOTNOTE (5)           FOOTNOTE (6)
                                        -------------------      ---------------        --------------
FISCAL YEAR END DATE                            6/96                  12/96                   12/96
LTM DATE                                        3/97                   3/97                    3/97
------------------------------------------------------------------------------------------------------
EARNINGS DATA (LATEST TWELVE MONTHS)
Net Sales                                     $  172,948           $  3,327,000           $  2,682,100
Gross Income                                  $   42,308           $  1,219,760           $    884,500
  % Margin                                          24.5%                  36.7%                  33.0%
Operating Income                              $   13,664           $    480,500           $    271,800
  % Margin                                           7.9%                  14.4%                  10.1%
EBITDA                                        $   21,436           $    580,180           $    344,900
  % Margin                                          12.4%                  17.4%                  12.9%
Net Income                                    $    7,783           $    316,700           $    129,880
  % Margin                                           4.5%                   9.5%                   4.8%
------------------------------------------------------------------------------------------------------
CAPITALIZATION (LATEST)
Total Debt                                    $   33,800           $  1,222,770           $    352,600
Preferred Equity                              $        0           $          0           $          0
Common Equity                                 $   72,061           $  1,886,590           $    791,900
  Total Capital                               $  105,861           $  3,109,360           $  1,144,500
Debt/Total Capital                                  0.32                   0.39                   0.31

COMMON SHARES OUTSTANDING (Latest)             5,890,000            161,240,000             88,931,000
------------------------------------------------------------------------------------------------------
BALANCE SHEET DATA & RATIOS (LATEST)
Cash                                          $      304           $    327,590           $     76,400
Company Value                                 $  133,626           $  8,443,228           $  4,250,304
Current Ratio                                       4.72                   2.84                   2.32
Tangible Book Value per Share (Latest)              9.02                   8.81                   7.79
Asset Turnover                                      1.34                   0.90                   1.64
Return on Average Common Equity                     11.0%                  18.1%                  17.1%
Return on Average Total Assets                       6.0%                   8.5%                   7.8%
------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE DATA
1996                                          $     1.01           $       1.84           $       1.41
1995                                          $     1.29           $       1.25           $       1.25
1994                                          $     1.24           $       1.22           $       1.40
1993                                                  NA           $       1.45           $       1.03
1992                                                  NA           $       1.21           $       1.08
5 Year Average                                      1.18                   1.39                   1.23
3 Year Average                                      1.18                   1.44                   1.35
Latest 12 Months                                    1.33                   1.97                   1.46
1997E                                               1.40                   2.25                   2.11
1998E                                                 NA                   2.57                   2.39

Date of Latest 12 Months Earnings
  Per Share                                         3/97                   3/97                   3/97
Date of Current Year IBES Estimate                  6/97                  12/97                  12/97
------------------------------------------------------------------------------------------------------
PRICE/EARNINGS RATIOS
5 Year Average                                        NA                   33.6                   36.2
3 Year Average                                      14.4                   32.6                   33.0
Latest 12 Months                                    12.8                   23.8                   30.6
1997E                                               12.1                   20.8                   21.2
1998E                                                 NA                   18.2                   18.7
------------------------------------------------------------------------------------------------------
MARKET & DIVIDEND DATA (AS OF 6/05/97)
Price Per Share                               $    17.00           $      46.81           $      44.69
52 Week High                                       18.50                  48.25                  47.38
52 Week Low                                        13.50                  28.63                  23.63
Dow Jones Industrial Average = 7,305
Enterprise Value/Revenues (LTM)                     0.77                   2.54                   1.58
Enterprise Value/Operating Income (LTM)             9.78                  17.57                  15.64
Enterprise Value/EBITDA (LTM)                       6.23                  14.55                  12.32
Price/Book Value (Latest)                           1.88                   5.31                   5.73
Dividend Per Share (LTM)                            0.66                   0.78                   0.74
Current Yield                                       0.04                   0.02                   0.02
Common Dividend Payout Ratio                        0.50                   0.40                   0.50
------------------------------------------------------------------------------------------------------
CASH FLOW DATA & RATIOS (FISCAL YEAR END)
Cash Flow (Net Income plus                    $   15,555           $    416,380           $    202,980
 Depreciation, LTM)
Cash Flow Per Share
LTM                                           $     2.64           $       2.59           $       2.29
1996                                          $     2.26           $       2.46           $       2.25
1995                                          $     2.46           $       1.82           $       2.16
1994                                          $     2.28           $       1.85           $       2.31
3 Year Average Cash Flow Per Share                  2.33                   2.04                   2.24
Price/Cash Flow Per Share (LTM)                      6.0                   14.8                   17.6
Price/3 Year Average Cash
  Flow Per Share                                     6.8                   18.7                   17.9
===================================================================================================================================

Project Thoroughbred

===================================================================================================================================
BEST LOCK CORPORATION
Historical Earnings Data              TARGET COMPANY                                          COMPARABLE COMPANIES
($ IN THOUSANDS, EXCEPT PER SHARE)

                                ==========================    =====================================================================
                                                                              ARMSTRONG WORLD
                                                                                 INDS INC         EASTERN CO      INGERSOLL-RAND CO
                                BEST LOCK CORPORATION                          FOOTNOTE (1)      FOOTNOTE (2)       FOOTNOTE (3)
                                                                               --------------   --------------    -----------------
FISCAL YEAR END DATE                  12/96                   Mean  Median        12/96            12/96               12/96
LTM DATE                               4/30/97                                     3/97             3/97                3/97
----------------------------------------------------------    ---------------------------------------------------------------------
REVENUES
LTM                                   $130,299                                 $ 2,173,500       $    59,247        $  6,737,400
1996                                  $122,359                                 $ 2,156,400       $    57,854        $  6,702,900
1995                                  $117,706                                 $ 2,325,000       $    59,352        $  5,729,000
1994                                  $103,955                                 $ 2,226,000       $    58,381        $  4,507,469
1993                                  $ 98,521                                 $ 2,075,700       $    52,546        $  4,021,071
1992                                  $ 84,865                                 $ 2,111,400       $    60,060        $  3,783,787
5 Year Compound Annual Growth Rate         9.6%                7.0%   7.3%             0.5%             -0.9%               15.4%
3 Year Compound Annual Growth Rate         8.5%                6.8%   4.5%            -1.6%             -0.5%               21.9%
----------------------------------------------------------    ---------------------------------------------------------------------
GROSS INCOME
LTM                                   $ 63,492    $ 64,492                     $   711,100       $    14,241        $  1,687,900
1996                                  $ 58,352    $ 59,352                     $   696,500       $    12,681        $  1,673,000
1995                                  $ 48,305    $ 52,205                     $   743,900       $    14,115        $  1,418,800
1994                                  $ 49,844    $ 49,844                     $   742,100       $    13,641        $  1,130,400
1993                                  $ 45,329    $ 45,329                     $   622,000       $    13,304        $  1,004,400
1992                                  $ 35,790    $ 35,790                     $   575,300       $    13,981        $    901,900
5 Year Compound Annual Growth Rate        13.0%       13.5%    7.0%   5.4%             5.4%              0.5%               17.0%
3 Year Compound Annual Growth Rate         8.2%        9.1%    6.9%   4.6%            -2.1%              2.2%               22.2%
----------------------------------------------------------    ---------------------------------------------------------------------
OPERATING INCOME
LTM                                   $ 11,486    $ 11,141                     $   319,500       $     5,316        $    699,500
1996                                  $  6,970    $  7,170                     $   302,400       $     4,046        $    683,500
1995                                   ($6,074)   $    926                     $   293,100       $     4,347        $    497,000
1994                                  $  2,778    $  5,678                     $   294,600       $     3,963        $    377,000
1993                                  $  1,870    $  1,870                     $   187,800                NA        $    296,514
1992                                  $  3,734    $  3,734                     $   128,900                NA        $    255,239
5 Year Compound Annual Growth Rate        16.9%       17.7%   19.4%  23.8%            23.8%               NM                27.9%
3 Year Compound Annual Growth Rate        58.4%       12.4%    5.9%   1.2%             1.3%              1.0%               34.6%
----------------------------------------------------------    ---------------------------------------------------------------------
EBITDA
LTM                                   $ 17,053    $ 16,708                     $   444,700       $     8,165        $    906,200
1996                                  $ 12,435    $ 12,635                     $   426,100       $     6,999        $    886,100
1995                                   ($1,170)   $  5,831                     $   429,200       $     6,975        $    676,400
1994                                  $  7,143    $ 10,043                     $   428,000       $     6,416        $    509,540
1993                                  $  5,927    $  5,928                     $   317,800                NA        $    420,035
1992                                  $  7,353    $  7,353                     $   265,800                NA        $    371,818
5 Year Compound Annual Growth Rate        14.0%       14.5%   13.8%  12.5%            12.5%               NM                24.2%
3 Year Compound Annual Growth Rate        31.9%       12.2%    6.0%   1.2%            -0.2%              4.4%               31.9%
----------------------------------------------------------    ---------------------------------------------------------------------
NET INCOME
LTM                                   $  6,198    $  5,998                     $   201,900       $     2,153        $    361,300
1996                                  $  3,455    $  3,569                     $   192,700       $     1,336        $    358,000
1995                                   ($4,205)   $    279                     $   163,000       $     2,747        $    270,300
1994                                  $  2,208    $  4,873                     $   187,200       $     2,437        $    211,100
1993                                  $  1,800    $  1,800                     $   102,580       $     2,830        $    166,500
1992                                  $  2,458    $  2,458                     $    33,080       $     3,037        $    163,600
5 Year Compound Annual Growth Rate         8.9%        9.8%   16.2%  14.0%            55.4%            -18.6%               21.6%
3 Year Compound Annual Growth Rate        25.1%      -14.4%    4.4%   0.8%             1.5%            -26.0%               30.2%
----------------------------------------------------------    ---------------------------------------------------------------------
GROSS MARGIN
LTM                                       48.7%       49.5%   29.3%  28.9%            32.7%             24.0%               25.1%
1996                                      47.7%       48.5%   28.7%  28.6%            32.3%             21.9%               25.0%
1995                                      41.0%       44.4%   29.0%  28.4%            32.0%             23.8%               24.8%
1994                                      47.9%       47.9%   30.0%  29.5%            33.3%             23.4%               25.1%
1993                                      46.0%       46.0%   28.1%  28.5%            30.0%             25.3%               25.0%
1992                                      42.2%       42.2%   27.2%  27.2%            27.2%             23.3%               23.8%
----------------------------------------------------------    ---------------------------------------------------------------------
OPERATING MARGIN
LTM                                        8.8%        8.6%   11.1%  10.3%            14.7%              9.0%               10.4%
1996                                       5.7%        5.9%   10.5%  10.1%            14.0%              7.0%               10.2%
1995                                        NM         0.8%   10.1%   9.1%            12.6%              7.3%                8.7%
1994                                       2.7%        5.5%   10.8%   9.8%            13.2%              6.8%                8.4%
1993                                       1.9%        1.9%    8.5%   9.0%             9.0%               NA                 7.4%
1992                                       4.4%        4.4%    7.4%   6.7%             6.1%               NA                 6.7%
----------------------------------------------------------    ---------------------------------------------------------------------
EBITDA MARGIN
LTM                                       13.1%       12.8%   15.1%  13.6%            20.5%             13.8%               13.5%
1996                                      10.2%       10.3%   14.5%  13.0%            19.8%             12.1%               13.2%
1995                                        NM         5.0%   14.0%  12.6%            18.5%             11.8%               11.8%
1994                                       6.9%        9.7%   15.0%  13.5%            19.2%             11.0%               11.3%
1993                                       6.0%        6.0%   12.8%  12.7%            15.3%               NA                10.4%
1992                                       8.7%        8.7%   11.8%  12.6%            12.6%               NA                 9.8%
----------------------------------------------------------    ---------------------------------------------------------------------
NET MARGIN
LTM                                        4.8%        4.6%    6.2%   5.1%             9.3%              3.6%                5.4%
1996                                       2.8%        2.9%    5.7%   5.0%             8.9%              2.3%                5.3%
1995                                        NM         0.2%    5.3%   4.7%             7.0%              4.6%                4.7%
1994                                       2.1%        4.7%    5.7%   5.0%             8.4%              4.2%                4.7%
1993                                       1.8%        1.8%    4.6%   4.5%             4.9%              5.4%                4.1%
1992                                       2.9%        2.9%    3.8%   4.4%             1.6%              5.1%                4.3%
===================================================================================================================================
===================================================================================================================================
BEST LOCK CORPORATION                                                                                                  Page 2
HISTORICAL EARNINGS DATA                                                                                             06/09/97
($ IN THOUSANDS, EXCEPT PER SHARE)                       COMPARABLE COMPANIES                                        09:22 AM
                                ======================================================================== --------------------------
                                                                                                                Analyst:  SSH
                                                                                                         --------------------------
                                        KNAPE & VOGT MFG CO         MASCO CORP           STANLEY WORKS
                                           FOOTNOTE (4)             FOOTNOTE (5)          FOOTNOTE (6)
                                       --------------------        -------------         -------------
FISCAL YEAR END DATE                           6/96                  12/96                   12/96
LTM DATE                                        3/97                   3/97                    3/97
------------------------------------------------------------------------------------------------------
REVENUES
LTM                                           $  172,948           $ 3,327,000            $ 2,682,100
1996                                          $  163,012           $ 3,237,000            $ 2,670,800
1995                                          $  168,191           $ 2,927,000            $ 2,624,300
1994                                          $  145,505           $ 2,583,000            $ 2,510,900
1993                                          $  114,011           $ 2,243,000            $ 2,273,100
1992                                          $  111,816           $ 2,042,000            $ 2,217,700
5 Year Compound Annual Growth Rate                   9.9%                 12.2%                   4.8%
3 Year Compound Annual Growth Rate                   5.8%                 11.9%                   3.1%
------------------------------------------------------------------------------------------------------
GROSS INCOME
LTM                                           $   42,308           $ 1,219,760            $   884,500
1996                                          $   38,603           $ 1,188,930            $   875,300
1995                                          $   40,894           $ 1,080,670            $   838,600
1994                                          $   37,803           $ 1,008,900            $   826,900
1993                                          $   32,528                    NA            $   720,100
1992                                          $   31,767                    NA            $   735,800
5 Year Compound Annual Growth Rate                   7.4%                   NM                    4.7%
3 Year Compound Annual Growth Rate                   5.8%                 10.0%                   3.4%
------------------------------------------------------------------------------------------------------
OPERATING INCOME
LTM                                           $   13,664           $   480,500            $   271,800
1996                                          $   11,165           $   480,500            $   266,800
1995                                          $   14,090           $   402,340            $   251,900
1994                                          $   13,067           $   430,750            $   266,500
1993                                                  NA                    NA            $   207,800
1992                                                  NA                    NA            $   208,000
5 Year Compound Annual Growth Rate                    NM                    NM                    6.4%
3 Year Compound Annual Growth Rate                  -7.6%                  5.6%                   0.1%
------------------------------------------------------------------------------------------------------
EBITDA
LTM                                           $   21,436           $   580,180            $   344,900
1996                                          $   18,511           $   580,180            $   341,500
1995                                          $   20,988           $   492,430            $   333,100
1994                                          $   19,154           $   551,380            $   348,300
1993                                                  NA                    NA            $   288,500
1992                                                  NA                    NA            $   286,500
5 Year Compound Annual Growth Rate                    NM                    NM                    4.5%
3 Year Compound Annual Growth Rate                  -1.7%                  2.6%                  -1.0%
------------------------------------------------------------------------------------------------------
NET INCOME
LTM                                           $    7,783           $   316,700            $   129,880
1996                                          $    5,928           $   295,200            $   125,580
1995                                          $    7,591           $   200,050            $   110,400
1994                                          $    7,314           $   172,710            $   125,300
1993                                                  NA                    NA            $    92,600
1992                                                  NA                    NA            $    98,100
5 Year Compound Annual Growth Rate                    NM                    NM                    6.4%
3 Year Compound Annual Growth Rate                 -10.0%                 30.7%                   0.1%
------------------------------------------------------------------------------------------------------
GROSS MARGIN
LTM                                                 24.5%                 36.7%                  33.0%
1996                                                23.7%                 36.7%                  32.8%
1995                                                24.3%                 36.9%                  32.0%
1994                                                26.0%                 39.1%                  32.9%
1993                                                28.5%                   NA                   31.7%
1992                                                28.4%                   NA                   33.2%
------------------------------------------------------------------------------------------------------
OPERATING MARGIN
LTM                                                  7.9%                 14.4%                  10.1%
1996                                                 6.8%                 14.8%                  10.0%
1995                                                 8.4%                 13.7%                   9.6%
1994                                                 9.0%                 16.7%                  10.6%
1993                                                  NA                    NA                    9.1%
1992                                                  NA                    NA                    9.4%
------------------------------------------------------------------------------------------------------
EBITDA MARGIN
LTM                                                 12.4%                 17.4%                  12.9%
1996                                                11.4%                 17.9%                  12.8%
1995                                                12.5%                 16.8%                  12.7%
1994                                                13.2%                 21.3%                  13.9%
1993                                                  NA                    NA                   12.7%
1992                                                  NA                    NA                   12.9%
------------------------------------------------------------------------------------------------------
NET MARGIN
LTM                                                  4.5%                  9.5%                   4.8%
1996                                                 3.6%                  9.1%                   4.7%
1995                                                 4.5%                  6.8%                   4.2%
1994                                                 5.0%                  6.7%                   5.0%
1993                                                  NA                    NA                    4.1%
1992                                                  NA                    NA                    4.4%
===================================================================================================================================

Project Thoroughbred

===================================================================================================================================
BEST LOCK CORPORATION
Historical Earnings Data              TARGET COMPANY                                          COMPARABLE COMPANIES
($ IN THOUSANDS, EXCEPT PER SHARE)

                                ==========================    =====================================================================
                                                                              ARMSTRONG WORLD
                                                                                 INDS INC         EASTERN CO      INGERSOLL-RAND CO
                                BEST LOCK CORPORATION                          FOOTNOTE (1)      FOOTNOTE (2)       FOOTNOTE (3)
                                                                               --------------    ------------     -----------------
FISCAL YEAR END DATE                     12/96                Mean  Median        12/96            12/96               12/96
LTM DATE                               6/30/97                                     3/97             3/97                3/97
----------------------------------------------------------    ---------------------------------------------------------------------
STOCKHOLDERS' EQUITY (RESTATED)
Latest Quarter                        $ 29,422                                 $   781,100       $    30,120        $  2,114,400
Average LTM                           $ 26,737                                 $   773,550       $    29,546        $  1,978,450
1996                                  $ 27,263                                 $   790,000       $    29,355        $  2,090,800
1995                                  $ 25,350                                 $   775,000       $    29,807        $  1,795,500
1994                                  $ 41,010                                 $   735,100       $    29,843        $  1,531,342
1993                                  $ 48,560                                 $   569,500       $    28,383        $  1,349,825
1992                                  $ 47,510                                 $   569,200       $    26,926        $  1,293,375
----------------------------------------------------------    ---------------------------------------------------------------------
RETURN ON AVERAGE COMMON EQUITY
LTM                                       23.2%       22.4%   16.1%  17.3%            25.5%              7.3%               18.3%
1996                                      13.1%       13.6%   14.7%  16.7%            23.5%              4.5%               18.4%
1995                                        NM         0.8%   13.5%  12.9%            19.1%              9.2%               16.2%
1994                                       4.9%       10.9%   14.3%  12.9%            25.8%              8.4%               14.7%
1993                                       3.7%        3.7%   12.7%  13.0%            14.6%             10.2%               12.6%
----------------------------------------------------------    ---------------------------------------------------------------------
TOTAL ASSETS (RESTATED)
LATEST QUARTER                        $ 68,050                                 $ 2,191,000       $    43,988        $  5,660,500
1996                                  $ 68,883                                 $ 2,135,600       $    42,492        $  5,621,600
1995                                  $ 69,017                                 $ 2,149,800       $    41,090        $  5,563,297
1994                                  $ 71,003                                 $ 2,159,000       $    41,883        $  3,596,921
1993                                  $ 64,217                                 $ 1,869,200       $    40,459        $  3,375,332
1992                                  $ 63,900                                 $ 1,944,300       $    40,203        $  3,387,552
INTANGIBLE ASSETS (Fiscal Year End)          0                                           0             2,045           1,178,000
----------------------------------------------------------    ---------------------------------------------------------------------
COMMON SHARES ISSUED AND OUTSTANDING
Latest Quarter                               1                                      40,828             2,764             108,402
1996                                         1                                      41,164             2,716             109,482
----------------------------------------------------------    ---------------------------------------------------------------------
AVERAGE COMMON SHARES OUTSTANDING
Latest Quarter                               1                                      41,300             2,723             108,200
LTM                                          1                                      40,550             2,705             107,800
1996                                         1                                      39,700             2,699             107,500
1995                                         1                                      37,600             2,772             106,069
1994                                         1                                      37,600             2,772             105,458
----------------------------------------------------------    ---------------------------------------------------------------------
DEPRECIATION (FROM CASH FLOW STATEMENT)
LTM                                   $  5,567                                 $   125,200       $     2,850        $    206,700
1996                                  $  5,465                                 $   123,700       $     2,953        $    202,600
1995                                  $  4,905                                 $   136,100       $     2,628        $    179,400
1994                                  $  4,365                                 $   133,400       $     2,453        $    132,540
1993                                  $  4,058                                 $   130,000       $     2,322        $    123,521
1992                                  $  3,619                                 $   136,900       $     2,237        $    116,579
----------------------------------------------------------    ---------------------------------------------------------------------
PREFERRED DIVIDENDS
LTM                                   $      0                                 $     4,400       $         0        $          0
1996                                  $      0                                 $     8,800       $         0        $          0
1995                                  $      0                                 $    18,800       $         0        $          0
1994                                  $      0                                 $    19,000       $         0        $          0
1993                                  $      0                                 $    19,200       $         0        $          0
----------------------------------------------------------    ---------------------------------------------------------------------
EXTRA INFORMATION
  Date of Latest Quarterly Information    4/97                                        3/97              3/97                3/97

  Primary Business Segment                                                  FLOOR COVERING          SECURITY            STANDARD
                                                                                                    PROCUCTS           MACHINERY
  SIC Code                                                                     (3089, 2891)      (3429, 3325)        (3563, 3531)

  SIC Code Definition                                                    PLASTICS PRODUCTS,     CUTLERY,HAND             GENERAL
                                                                                 NEC         TOOLS,GEN HRDWR          INDUSTRIAL
                                                                                                                      MACH & EQ

-----------------------------------------------------------------------------------------------------------------------------------
===================================================================================================================================
BEST LOCK CORPORATION                                                                                                  Page 2
HISTORICAL EARNINGS DATA                                                                                             06/09/97
($ IN THOUSANDS, EXCEPT PER SHARE)                       COMPARABLE COMPANIES                                        09:22 AM
                                ======================================================================== --------------------------
                                                                                                                Analyst:  SSH
                                                                                                         --------------------------
                                        KNAPE & VOGT MFG CO         MASCO CORP           STANLEY WORKS
                                           FOOTNOTE (4)             FOOTNOTE (5)          FOOTNOTE (6)
FISCAL YEAR END DATE                            6/96                  12/96                   12/96
LTM DATE                                        3/97                   3/97                    3/97
------------------------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY (RESTATED)
Latest Quarter                                $   72,061           $ 1,886,590            $   791,900
Average LTM                                   $   71,340           $ 1,785,380            $   767,600
1996                                          $   69,174           $ 1,839,810            $   780,100
1995                                          $   72,714           $ 1,655,430            $   734,600
1994                                          $   67,974           $ 2,112,680            $   744,200
1993                                          $   63,876           $ 1,998,430            $   680,900
1992                                          $   62,067           $ 1,886,880            $   696,300
------------------------------------------------------------------------------------------------------
RETURN ON AVERAGE COMMON EQUITY
LTM                                                 10.9%                 17.7%                  16.9%
1996                                                 8.4%                 16.9%                  16.6%
1995                                                10.8%                 10.6%                  14.9%
1994                                                11.1%                  8.4%                  17.6%
1993                                                  NM                    NM                   13.4%
------------------------------------------------------------------------------------------------------
TOTAL ASSETS (RESTATED)
LATEST QUARTER                                $  129,445           $ 3,684,130            $ 1,633,500
1996                                          $  129,225           $ 3,701,650            $ 1,659,600
1995                                          $  131,434           $ 3,778,630            $ 1,670,000
1994                                          $  133,656           $ 4,390,039            $ 1,701,000
1993                                          $   95,173           $ 4,021,060            $ 1,576,900
1992                                          $   87,236           $ 3,986,560            $ 1,607,600
INTANGIBLE ASSETS (Fiscal Year End)               18,916               466,360                 98,900
------------------------------------------------------------------------------------------------------
COMMON SHARES ISSUED AND OUTSTANDING
Latest Quarter                                     5,890               161,240                 88,931
1996                                               5,881               160,870                 88,720
------------------------------------------------------------------------------------------------------
AVERAGE COMMON SHARES OUTSTANDING
Latest Quarter                                     5,901               161,000                 88,755
LTM                                                5,889               160,750                 88,807
1996                                               5,883               160,600                 88,824
1995                                               5,891               159,600                 88,720
1994                                               5,878               158,800                 89,550
------------------------------------------------------------------------------------------------------
DEPRECIATION (FROM CASH FLOW STATEMENT)
LTM                                           $    7,772            (7)$99,680            $    73,100
1996                                          $    7,345           $    99,680            $    74,700
1995                                          $    6,898           $    90,090            $    81,200
1994                                          $    6,087           $   120,630            $    81,800
1993                                                  NA           $   115,990            $    80,700
1992                                                  NA           $   114,450            $    78,500
------------------------------------------------------------------------------------------------------
PREFERRED DIVIDENDS
LTM                                           $        0           $         0            $         0
1996                                          $        0           $         0            $         0
1995                                          $        0           $         0            $         0
1994                                          $        0           $         0            $         0
1993                                          $        0           $         0            $         0
------------------------------------------------------------------------------------------------------
EXTRA INFORMATION
  Date of Latest Quarterly Information              3/97                 3/97                    3/97

  Primary Business Segment            SPECIALTY HARDWARE     KITCHEN AND BATH                TOOLS
                                                PRODUCTS             PRODUCTS

  SIC Code                                    (2540,3429)         (2434, 3432)            (3423, 3546)

  SIC Code Definition                PARTITIONS,SHELVING,          HEATING EQ,           CUTLERY,HAND
                                                  LOCKERS     PLUMBING FIXTURE        TOOLS, GEN HRDWR

------------------------------------------------------------------------------------------------------
FOOTNOTES & ADJUSTMENTS

(1) Historical financial statement are adjusted to represent continuing operations only. Presented net of unusual and/or non recurring charges, marginal tax rate of 40% used on adjustments for net income.  Adjustments include 1996 - $46.5mm, 1995 - $249.0mm, 1993 - $89.3mm, 1992 - $160.8mm.
(2) Historical financial statement are adjusted to represent continuing operations only. Presented net of 1996 defense costs ($456 OK or $0
    17/Share after tax).
(3) Presented net of unusual and/or non recurring charges, marginal tax rate of 40% used on adjustments for net income. Adjustments include 1993-$5 OMM,
    1992-$80 OMM.
(4) Historical financial statement are adjusted to represent continuing operations only. Presented net of unusual costs ($2.825MM or $0.48/Share after tax for year ended 6/96, $0.246MM or $0.04/Share after tax for quarter ended 3/97).
(5) Historical financial statement are adjusted to represent continuing operations only, and to reflect pooling of interests.
(6) Presented net of unusual and/or non recurring charges; marginal tax rate of
    40% used on adjustments for net income. Adjustments include before tax
    LTM-$43.2MM, 1996-$47.8MM, 1995-$85.5MM. Marginal tax rate of 40% used for net income adjustments.
(7) estimated.
===============================================================================

---------------------------------------------------------------------------------------------------------
                     COMPANY NAME: PROJECT THOROUGHBRED
                     COMPARABLE PUBLIC COMPANY ANALYSIS:
---------------------------------------------------------------------------------------------------------
                   VALUATION PURPOSE: CORPOATE INFORMATION
                           VALUATION DATE: 6/5/97
----------------------------------------------------------                   ----------------------------
                                     COMPARABLE GROUP         BLC (1)             INDICATED VALUE
                                  -----------------------------------------------------------------------
INPUT                              LOW     MEDIAN  HIGH       6/5/97           LOW      MEDIAN    HIGH
---------------------------------------------------------------------------------------------------------
PRICE/EARNINGS
  5 Year Avg.                     17.2X   30.7X   36.2X       $2,596          $44,651   $79,697   $93,975
  3 Year Avg.                     14.4X   22.7X   33.0X       $2,907          $41,861   $65,989   $95,931
  Last Twelve Months (LTM)        12.8X   19.8X   30.6X       $5,998          $76,774  $118,760  $183,539
  1997 Est.                       12.1X   18.9X   21.5X       $5,300          $64,130  $100,170  $113,950
  1998 Est.                       11.7X   17.8X   18.6X       $6,400          $74,880  $113,920  $119,040

PRICE/BOOK VALUE                   1.5X    4.6X    7.9X      $29,422          $45,016  $135,341  $231,257

PRICE/CASHFLOW                     6.4X   11.0X   19.6X      $11,362          $72,717  $124,982  $222,695
  LTM                              7.3X   12.5X   22.9X       $7,818          $57,071   $97,725  $179,032
  3 Yr. Avg.

ENTERPRISE VALUE/REVENUES (2)
  LTM                              0.7X    1.4X    2.5X     $130,299          $73,822  $159,820  $308,360

ENTERPRISE VALUE/ OP INCOME (2)
  LTM                              8.3X   11.4X   17.6X      $11,141          $69,871  $103,851  $173,483

ENTERPRISE VALUE/EBITDA (2)        5.4X    8.5X   14.6X      $16,708          $67,624  $119,419  $221,338
  LTM

DIVIDEND CAPACITY
  Yield                             2%      2%      4%
  Payout Ratio                     24%     45%     58%        $5,998          $71,976  $134,955   $86,971
                                                                             ----------------------------
(1) BLC has been adjusted for extraordinary
    and non-recurring income and expenses                        MEAN:        $63,366  $112,886  $169,131

(2) Enterprise Value = Market Cap + Pref                       MEDIAN:        $68,748  $116,340  $176,257
    Equity + Debt - Cash
    Indicated value is enterprise value minus
    pref stock minus debt plus cash                                          ----------------------------
                                                  INDICATED VALUATION:        $60,000      to     $65,000
Debt - Cash on 4/30/97 =             $ 22,355
                                                  PREMIUM FOR CONTROL:                      15%

                                                       ADJUSTED VALUE:        $69,000             $74,750
---------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                        COMPANY NAME:  PROJECT THOROUGHBRED
                                        COMPARABLE PUBLIC COMPANY ANALYSIS:
                                    VALUATION PURPOSE:  CORPORATE INFORMATION
                                              VALUATION DATE:  6/5/97

     MULTIPLE OF:                      INDICATED MULTIPLE COMPARISON
                                               MIDPOINT OF                                      COMPARABLE COMPANY GROUP
                                       UNDISCOUNTED VALUATION RANGE                          MEAN                    MEDIAN
                                               $60,000.00
5 Yr. Avg. Earnings                             24.1X                                        21.6X                   21.3X
3 Yr. Avg. Earnings                             21.5X                                        19.8X                   18.0X
LTM                                             10.4X                                        17.1X                   15.8X
1997 Estimate                                   11.8X                                        14.4X                   13.6X
1998 Estimate                                    9.8X                                        13.5X                   13.7X

Book Value                                       2.1X                                        3.6X                     3.9X

LTM Cash Flow                                    5.5X                                       10.4X                     8.7X
3 Yr. Avg Cash Flow                              8.0X                                       11.6X                     9.8X

Enterprise Value/Revs                            0.7X                                        1.2X                     1.2X

Enterprise Value/Op Income                       7.6X                                       10.6X                     9.5X

Enterprise Value/EBITDA                          5.1X                                        7.9X                     7.0X

Yield                                           0.90%                                        3.0%                     2.0%

Payout Ratio                                    11.5%                                       42.0%                    45.0%
----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                            COMPANY NAME:  PROJECT THOROUGHBRED
                                            COMPARABLE PUBLIC COMPANY ANALYSIS:
------------------------------------------------------------------------------------------------------------------------------------
                                         VALUATION PURPOSE:  Corporate Information
                                                 VALUATION DATE:  6/5/97
------------------------------------------------------------------------------------------------------------------------------------
                          |               |       Selected Comparables      |   BLC (1)  |                Indicated Value
                          |               |---------------------------------|------------|------------------------------------------
     INPUT                |               |   KNAP                  EML     |   6/5/97   |      KNAP                        EML
------------------------------------------------------------------------------------------------------------------------------------
PRICE/EARNINGS
 5 Year Avg.                                    NA                15.1X         $2,596        #VALUE!                     $39,200
 3 Year Avg.                                  13.3X               17.2X         $2,907          $38,663                   $50,000
 Last Twelve Months (LTM)                     11.8X               17.0X         $5,679          $67,012                   $96,543
 1997 Est.                                    11.3X                 NA          $5,300          $59,890                 #VALUE!
 1998 Est.                                      NA                  NA          $6,400        #VALUE!                   #VALUE!

PRICE/BOOK VALUE                               1.7X                1.3X        $27,263          $47,438                   $36,532

PRICE/CASHFLOW
 LTM                                           8.7X                7.4X        $11,479          $99,867                   $84,945
 3 Yr. Avg.                                    9.8X                7.7X         $7,500          $73,500                   $57,750

ENTERPRISE VALUE/REVENUES(2)
 LTM                                           0.7X                0.7X       $128,312          $71,313                   $61,048

ENTERPRISE VALUE/ OP INCOME(2)
 LTM                                           9.2X                7.3X        $10,841          $77,816                   $56,784

ENTERPRISE VALUE/EBITDA (2)
 LTM                                           5.9X                4.8X        $16,525          $74,977                   $56,139

DIVIDEND CAPACITY
 Yield                                           4%                  3%
 Payout Ratio                                   50%                 58%         $5,679          $70,988                  $109,794
                                                                                                -------                  --------
(1)  BLC has been adjusted for non-recurring and extraordinary income and expenses   MEAN:      $68,146                   $64,873

(2)  Enterprise Value = Market Cap + Pref Equity + Debt - Cash                     MEDIAN:      $71,150                   $57,267
     Indicated value is enterprise value minus pref stock minus debt plus cash
Debt - Cash on 4/30/97 =                                  $22,355
                                                                                                ------------------------------------
                                                                      INDICATED VALUATION:      $58,000        to         $65,000

                                                                      Premium for Control:                     15%

                                                                           Adjusted Value:      $66,700                   $74,750

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             COMPANY NAME:  PROJECT THOROUGHBRED
                             COMPARABLE PUBLIC COMPANY ANALYSIS:

                         VALUATION PURPOSE:  CORPORATE INFORMATION
                                  VALUATION DATE:  6/5/97


                               INDICATED MULTIPLE COMPARISON
                                        MIDPOINT OF                                               SELECTED COMPARABLES
     MULTIPLE OF:              UNDISCOUNTED VALUATION RANGE                                   KNAP                      EML
                                       $61,500.00

5 Yr. Avg. Earnings                   23.7X                                                     NA                      15.1X
3 Yr. Avg. Earnings                   21.2X                                                   13.3X                     17.2X
LTM                                   10.8X                                                   11.8X                     17.0X
1997 Estimate                         11.6X                                                   11.3X                       NA
1998 Estimate                          9.6X                                                     NA                        NA

Book Value                             2.3X                                                    1.7X                      1.3X

LTM Cash Flow                          5.4X                                                    8.7X                      7.4X
3 Yr. Avg Cash Flow                    8.2X                                                    9.8X                      7.7X

Enterprise Value/Revs                  0.7X                                                    0.7X                      0.7X

Enterprise Value/Op Income             7.7X                                                    9.2X                      7.3X

Enterprise Value/EBITDA                5.1X                                                    5.9X                      4.8X

Yield                                 0.90%                                                      4%                        3%
Payout Ratio                          11.5%                                                     50%                       58%

------------------------------------------------------------------------------------------------------------------------------

Project Thoroughbred
Selected Transaction Analysis
All Numbers in 000's, except per share amount


                                                                                                            DATE OF
                                                                                                            LATEST
FOOT        DATE         DATE                                   TARGET BUSINESS                             FINANCIAL
NOTES    ANNOUNCED     EFFECTIVE      TARGET NAME               DESCRIPTION           ACQUIROR NAME         STATEMENTS
---------------------------------------------------------------------------------------------------------------------------
(1)      12/16/96       1/27/97     Eljer Industries            Manufacture           Zurn Industries             9/29/96
                                                                plumbing fixtures
          1/8/96        5/31/96     Medalist Industries Inc.    Mfr screws, bolts     Illinois Tools             12/31/95
                                                                                      Works Inc
(2)       9/26/95       1/3/96      Larizza Industries Inc.     Mnfr vehicle          Collins & Aikman            9/30/95
                                                                components            Corp.
          9/12/95      10/20/95     Elco Industries             Mfr fasteners,        Textron                     6/30/95
                                                                hardware
(3)       8/29/95       9/29/95     Amercian Consumer           Mfr consumer          Vista 2000 Inc.              7/1/95
                                    Products, Inc.              hardware products
(4)      10/26/94       3/31/95     RB&W Corp                   Mfr wholesale         Park-Ohio                   9/30/94
                                                                fasteners             Industries Inc.
(5)       2/11/94       5/20/94     Bettis Corp                Mnfr fluid power      Shareholders of            12/31/93
                                                               valve cntrls          Galveston Houston
          1/3/94        4/27/94     Mark Controls Corp         Mnfr valves, bldg     Crane Co.                  12/31/93
                                                                control systms



                PER                       LATEST                                                  LTM         LMT
               SHARE        AMOUNT       REPORTED                                    LTM         TARGET      TARGET
NUMBER         PRICE       PAID FOR       AMOUNT                  ENTERPRISE        TARGET      OPERATING     NET
OF SHARES      PAID         EQUITY       OF DEBT      CASH          VALUE          NET SALES     INCOME      INCOME
--------------------------------------------------------------------------------------------------------------------
 7,915         $24.00      $189,961      $85,395      $21,325       $254,031       $393,533     $30,563      $14,085

 3,898         $14.50       $56,525      $36,393         $434        $92,484       $126,016      $5,752       $1,729

22,088         $6.50       $143,573      $34,742         $837       $177,478       $196,954     $20,874      $13,199

 5,137         $36.00      $184,923      $41,860       $3,110       $223,673       $249,300     $19,100      $10,300

 2,598         $5.30        $13,772      $24,713         $103        $38,382       $107,313      $3,424        ($480)

 6,016         $8.84        $53,208      $29,976         $719        $82,465       $163,550      $6,243       $1,332

 8,445         $2.82        $23,799      $5,895          $504        $29,190        $52,699      $7,133       $3,737

 5,038         $19.50       $98,247      $31,640       $4,027       $125,860        $87,789      $5,706       $3,112



                                                        EQUITY           EQUITY
    TARGET                         ENTERPRISE           VALUE            VALUE
   TANGIBLE      ENTERPRISE          VALUE/             PAID/            PAID/
     BOOK        VALUE/NET         OPERATING             NET             BOOK
    VALUE          SALES             INCOME             INCOME           VALUE
-----------------------------------------------------------------------------------
   ($33,953)      0.6 x              8.3 x                13.5 x             NM

    $11,006       0.7 x             16.1 x                32.7 x            5.1 x

    $14,465       0.9 x              8.5 x                10.9 x            9.9 x

    $64,178       0.9 x             11.7 x                18.0 x            2.9 x

    $17,568       0.4 x             11.2 x                  NM              0.8 x

    $23,431       0.5 x             13.2 x                39.9 x            2.3 x

    $14,604       0.6 x              4.1 x                 6.4 x            1.6 x

    $21,738       1.4 x             22.1 x                31.6 x            4.5 x

-----------------------------------------------------------------------------------
Mean:             0.8 x             11.9 x                21.8 x            3.9 x

Median:           0.7 x             11.5 x                18.0 x            2.9 x
===================================================================================

(1) LTM has been adjusted for Litigation settlement benefit of $1.28MM, and unusual charge of $3.45MM; marginal tax rate of 40% was used for net income and tangible equity adjustment.

(2)  Net Income has been presented for continuing operations only.

(3) LTM has been adjusted for loss on sale of Sharon Finance Division totaling $2.428MM before tax; marginal tax rate of 40% was used for net income and tangible equity adjustment.

(4) LTM has been adjusted for "special charge" benefit in quarter 4 of 1993 for $0.456MM before tax, benefit was marginally taxed at 40% for net income and tangible equity adjustment. Price paid per share calculated from exchange ratio agreed, using Park-Ohio's stock price close on 10/25/94.

(5) Price paid per share calculated from exchange ratio agreed, using Galveston-Houston Co's stock price close on 2/10/94


------------------------------------------------------------------------------------------------------------------------------------
                                          COMPANY NAME:  PROJECT THOROUGHBRED
                                           MERGERS AND ACQUISITIONS ANALYSIS
                                            VALUATION PURPOSE:  Equity Value
                                                VALUATION DATE:  6/5/97

                                                COMPARABLE GROUP          BLC(1)                     INDICATED VALUE
     INPUT                        LOW         MEDIAN         HIGH         6/5/97          LOW            MEDIAN            HIGH
ENTERPRISE VALUE/REVENUES(2)
 3 Year Avg                       0.4X        0.7X           1.4X         $114,673        $45,869        $80,271           $160,542
 LTM                              0.4X        0.7X           1.4X         $130,299        $29,521        $68,984           $159,820
 1997 Est                         0.4X        0.7X           1.4X         $135,500        $31,601        $72,251           $167,101

ENTERPRISE VALUE/ OP INCOME(2)
 3 Year Avg                       4.1X       11.5X          22.1X           $4,591        $18,823        $52,797           $101,461
 LTM                              4.1X       11.5X          22.1X          $11,141        $23,614       $105,523           $223,617
 1997 Est                         4.1X       11.5X          22.1X          $11,200        $25,086       $106,201           $224,921

EQUITY VALUE/NET INCOME
 3 Year Avg                       6.4X       18.0X          39.9X           $2,907        $18,605        $52,326           $115,989
 LTM                              6.4X       18.0X          39.9X           $5,998        $38,387       $107,964           $239,320
 1997 Est                         6.4X       18.0X          39.9X           $5,300        $33,920        $95,400           $211,470

EQUITY VALUE/BOOK VALUE
 LTM                              0.8X        2.9X           9.9X          $29,442        $23,538        $85,324           $291,278

(1)  BLC has been adjusted for extraordinary income and expenses.              MEAN:      $28,666        $82,667           $189,552

(2)  Enterprise Value = Market Cap + Pref Equity + Debt - Cash
     Indicated value is enterprise value minus pref stock minus
     debt plus cash                                                          MEDIAN:      $26,529        $82,797           $189,286

BLC Debt - Cash on 6/30/97 =                           $22,599


                                                                INDICATED VALUATION:      $60,000           to              $65,000


------------------------------------------------------------------------------------------------------------------------------------

PROJECT THOROUGHBRED
Projected Income Statements
For the years ending December 31,



                                       ----------------------------------------------------------------
                                           1997          1998          1999        2000         2001
                                       ================================================================
Net Sales                                $135,500      $145,000      $155,100     $166,000     $177,600
  % Growth                                   10.7%          7.0%          7.0%         7.0%         7.0%

Cost of Goods Sold                        $70,000       $73,900       $79,100      $84,600      $90,500
                                       ----------------------------------------------------------------
Gross Margin                            $65,500.0     $71,100.0     $76,000.0    $81,400.0    $87,100.0
  Gross Margin %                             48.3%         49.0%         49.0%        49.0%        49.0%

Total Operating Expenses                  $54,300       $58,000       $62,100      $66,400      $71,000
                                       ----------------------------------------------------------------
Operating Income (Loss)                   $11,200       $13,100       $13,900      $15,000      $16,100
   Operating Margin %                         8.3%          9.0%          9.0%         9.0%         9.1%

Interest & Other Income (Expense)         ($1,900)      ($1,900)      ($1,700)     ($1,600)     ($1,500)
                                       ----------------------------------------------------------------
Income (Loss) Before Income Taxes          $9,300       $11,200       $12,200      $13,400      $14,600

Provision for Income Taxes                 $4,000        $4,800        $5,200       $5,800       $6,300
                                       ----------------------------------------------------------------
NET INCOME (LOSS)
Best Lock Corporation & Subsidiary         $5,300        $6,400        $7,000       $7,600       $8,300
                                       ================================================================

PROJECT THOROUGHBRED
Historical Balance Sheets
As of December 31,


                                                  ------------------------------------------------------
                                                    1997       1998       1999       2000       2001
                                                  ------------------------------------------------------
ASSETS
  Current Assets
     Cash & Equivalents                            $4,800     $6,100     $7,600     $9,100    $10,600
     Trade Receivables                            $17,800    $19,100    $20,400    $21,800    $23,400
     Inventories                                  $13,700    $14,500    $15,500    $16,600    $17,700
     Pre-Paids & Other                             $3,000     $3,000     $3,000     $3,000     $3,000
                                                  ------------------------------------------------------
  Total Current Assets                            $39,300    $42,700    $46,500    $50,500    $54,700

  Property Plant & Equipment                      $67,100    $72,100    $77,600    $83,600    $90,100
  Accumulated Depreciation                       ($41,600)  ($46,900)   $52,400    $58,000   ($63,800)
                                                  ------------------------------------------------------
  Net PP&E                                        $25,500    $25,200    $25,200    $26,600    $26,300

  Other Assets, Net                                $4,100     $3,800     $3,600     $3,300     $3,100
Total Assets                                      $68,900    $71,700    $75,300    $79,400    $84,100
                                                  ======================================================

LIABILITIES & STOCKHOLDERS EQUITY
  Current Liabilities
     Current Portion of
     Benefit Obligation                            $1,300     $1,300     $1,300     $1,300     $1,300
     Accounts Payable                              $3,600     $3,700     $4,000     $4,200     $4,500
     Customer Advances                             $2,000     $2,100     $2,300     $2,450     $2,600
     Accrued Liabilities                           $6,600     $7,100     $7,600     $8,150     $8,700
                                                  ------------------------------------------------------
  Total Current Liabilities                       $13,500    $14,200    $15,200    $16,100    $17,100

  Long Term Debt                                  $12,000     $9,000     $6,000     $3,000         $0
  Retirement Benefit Obligation                    $2,700     $2,200     $1,700     $1,200       $700
  Deferred Income Taxes                            $2,000     $2,000     $2,000     $2,000     $2,000
                                                  ------------------------------------------------------
Total Liabilities                                 $30,200    $27,400    $24,900    $22,300    $19,800


Stock Redeemable Under Bonus Plan                  $6,000     $5,700     $5,500     $5,200     $4,600

     Common Stock                                  $1,400     $1,400     $1,400     $1,400     $1,400
     Accumulated Earnings                         $52,900    $58,700    $65,100    $72,100    $79,900
     Cumulative Translation Adjustment              ($200)     ($200)     ($200)     ($200)     ($200)
     Stock Redeemable Under Bonus Plan            ($6,000)   ($6,000)   ($6,000)   ($6,000)   ($6,000)
     Treasury Stock                              ($15,400)  ($15,400)  ($15,400)  ($15,400)  ($15,400)
                                                  ------------------------------------------------------
Total Equity                                      $32,700    $38,500    $45,900    $51,900    $59,700


Total Liabilities & Shareholder's Equity          $68,900    $71,600    $75,300    $79,400    $84,100
                                                  ======================================================

PROJECT THOROUGHBRED
--------------------------------------------------------------------------------
($ MILLIONS)



                                                                                     CASH FLOW FROM OPERATIONS
                                                                          ------------------------------------------------
                                                                            1997     1998      1999     2000       2001
                                                                          ------------------------------------------------

Net Income after tax                                                       $5.3       $6.4      $7.0     $7.6      $8.3

Adjustments to reconcile NI to net cash from operating activities
    Depreciation                                                            5.4        5.3       5.5      5.8       6.0
    Amortization                                                            0.2        0.2       0.2      0.2       0.2
    (Increase) decrease in A/R                                              0.2       (1.2)     (1.3)    (1.4)     (1.5)
    (Increase) decrease in inventory                                        0.1       (0.7)     (1.0)    (1.1)     (1.2)
    (Increase) decrease in prepaids and other current assets                0.6          -         -        -         -
    Increase (decrease) in A/P, customer advances & accrued exp.           (1.4)       0.7       0.9      1.0       1.0
    Increase (decrease) in Deferred Income Taxes                           (0.3)         -         -        -         -
    Increase (decrease) in Retirement Benefit and Benefit Obligation       (0.6)      (0.5)     (0.5)    (0.5)     (0.5)
                                                                          ------------------------------------------------
Total adjustments                                                           4.2        3.8       3.8      3.8       3.8


Net cash provided by operating activities                                  $9.5      $10.2     $10.8    $11.4     $12.1

Cash Used for Stock Bonus Plan                                             $0.0      ($0.3)    ($0.2)   ($0.3)    ($0.6)

Capital Expenditures                                                      ($4.0)     ($5.0)    ($5.5)   ($6.0)    ($6.5)

Payments on Loan Balance                                                  ($3.0)     ($3.0)    ($3.0)   ($3.0)    ($3.0)
                                                                          ------------------------------------------------

Cash available for Dividend payment                                        $2.5       $1.9      $2.1     $2.1      $2.0

Dividend Payment                                                          ($0.6)     ($0.6)    ($0.6)   ($0.6)    ($0.6)
                                                                          ------------------------------------------------
Net Cash Flow                                                              $1.9       $1.3      $1.5     $1.5      $1.4

Beginning Cash Balance                                                     $2.9       $4.8      $6.1     $7.6      $9.1
Ending Cash Balance                                                        $4.8       $6.1      $7.6     $9.1     $10.5

Potential Dividend / Net Income (%)                                        47.2%      29.7%     30.0%    27.6%     24.1%


               Normalized
               ----------
Cash Available for
  Dividend payment        $2.0
                          $3.0 Loan
Dividend Payment          $0.2 Int. Exp
                          -------------
Net Cash Flow             $5.2

PROJECT THOROUGHBRED
-------------------------------------------------------------------------------
RELEVERED WEIGHTED AVERAGE COST OF CAPITAL (WACC) ANALYSIS            8/11/97
                                                                     11:40 AM
                                                                   ANALYST: SSH


-------------------------------------------------------------------------------
WEIGHTED AVERAGE COST OF CAPITAL
-------------------------------------------------------------------------------
COST OF DEBT:
  Kd = Yield to Maturity on Long-Term Debt Obligations
  Kd = Unrated Corporate Bond Yields
  KD = 12.0%

COST OF EQUITY:
  Ke = Risk Free Rate + Company Risk Premium
  Ke = Rf + [Relevered Comparable Co. Beta x Equity Risk Premium] + Small Co.
       Risk Premium +
  Ke = 6.6% + [0.6 x 7.4%] + 5.0% + 1.0%                  Company Risk Premium
  KE = 17.1%

WEIGHTED AVERAGE COST OF CAPITAL:
  WACC = [(D/C)(I-t)Kd] + [(E/C)Ke]
  WACC = [40.7% x 60.0% x 12.0%] + [59.3% x 17.1%]
  WACC = 13.0%

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
WACC COMPONENTS
-------------------------------------------------------------------------------
Rf(1)                                                    6.63%
Date of Rf                                             8/08/97

Kd(2)                                                    12.0%
Ke                                                       17.1%
Equity Risk Premium (Rm-Rf)                               7.4%

Tax Rate                                                 40.0%
Tax Complement (1-t)                                     60.0%

Relevered Beta (Median)                                  0.60

Target Company's Debt                                  19,467
Target Company's Equity                                28,324
Target Company's Debt to Equity                          68.7%

-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
COMPARABLE COMPANY BETA & DEBT TO CAPITAL RATIO
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            MARKET
                                               RELEVERED  PRICE    SHARES  VALUE OF   TOTAL    TOTAL      DEBT/    EQUITY/   DEBT/
 SYMBOL      COMPANY       BETA(L)(3)   BETA(U)   BETA   8/08/97   OUT.(4)  EQUITY   DEBT(5)   CAPITAL   CAPITAL   CAPITAL   EQUITY
ACK      ARMSTRONG WORLD
         INDS INC.           0.90        0.81     1.14   $73.56   40,828.0  3,003.4    528.3   3,531.7    15.0%      85.0%    17.6%
EML      EASTERN CO.         0.34        0.33     0.46   $14.75    2,764.0     40.8      3.3      44.1     7.5%      92.5%     8.1%
IR       INGERSOLL
         -RAND CO.           1.22        1.09     1.54   $62.88  108,402.0  6,815.8  1,337.3   8,153.1    16.4%      83.6%    19.6%
KNAP     KNAPE & VOGT
         MFG CO.             0.65        0.54     0.77   $17.50    5,890.0    103.1     33.8     136.9    24.7%      75.3%    32.8%
MAS      MASCO CORP.         1.15        1.05     1.48   $47.00  161,240.0  7,578.3  1,222.8   8,801.1    13.9%      86.1%    16.1%
SWK      STANLEY WORKS       1.19        1.13     1.59   $43.50   88,931.0  3,868.5    352.6   4,221.1     8.4%      91.6%     9.1%

MEAN                         0.91        0.82     1.16                      3,568.3    579.7   4,148.0    14.3%      85.7%    17.2%
MEDIAN                       1.02        0.93     1.31                      3,436.0    440.5   3,876.4    14.4%      85.6%    16.9%

-----------------------------------------------------------------------------------------------------------------------------------

(1) The risk free rate (Rf) is estimated to be the 30 year Treasury Yield @ 8/08/97.
(2) The current yield for an unrated corporate bond in today's market is between 11% and 13%.
(3) Last 60 month Beta vs S&P 500.
(4) Latest quarterly figures.

PROJECT THOROUGHBRED
Discounted Cash Flow Analysis
Discounted to June 30, 1997



                                                   6 Mo's Ended               Fiscal Years Ending
                                                   December 31,                   December 31,
                                       ---------------------------------------------------------------
                                          1997          1998           1999       2000        2001
                                       ---------------------------------------------------------------
Operating Income                         $6,654       $13,100        $13,900      $15,000    $16,100
Tax at 43.0%                            ($2,861)      ($5,633)       ($5,977)     ($6,450)   ($6,923)
Plus
   Depreciation & Amortization           $2,765        $5,500         $5,700       $5,800     $5,900

Less
   Increase in Working Capital          ($1,661)      ($1,400)       ($1,300)     ($1,600)   ($1,700)
   Payments to Stock Plan                    $0         ($300)         ($200)       ($300)     ($600)
   Capital Expenditures                 ($2,360)      ($5,000)       ($5,500)     ($6,000)   ($6,500)
                                       ---------------------------------------------------------------

Free Cash Flows                          $5,858       ($6,267)        $6,623       $6,450     $6,277

Terminal Value 6.0x                                                                           96,600
                                       ---------------------------------------------------------------

Total Free Cash Flows                    $5,858        $6,267         $6,623       $6,450   $102,877
                                       ===============================================================

--------------------------------------------------               --------------------------------------------------
NPV Calculation                           6/30/97                                 Assumptions
--------------------------------------------------               --------------------------------------------------
NPV of Free Cash Flows                    $22,500  30.4%         Discount Rate     15%      Tax Rate    43.0%
NPV of Terminal Value                     $51,454  69.6%         EBIT Multiple    6.0 x
                                     -------------               ==================================================
Enterprise Value                          $73,955                --------------------------------------------------
                                                                      Sensitivity Analysis - Equity Value
Plus Cash                                  $1,849                --------------------------------------------------
Less Debt                                ($24,448)                                     17%        15%        13%
                                     -------------
                                                                         5.0 x    $38,719    $42,781    $47,228
Equity Value                              $51,356                        6.0 x    $46,653    $51,356    $56,510
                                                                         7.0 x    $54,588    $59,982    $65,791
==================================================               ==================================================

PROJECT THOROUGHBRED
--------------------------------------------------------------------------------











                              LONG-TERM DIVIDEND
                               SCENARIO DETAIL

                              PROJECT THOROUGHBRED
                            Long-Term Dividend Model


-----------------------------------------------------------------------------------------------------------
Current Ownership      BLC                   BUL                   FEB                   BLP
-----------------     -----------         --------               -------               -------
                         Shares      Pct.      Shares      Pct.      Shares      Pct.     Shares     Pct.
                        --------   --------   ---------   -------  ----------   -------  -------    ------
Outsiders
---------
Edward McLaughlin                    0.0000    6,798.00    1.7590                0.0000              0.0000
Cede & Co.               4,365.00    3.6181    5,671.00    1.4674   63,921.00   10.6765              0.0000
Della & Co.              2,416.15    2.0027                0.0000                0.0000              0.0000
Martin Nelson & Assoc      100.00    0.0829      100.00    0.0259                0.0000              0.0000
All Other Outsiders      5,981.17    4.9577   16,436.00    4.2529   68,499.00   11.4411              0.0000
                       ----------   -------  ----------   ------- -----------  --------   -------  --------
                        12,862.32   10.6615   29,005.00    7.5051  132,420.00   22.1176      0.00    0.0000
Insiders
--------
Russell Best             1,686.00    1.3975    2,127.00    0.5504  113,311.00   18.9259     15.02   15.0200
Mariea Best                  1.00    0.0008        1.00    0.0003        1.00    0.0002              0.0000
                       ----------   -------  ----------   ------- -----------  --------   -------  --------
                         1,687.00    1.3983    2,128.00    0.5506  113,312.00   18.9260     15.02   15.0200

Stock Bonus Plan        10,537.19    8.7342   27,262.00    7.0541                0.0000              0.0000

Best Lock Corp                       0.0000   19,287.00    4.9906  148,925.00   24.8743     84.98   84.9800

Best Universal Lock     95,556.34   79.2060                0.0000                0.0000              0.0000

Frank E. Best                        0.0000  300,000.00   77.6259                0.0000              0.0000

Best Lock Partners                             8,787.00    2.2737  204,053.00   34.0821              0.0000
                       ----------   -------  ----------   ------- -----------  --------   -------  --------
Total                  120,642.85  100.0000  386,469.00  100.0000  598,710.00  100.0000    100.00  100.0000
                       ==========  ========  ==========  ========  ==========  ========   =======  ========
                                                                                         Version:      44.1
-----------------------------------------------------------------------------------------------------------



                                                                   Confidential
                                                                   ------------
                                                                   Ownership

                                                              Piper Jaffray Inc.
                             PROJECT THOROUGHBRED

                           Long-Term Dividend Model

--------------------------------------------------------------------------------

BLC Dividend Paid                        100.00
                                         ======
Corporate Tax Exclusion    80%
Corporate Tax Rate         43%
Effective Tax Rate                            9%

BLC Shareholders
================================================================================
                                        Shares      Pct.     Dividend
                                       ------------------------------
Outsiders
                                            0.00    0.0000       0.00
                                        4,365.00    3.6181       3.62
                                        2,416.15    2.0027       2.00
                                          100.00    0.0829       0.08
                                        5,981.17    4.9577       4.96
                                       ------------------------------
                                       12,862.32   10.6615      10.66
Insiders
                                        1,686.00    1.3975       1.40
                                            1.00    0.0008       0.00
                                       ------------------------------
                                        1,687.00    1.3983       1.40

Stock Bonus Plan                       10,537.19    8.7342       8.73

Best Lock Corp.                             0.00    0.0000       0.00

Best Universal Lock                    95,556.34   79.2060      79.21

Frank E. Best                               0.00    0.0000       0.00

Best Lock Partners                          0.00    0.0000       0.00
                                      -------------------------------
Total                                 120,642.85  100.0000   100.0000
--------------------------------------===============================


--------------------------------------------------------------------------------
BUL Dividend Rec'd            (From BLC)             79.21
Administrative Expenses                     1%        0.60
                                                     -----
Taxable Income                                       78.61
Corporate Tax Exclusion                    80%
Corporate Tax Rate                         40%
Corporate Taxes Paid                                  6.29
                                                     -----

BUL Dividend Paid                                    72.32
                                                     =====

BUL Shareholders
===============================================================================
                                                    Shares      Pct.   Dividend
                                                  -----------------------------
Outsiders
                                                    6,798.00    1.7590     1.27
                                                    5,671.00    1.4674     1.06
                                                           0    0.0000     0.00
                                                      100.00    0.0259     0.02
                                                   16,436.00    4.2529     3.08
                                                  -----------------------------
                                                   29,005.00    7.5051     5.43
Insiders
                                                    2,127.00    0.5504     0.40
                                                        1.00    0.0003     0.00
                                                  -----------------------------
                                                    2,128.00    0.5506     0.40

Stock Bonus Plan                                   27,262.00    7.0541     5.10

Best Lock Corp                                     19,287.00    4.9906     3.61

Best Universal Lock                                     0.00    0.0000     0.00

Frank E. Best                                     300,000.00   77.6259    56.14

Best Lock Partners                                  8,787.00    2.2737     1.64
                                                  -----------------------------
Total                                             386,469.00  100.0000    72.32
--------------------------------------------------=============================

                                                              Confidential
                                                              ------------

                                                          BLC & BUL Flows

                             PROJECT THOROUGHBRED
                              Piper Jaffray Inc.
                           Long-Term Dividend Model


------------------------------------------------------------------------------------------------------------------------------------
FEB Dividends Rec'd      (From BUL)                 56.14            BLP Dividends Rec'd      (From FEB)             17.47
Administrative Expenses                      1%      0.42                                     (From BUL)              1.64
                                                    -----                                                           -------
Taxable Income                                      55.72                                                            19.11
Corporate Tax Exclusion                     80%                      Administrative Expenses                  0%      0.04
                                                                                                                    -------
Corporate Tax Rate                          40%                      Taxable Income                                  19.07
Corporate Taxes Paid                                 4.46            Corporate Tax Exclusion                100%
                                                    -----
                                                                     Corporate Tax Rate                       0%
FEB Dividend Paid                                   51.26            Corporate Taxes                                     0
                                                    =====                                                           -------
                                                                     BLP Dividend Paid                               19.07
                                                                                                                    =======
FEB Shareholders                                                     BLP Shareholders
                                       Shares      Pct.    Dividend                                       Shares    Pct.    Dividend
                                     ----------  --------  --------                                     ---------  -------  --------
Outsiders                                                            Outsiders
                                           0.00    0.0000      0.00                                         0.00    0.0000      0.00
                                      63,921.00   10.6765      5.47                                         0.00    0.0000      0.00
                                           0.00    0.0000      0.00                                         0.00    0.0000      0.00
                                           0.00    0.0000      0.00                                         0.00    0.0000      0.00
                                      68,499.00   11.4411      5.86                                         0.00    0.0000      0.00
                                    -----------  --------    ------                                       --------------------------
                                     132,420.00   22.1176     11.34                                         0.00    0.0000      0.00
Insiders                                                             Insiders
                                     113,311.00   18.9259      9.70                                        15.02   15.0200      2.86
                                           1.00    0.0002      0.00                                         0.00    0.0000      0.00
                                    -----------  --------    ------                                       --------------------------
                                     113,312.00   18.9260      9.72                                        15.02   15.0200      2.86

Stock Bonus Plan                           0.00    0.0000      0.00  Stock Bonus Plan                       0.00    0.0000      0.00

Best Lock Corp                       148,925.00   24.8743     12.75  Best Lock Corp                        84.98   84.9800     16.21
Best Universal Lock                        0.00    0.0000      0.00  Best Universal Lock                    0.00    0.0000      0.00
Frank E. Best                              0.00    0.0000      0.00  Frank E. Best                          0.00    0.0000      0.00
Best Lock Partners                   204,053.00   34.0821     17.47  Best Lock Partners                     0.00    0.0000      0.00
                                    -------------------------------                                       --------------------------
                                     598,710.00  100.0000     51.26                                       100.00  100.0000     19.07
                                    ===============================
------------------------------------------------------------------------------------------------------------------------------------


                                                                Confidential
                                                                ------------
                                                               FEB & BLP Flows

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model           Piper Jaffray Inc.

----------------------------------------------------------------------
Dividends Retained        BLC    BUL    FEB    BLP   Total Dividends
------------------       -----  -----  -----  -----  ---------------
Outsiders
Edward McLaughlin         0.00   1.27   0.00   0.00             1.27
Cede & Co.                3.62   1.06   5.47   0.00            10.15
Della & Co.               2.00   0.00   0.00   0.00             2.00
Martin Nelson & Assoc.    0.08   0.02   0.00   0.00             0.10
All Other Outsiders       4.96   3.08   5.86   0.00            13.90
                         -----   ----  -----  -----           ------
                         10.66   5.43  11.34   0.00            27.43
Insiders
Russell Best              1.40   0.40   9.70   2.86            14.36
Mariea Best               0.00   0.00   0.00   0.00             0.00
                         -----   ----  -----  -----           ------
                          1.40   0.40   9.70   2.86            14.36
Stock Bonus Plan          8.73   5.10   0.00   0.00            13.84
Best Lock Corp            0.00   3.61  12.75  16.21            32.57
Best Universal Lock       0.00   0.00   0.00   0.00             0.00
Frank E. Best             0.00   0.00   0.00   0.00             0.00
Best Lock Partners        0.00   0.00   0.00   0.00             0.00
                         -----   ----  -----  -----           ------
Sub-Total                20.79  14.54  33.79  19.07            88.19
Administrative Expenses          0.60   0.42   0.04             1.06
Corporate Taxes Paid             6.29   4.46      0            10.75
                         -----   ----  -----  -----           ------
Total Payments           20.79  20.83  38.25  19.07           100.00
                         =====  =====  =====  =====           ======
----------------------------------------------------------------------


                                                          Confidential
                                                        ----------------
                                                        Dividend Summary

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model           Piper Jaffray Inc.




------------------------------------------------------------------------------------------------------------------------------------
Cumulative Distribution  Initial Dividend  % Initial Div  % TOT Dividend
-----------------------  ----------------  -------------  --------------
Outsiders
Edward McLaughlin                    1.27           1.27            1.81  Note:
Cede & Co.                          10.15          10.15           14.48
Della & Co.                          2.00           2.00            2.85  For Shareholders
Martin Nelson & Assoc.               0.10           0.10            0.14  Where DIV is the initial dividend percent for each owner,
All Other Outsiders                 13.90          13.90           19.79  and BLC is the dividend percent returned to BLC,
                                    -----          -----           -----  and TR is BLC's Effective Tax Rate
                                    27.43          27.43           39.05  TOT is the percent of cumulative dividends received by
Insiders                                                                  each owner in a continous payment loop
Russell Best                        14.36          14.36           20.45
Mareia Best                          0.00           0.00            0.00
                                    -----          -----           -----                                        (2)
                                    14.36          14.36           20.45  TOT=DIV+DIV((1-TR)*BLC)+DIV((1-TR)*BLC) +DIV((1-TR)
                                                                              (3)
                                                                          *BLC) ... or

Stock Bonus Plan                    13.84          13.84           19.70  TOT=DIV/(1-((1-TR)*BLC))

Best Lock Corp                      32.57          32.57            0.00  For Corporate Taxes
                                                                                                                (2)
Best Universal Lock                  0.00           0.00            0.00  TOT=DIV+DIV((1-TR)*BLC)+DIV((1-TR)*BLC) +DIV((1-TR)
                                                                              (3)                                                (2)
                                                                          *BLC) ... +TR*BLC+TR*BLC((1-TR)*BLC)+TR*BLC((1-TR)*BLC)
                                                                                            (3)
                                                                          +TR*BLC((1-TR)*BLC)...

Frank E. Best                        0.00           0.00            0.00  or
                                                                          TOT=DIV/(1-((1-TR)*BLC)) + TR*BLC/(1-((1-TR)*BLC))
Best Lock Partners                   0.00           0.00            0.00
                                    -----          -----           -----
Sub-Total                           88.19          88.19           79.20
Administrative Expenses              1.06           1.06            1.51
Corporate Taxes Paid                10.75          10.75           19.29
                                   ------          -----           -----
Total                              100.00         100.00          100.00
------------------------------------------------------------------------------------------------------------------------------------


                                                                   Confidential
                                                                   ------------

                                                        Cumulative Distribution

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model           Piper Jaffray Inc.


------------------------------------------------------------------------------------------------------------------------------------
                            ------------
BLC Operations Value         44,140,000
                            ------------

Share Solutions          % TOT Dividend      Value           Shares
---------------          --------------     -------         --------
                                                                 BLC          BUL          FEB        BLP
                                                               ------       ------        -----     ------
Outsiders
Edward McLaughlin                  1.81     799,504.84               0.00    6,798.00          0.00    0.00
Cede & Co.                        14.45   6,380,355.45           4,365.00    5,671.00     63,921.00    0.00
Della & Co.                        2.85   1,258,679.82           2,416.15        0.00          0.00    0.00
Martin Nelson & Assoc.             0.14      63,855.32             100.00      100.00          0.00    0.00
All Other Outsiders               19.79   8,734,683.15           5,981.17   16,436.00     68,499.00    0.00
                                -------  -------------         ----------  ----------    ----------  ------
                                  39.05  17,237,078.59          12,862.32   29,005.00    132,420.00    0.00
Insiders
Russell Best                      20.45   9,026,017.93           1,686.00    2,127.00    113,311.00   15.02
Mariea Best                        0.00         692.36               1.00        1.00          1.00    0.00
                                -------  -------------         ----------  ----------    ----------  ------
                                  20.45   9,026,710.29           1,687.00    2,128.00    113,312.00   15.02

Stock Bonus Plan                  19.70   8,695,542.16          10,537.19   27,262.00          0.00    0.00
Best Lock Corp                     0.00           0.00               0.00   19,287.00    148,925.00   84.98
Best Universal Lock                0.00           0.00          95,556.34        0.00          0.00    0.00
Frank E. Best                      0.00           0.00               0.00  300,000.00          0.00    0.00
Best Lock Partners                 0.00           0.00               0.00    8,787.00    204,053.00    0.00
                                -------  -------------         ----------  ----------    ----------  ------
Sub-Total                         79.20  34,959,331.04         120,642.85  386,469.00    598,710.00  100.00
                                                               ==========  ==========    ==========  ======
Administrative Expenses            1.51     666,666.67
Corporate Taxes Paid              19.29   8,514,002.29
Total                            100.00  44,140,000.00
                                =======  =============
Per Share Calculations:
                                             Value               BLC          BUL          FEB        BLP    Per Share   Entity
                                           ---------           -------      -------     --------    -------  ---------- ---------
Della & Co.                               1,258,679.82   =       2,416.15                                        520.94  BLC
Edward McLaughlin                           799,504.84   =                   6,798.00                            117.61  BUL A&B
Cede & Co.                                6,380,355.45   =       4,365.00    5,671.00     63,921.00    0.00
                                                         =   2,273,922.33  666,959.69
                                                         =   2,940,882.01
                                          3,439,473.43   =                                                        53.81  FEB
Russell Best                              9,026,017.93   =       1,686.00    2,127.00    113,311.00   15.02
                                                         =     878,312.27  250,153.99  6,097,060.03
                                                         =   7,225,526.28
                                          1,800,491.65   =                                                   119,872.95  BLP
------------------------------------------------------------------------------------------------------------------------------------


                                                                    Confidential
                                                                    ------------

                                                                 Share Solutions

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model          Piper Jaffray Inc.


-----------------------------------------------------------------------------------------------------------------------
                             BLC             520.94  BUL                117.61  FEB                 53.81
                            ------                   ----
                            Shares        Value        Shares        Value        Shares        Value
                           --------     --------      --------     --------      --------     --------
Outsiders
Edward McLaughlin               0.00           0.00    6,798.00     799,504.84        0.00           0.00
Cede & Co.                  4,365.00   2,273,922.33    5,671.00     666,959.69   63,921.00   3,439,473.43
Della & Co.                 2,416.15   1,258,679.82        0.00           0.00        0.00           0.00
Martin Nelson & Assoc.        100.00      52,094.44      100.00      11,760.88        0.00           0.00
All Other Outsiders         5,981.17   3,115,857.04   16,436.00   1,933,018.77   68,499.00   3,685,807.33
                          ----------  -------------  ----------  -------------  ----------  -------------
                           12,862.32   6,700,553.63   29,005.00   3,411,244.19  132,420.00   7,125,280.77
Insiders
Russell Best                1,686.00     878,312.27    2,127.00     250,153.99  113,311.00   6,097,060.03
Maria Best                      1.00         520.94        1.00         117.61        1.00          53.81
                          ----------  -------------  ----------  -------------  ----------  -------------
                            1,687.00     878,833.21    2,128.00     250,271.60  113,312.00   6,097,113.84
Stock Bonus Plan           10,537.19   5,489,290.17   27,262.00   3,206,251.99        0.00           0.00
Best Lock Corp                  0.00           0.00   19,287.00   2,268,321.55  148,925.00   8,013,384.97
Best Universal Lock        95,556.34  49,779,540.65        0.00           0.00        0.00           0.00
Frank E. Best                   0.00           0.00  300,000.00  35,282,649.74        0.00           0.00
Best Lock Partners              0.00           0.00    8,787.00   1,033,428.81  204,053.00  10,979,722.98
                          ----------  -------------  ----------  -------------  ----------  -------------
                                               0.00
Sub-Total                 120,642.85  62,848,217.66  386,469.00  45,452,167.87  598,710.00  32,215,502.55
                          ==========                 ==========                 ==========
Administrative Expenses                                             375,010.35                 265,799.14
Corporate Taxes Paid                   1,760,291.81               3,952,362.42               2,801,348.05
                                      -------------              -------------              -------------

Total Outflows                        64,608,509.47              49,779,540.65              35,282,649.74
                                      =============              =============              =============
Less: Intercompany Flows
From BLC                                                         49,779,540.65
From BUL                               2,268,321.55                                         35,282,649.74
From FEB                               8,013,384.97
From BLP                              10,186,802.95
                                      -------------              -------------              -------------
                                      20,468,509.47              49,779,540.65              35,282,649.74
Net Cash Flow                         44,140,000.00                      (0.00)                    (0.00)
                                      =============              =============              =============
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                            BLP       119,872.95   Total Value
                           ------    -----------  -------------
                           Shares      Value
                           -------   ---------
Outsiders
Edward McLaughlin            0.00           0.00      779,504.84
Cede & Co.                   0.00           0.00    6,380,355.45
Della & Co.                  0.00           0.00    1,258,679.82
Martin Nelson & Assoc.       0.00           0.00       63,855.32
All Other Outsiders          0.00           0.00    8,734,683.15
                          -------         ------  --------------
                             0.00           0.00   17,237,078.59

Insiders
Russell Best                15.02   1,800,491.65    9,026,710.29
Maria Best                   0.00           0.00          692.36
                          ------- --------------  --------------
                            15.02   1,800,491.65    9,026,710.29
Stock Bonus Plan             0.00           0.00    8,695,542.16
Best Lock Corp              84.98  10,186,802.95   20,468,509.47
Best Universal Lock          0.00           0.00   49,779,540.65
Frank E. Best                0.00           0.00   35,282,649.74
Best Lock Partners           0.00           0.00   12,013,151.79
                          ------- --------------  --------------
Sub-Total                  100.00  11,987,294.60  152,503,182.68
                          =======
Administrative Expenses                25,857.19      666,666.67
Corporate Taxes Paid                        0.00    8,514,002.29
                                  --------------  --------------

Total Outflows                     12,013,151.79  161,683,851.64
                                  ==============  ==============
Less: Intercompany Flows
From BLC                                           49,779,540.65
From BUL                            1,033,428.81   38,584,400.10
From FEB                           10,979,722.98   18,993,107.95
From BLP                                           10,186,802.95
                                  --------------  --------------
                                   12,013,151.79  117,543,851.64
Net Cash Flow                               0.00   44,140,000.00
                                  ==============  ==============
-----------------------------------------------------------------------------------------------------------------------


                                                                Confidential
                                                                ------------

                                                          Shareholder Values

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model          Piper Jaffray Inc.



--------------------------------------------------------------------------------
Value of Insider Holdings
Russell Best                 9,026,017.93
Mariea Best                        692.36
                            -------------
Total Insiders               9,026,710.29
Value of Outsider Holdings
Edward McLaughlin              799,504.84
Cede & Co.                   6,380,355.45
Della & Co.                  1,258,679.82
Martin Nelson & Assoc.          63,855.32
All Other Outsiders          8,734,683.15
                            -------------
                            17,237,078.00
Stock Bonus Plan             8,695,542.16        Note: Administrative Expenses
                            -------------
Total Outsiders             25,932,620.75              calculated as follows:
Administrative Expenses        666,666.67
Corporate Taxes              8,514,002.29        BUL                35,000.00
                            -------------
                                                 FEB                35,000.00
                                                 BLP                10,000.00
                                                                    ---------
Total Value                 44,140,000.00                           80,000.00
                            =============
                                                 Discount Rate:           17%
                                                 Inflation:                5%
                                                 Present Value:    666,666.67
--------------------------------------------------------------------------------

                                                                   Confidential
                                                                   ------------

                                                                   Value Summary

BUL Adjustments
                                     BUL Price
                  Shares                 117.61    % BUL Value
BUL A             86,469             10,169,518       22.37%
BUL B            300,000             35,282,650       77.63%
                 386,469             45,452,168      100.00%

BUL A Preference            0.57
Required Equity Return      0.21
PV BUL Preference           2.71

                Adjustment   Price   Distributions  % BUL Value
BUL A Adj           2.11    119.72     10,351,707       22.77%
BUL B Adj           0.61    117.00     35,100,461       77.23%
                                       45,452,168      100.00%

                                                Confidential
                                                ------------
                                            Adjustments for BUL A&B

                                                        Piper Jaffrey Inc.





                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

Current Ownership      BLC                   BUL                              FEB                   BLP
-----------------      --------------------  -------------------------------  --------------------  ------------------
                         Shares      Pct.      Shares      Pct.    Pct. Adj.    Shares      Pct.     Shares     Pct.
Outsiders
-----------------
Edward McLaughlin                    0.0000    6,798.00    1.7590     1.7590                0.0000              0.0000
Cede & Co.               4,365.00    3.6181    5,671.00    1.4674     1.4937   63,921.00   10.6765              0.0000
Della & Co.              2,416.15    2.0027                0.0000     0.0000                0.0000              0.0000
Martin Nelson & Assoc      100.00    0.0829      100.00    0.0259     0.0263                0.0000              0.0000
All Other Outsiders      5,981.17    4.9577   16,436.00    4.2529     4.3291   68,499.00   11.4411              0.0000
                       --------------------  -------------------------------  --------------------  ------------------
                        12,862.32   10.6615   29,005.00    7.5051     7.6396  132,420.00   22.1176      0.00    0.0000
Insiders
-----------------
Russell Best             1,686.00    1.3975    2,127.00    0.5504     0.5602  113,311.00   18.9259     15.02   15.0200
Mariea Best                  1.00    0.0008        1.00    0.0003     0.0003        1.00    0.0002              0.0000
                       --------------------  -------------------------------  --------------------  ------------------
                         1,687.00    1.3983    2,128.00    0.5506     0.5605  113,312.00   18.9260     15.02   15.0200
Stock Bonus Plan        10,537.19    8.7342   27,262.00    7.0541     7.1805                0.0000              0.0000
Best Lock Corp                       0.0000   19,287.00    4.9906     5.0800  148,925.00   24.8743     84.98   84.9800
Best Universal Lock     95,556.34   79.2060                0.0000     0.0000                0.0000              0.0000
Frank E. Best                        0.0000  300,000.00   77.6259    77.2251                0.0000              0.0000
Best Lock Partners                             8,787.00    2.2737     2.3144  204,053.00   34.0821              0.0000
                       --------------------  -------------------------------  --------------------  ------------------
Total                  120,642.85  100.0000  386,469.00  100.0000   100.0000  598,710.00  100.0000    100.00  100.0000
                       ====================  ===============================  ====================  ==================


                                                                                                    ==================
                                                                                                    Version:      44.1
                                                                                                    ==================

                                                            Confidential
                                                            ------------
                                                        Adjusted Ownership

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model          Piper Jaffray Inc.


BLC Dividend Paid                 100.00                      BUL Dividend Rec'd      (From BLC)         79.21
                                  ======
Corporate Tax Exclusion  80%                                  Administrative Expenses            1%       0.60
                                                                                                     ---------
Corporate Tax Rate       43%                                  Taxable Income                             78.61
Effective Tax Rate                     9%                     Corporate Tax Exclusion           80%
                                                              Corporate Tax Rate                40%
                                                              Corporate Taxes Paid                        6.29
                                                                                                     ---------
                                                              BUL Dividend Paid                          72.32
                                                                                                     =========
BLC Shareholders                                              BUL Shareholders
====================================================================================================================================
                                Shares      Pct.    Dividend                                          Shares    Adj. Pct.  Dividend
                              ------------------------------                                        -------------------------------
Outsiders                                                     Outsiders
                                    0.00    0.0000      0.00                                          6,798.00     1.7905    1.29
                                4,365.00    3.6181      3.62                                          5,671.00     1.4937    1.08
                                2,416.15    2.0027      2.00                                                 0     0.0000    0.00
                                  100.00    0.0829      0.08                                            100.00     0.0263    0.02
                                5,981.17    4.9577      4.96                                         16,436.00     4.3291    3.13
                              ------------------------------                                        -------------------------------
                               12,862.32   10.6615     10.66                                         29,005.00     7.6396    5.52
Insiders                                                      Insiders
                                1,686.00    1.3975      1.40                                          2,127.00     0.5602    0.41
                                    1.00    0.0008      0.00                                              1.00     0.0003    0.00
                              ------------------------------                                        -------------------------------
                                1,687.00    1.3983      1.40                                          2,128.00     0.5605    0.41
Stock Bonus Plan               10,537.19    8.7342      8.73  Stock Bonus Plan                       27,262.00     7.1805    5.19
Best Lock Corp                      0.00    0.0000      0.00  Best Lock Corp                         19,287.00     5.0800    3.67
Best Universal Lock            95,556.34   79.2060     79.21  Best Universal Lock                         0.00     0.0000    0.00
Frank E. Best                       0.00    0.0000      0.00  Frank E. Best                         300,000.00    77.2251   55.85
Best Lock Partners                  0.00    0.0000      0.00  Best Lock Partners                      8,787.00     2.3144    1.67
                              -----------------------------                                        --------------------------------
Total                         120,642.85  100.0000  100.0000  Total                                 386,469.00   100.0000   72.32

                                                       CONFIDENTIAL
                                                       ------------

                                                       ADJUSTED BLC & BUL FLOWS

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model
                                                        Piper Jaffray, Inc.

FEB Dividends Rec'd      (From BUL)                 55.85            BLP Dividends Rec'd      (From FEB)             17.38
Administrative Expenses                      1%      0.42                                     (From BUL)              1.67
                                                   ------                                                           ------
Taxable Income                                      55.43                                                            19.05
Corporate Tax Exclusion                     80%                      Administrative Expenses                  0%      0.04
                                                                                                                    ------
Corporate Tax Rate                          40%                      Taxable Income                                  19.01
Corporate Taxes Paid                                 4.43            Corporate Tax Exclusion                100%
                                                   ------
                                                                     Corporate Tax Rate                       0%
FEB Dividend Paid                                   50.99            Corporate Taxes                                     0
                                                   ======                                                           ------
                                                                     BLP Dividend Paid                               19.01
                                                                                                                    ======
FEB Shareholders                                                     BLP Shareholders
====================================================================================================================================
                                       Shares      Pct.    Dividend                                       Shares    Pct.    Dividend
                                     ------------------------------                                       --------------------------
Outsiders                                                            Outsiders
                                           0.00    0.0000      0.00                                         0.00    0.0000      0.00
                                      63,921.00   10.6765      5.44                                         0.00    0.0000      0.00
                                           0.00    0.0000      0.00                                         0.00    0.0000      0.00
                                           0.00    0.0000      0.00                                         0.00    0.0000      0.00
                                      68,499.00   11.4411      5.83                                         0.00    0.0000      0.00
                                     ------------------------------                                       --------------------------
                                     132,420.00   22.1176     11.28                                         0.00    0.0000      0.00
Insiders                                                             Insiders
                                     113,311.00   18.9259      9.65                                        15.02   15.0200      2.86
                                           1.00    0.0002      0.00                                         0.00    0.0000      0.00
                                     ------------------------------                                       --------------------------
                                     113,312.00   18.9260      9.65                                        15.02   15.0200      2.86
Stock Bonus Plan                           0.00    0.0000      0.00  Stock Bonus Plan                       0.00    0.0000      0.00
Best Lock Corp                       148,925.00   24.8743     12.68  Best Lock Corp                        84.98   84.9800     16.16
Best Universal Lock                        0.00    0.0000      0.00  Best Universal Lock                    0.00    0.0000      0.00
Frank E. Best                              0.00    0.0000      0.00  Frank E. Best                          0.00    0.0000      0.00
Best Lock Partners                   204,053.00   34.0821     17.38  Best Lock Partners                     0.00    0.0000      0.00
                                     ------------------------------                                       --------------------------
                                     598,710.00  100.0000     50.99                                       100.00  100.0000     19.01
                                     ==============================                                       ==========================

                                                             Confidential
                                                             ------------
                                                       Adjusted FEB & BLP Flows

                             PROJECT THOROUGHBRED
                           Long-Term Dividend Model

                                                        Piper Jaffray, Inc.

Dividends Retained        BLC    BUL    FEB    BLP   Total Dividends
------------------       -----   ----  -----   ----  ---------------
Outsiders
------------------
Edward McLaughlin         0.00   1.29   0.00   0.00             1.29
Cede & Co.                3.62   1.08   5.44   0.00            10.14
Della & Co.               0.00   0.00   0.00   0.00             2.00
Martin Nelson & Assoc.    0.00   0.02   0.00   0.00             0.10
All Other Outsiders       4.96   3.13   5.83   0.00            13.92
                         -----   ----  -----  -----  ---------------
                         10.66   5.52  11.28   0.00            27.46
Insiders
------------------
Russell Best              1.40   0.41   9.65   2.86            14.31
Mariea Best               0.00   0.00   0.00   0.00             0.00
                         -----   ----  -----  -----  ---------------
                          1.40   0.41   9.65   2.86            14.31

Stock Bonus Plan          8.73   5.19   0.00   0.00            13.93

Best Lock Corp            0.00   3.67  12.68  16.16            32.51

Best Universal Lock       0.00   0.00   0.00   0.00             0.00

Frank E. Best             0.00   0.00   0.00   0.00             0.00

Best Lock Partners        0.00   0.00   0.00   0.00             0.00
                         -----   ----  -----  -----  ---------------
Sub-Total                20.79  14.80  33.61  19.04            88.22

Administrative Expenses          0.60   0.42   0.04             1.06

Corporate Taxes Paid             6.29   4.43      0            10.72
                         -----   ----  -----  -----  ---------------
Total Payments           20.79  21.09  38.05  19.01           100.00

                                                            Confidential
                                                            ------------
                                                      Adjusted Dividend Summary

                             PROJECT THOROUGHBRED            Piper Jaffray Inc.
                           Long-Term Dividend Model

Cumulative Distribution       Initial Dividend  % Initial Div  % TOT Dividend
=======================       ================  =============  ==============
Outsiders
-----------------------
Edward McLaughlin                    1.29           1.29            1.84  Note:
Cede & Co.                          10.14          10.14           14.43
Della & Co.                          2.00           2.00            2.85  For Shareholders
Martin Nelson & Assoc.               0.10           0.10            0.15  Where DIV is the initial dividend percent for each owner,
All Other Outsiders                 13.92          13.92           19.81  and BLC is the dividend percent returned to BLC,
                             ------------       --------       ---------  and TR is BLC's Effective Tax Rate
                                    27.46          27.46           39.08  TOT is the percent of cumulative dividends received by
Insiders                                                                  each owner in a continous payment loop
-----------------------
Russell Best                        14.31          14.31           20.36
Mareia Best                          0.00           0.00            0.00
                             ------------       --------       ---------                                         2
                                    14.31          14.31           20.36  TOT=DIV+DIV((1-TR)*BLC)+DIV((1-TR)*BLC) +
                                                                                             3
                                                                              DIV((1-TR)*BLC) ...
                                                                          or
Stock Bonus Plan                    13.93          13.93           19.82  TOT=DIV/(1-((1-TR)*BLC))

Best Lock Corp                      32.51          32.51            0.00  For Corporate Taxes
                                                                                                                 2
Best Universal Lock                  0.00           0.00            0.00  TOT=DIV+DIV((1-TR)*BLC)+DIV((1-TR)*BLC) +
                                                                                             3
                                                                              DIV((1-TR)*BLC) ... +TR*BLC+TR*BLC((1-TR)*BLC)+
                                                                                                2                   3
                                                                              TR*BLC((1-TR)*BLC) +TR*BLC((1-TR)*BLC) ...
Frank E. Best                        0.00           0.00            0.00  or
                                                                          TOT=DIV/(1-((1-TR)*BLC)) + TR*BLC/(1-((1-TR)*BLC))
Best Lock Partners                   0.00           0.00            0.00
                             ------------       --------       ---------
Sub-Total                           88.22          88.22           79.25
Administrative Expenses              1.06           1.06            1.51
Corporate Taxes Paid                10.72          10.72           19.24
                             ------------       --------       ---------
Total                              100.00         100.00          100.00
                             ============       ========       =========

                                                                  Confidential
                                                                  ------------
                                                  Adj. Cumulative Distribution

                            PROJECT THOROUGHBRED             Piper Jaffray Inc.
                          Long-Term Dividend Model


-------------------------------------------------------------------------------------------------------------------------------
                                 ===============
BLC Operations Value                  44,140,000
                                 ===============
Share Solutions                   % TOT Dividend          Value               Shares
===============                  ---------------     -------------            -----------------------------------------------
                                                                                   BLC          BUL            FEB       BLP
                                                                              -----------------------------------------------
Outsiders
---------------
Edward McLaughlin                           1.84        813,237.47                  0.00     6,798.00            0.00    0.00
Cede & Co.                                 14.43      6,369,891.79              4,365.00     5,671.00       63,921.00    0.00
Della & Co.                                 2.85      1,257,793.98              2,416.15         0.00            0.00    0.00
Martin Nelson & Assoc.                      0.15         64,020.67                100.00       100.00            0.00    0.00
All Other Outsiders                        19.81      8,743,918.04              5,981.17    16,436.00       68,499.00    0.00
                                     -----------    --------------            -----------------------------------------------
                                           39.08     17,248,861.94             12,862.32    29,005.00      132,420.00    0.00

Insiders
----------------
Russell Best                               20.36      8,986,604.59              1,686.00     2,127.00      113,311.00   15.02
Mariea Best                                 0.00            693.70                  1.00         1.00            1.00    0.00
                                      -----------    --------------            -----------------------------------------------
                                           20.36      8,987,298.28               1687.00     2,128.00      113,312.00   15.02

Stock Bonus Plan                           19.85      8,746,750.77             10,537.19    27,262.00            0.00    0.00

Best Lock Corp                              0.00              0.00                  0.00    19,287.00      148,925.00   84.98

Best Univeral Lock                          0.00              0.00             95,556.34         0.00            0.00    0.00

Frank E. Best                               0.00              0.00                  0.00   300,000.00            0.00    0.00

Best Lock Partners                          0.00              0.00                  0.00     8,787.00      204,053.00    0.00
                                     -----------    --------------            -----------------------------------------------
Sub-Total                                  79.25     34,982,910.99            120,642.85   386,469.00      598,710.00  100.00
                                                                              ===============================================
Administrative Expenses                     1.51        666,666.67

Corporate Taxes Paid                       19.24      8,490,422.33
                                     -----------    --------------
Total                                     100.00     44,140,000.00
                                     ===========    ==============
Per Share Calculations:
========================
                                                          Value                 BLC           BUL            FEB        BLP
                                                    --------------            -----------------------------------------------
Della & Co.                                           1,257,793.98     =        2,416.15

Edward McLaughlin                                       813,237.47     =                     6,798.00

Cede & Co.                                            6,369,891.79     =        4,365.00     5,671.00       63,921.00    0.00
                                                                       =    2,272,321.97   678,415.66
                                                                       =    2,950,737.63
                                                      3,419,154.15     =

Russell Best                                          8,986,604.59     =        1,686.00     2,127.00      113,311.00   15.02
                                                                       =      877,694.12   254,450.73   6,0610,040.60
                                                                       =    7,193,185.46
                                                      1,793,419.13     =





                                                         =====================
                                                           Per Share   Entity
Della & Co.                                                520.58      BLC

Edward McLaughlin                                          119.63      BUL A   BUL A      86,469   10,344,194    22.77%
                                                           116.92      BUL B   BUL B     300,000   35,074,984    77.23%
                                                           ------                                  -------------------
Cede & Co.                                                   2.71                                  45,419,178   100.00%


                                                            53.49      FEB

Russell Best


                                                       119,402.07      BLP
-------------------------------------------------------------------------------------------------------------------------------

                                                                Confidential
                                                                ------------
                                                    Adjusted Share Solutions

                             PROJECT THOROUGHBRED             Piper Jaffray Inc.
                           Long-Term Dividend Model



------------------------------------------------------------------------------------------------------------------------------------
                                                     BUL A             119.63
                             BLC             520.58  BUL B             116.92     FEB               53.49   BLP        119,402.07
                          =========================  =========================  =========================  ======================
                            Shares        Value        Shares        Value        Shares        Value      Shares      Value
                          -------------------------  -------------------------  -------------------------  ----------------------
Outsiders
---------
Edward McLaughlin               0.00           0.00    6,798.00     813,237.47        0.00           0.00    0.00           0.00
Cede & Co.                  4,365.00   2,272,321.97    5,671.00     678,415.66   63,921.00   3,419,154.15    0.00           0.00
Della & Co.                 2,416.15   1,257,793.98        0.00           0.00        0.00           0.00    0.00           0.00
Martin Nelson & Assoc.        100.00      52,057.78      100.00      11,962.89        0.00           0.00    0.00           0.00
All Other Outsiders         5,981.17   3,113,664.14   16,436.00   1,966,221.10   68,499.00   3,664,032.80    0.00           0.00
                          -------------------------  -------------------------  -------------------------  ----------------------
                           12,862.32   6,695,837.87   29,005.00   3,469,837.12  132,420.00   7,083,186.95    0.00           0.00
Insiders
--------
Russell Best                1,686.00     877,694.12    2,127.00     254,450.73  113,311.00   6,061,040.60   15.02   1,793,419.13
Mariea Best                     1.00         520.58        1.00         119.63        1.00          53.49    0.00           0.00
                          -------------------------  -------------------------  -------------------------  ----------------------
                            1,687.00     878,214.70    2,128.00     254,570.36  113,312.00   6,061,094.09   15.02   1,793,419.13

Stock Bonus Plan           10,537.19   5,485,426.88   27,262.00   3,261,323.89        0.00           0.00    0.00           0.00

Best Lock Corp                  0.00           0.00   19,287.00  23,074,984.36  148,925.00   7,966,044.53   84.98  10,146,788.12

Best Universal Lock        95,556.34  49,744,506.42        0.00           0.00        0.00           0.00    0.00           0.00

Frank E. Best                   0.00           0.00  300,000.00  35,074,984.36        0.00           0.00    0.00           0.00

Best Lock Partners              0.00           0.00    8,787.00   1,051,179.41  204,053.00  10,914,858.33    0.00           0.00
                          -------------------------  -------------------------  -------------------------  ----------------------
                                               0.00
Sub-Total                 120,642.85  62,803,985.86  386,469.00  45,419,178.32  598,710.00  32,025,183.96  100.00  11,940,207.24
                          ==========                 ==========                 ==========                 ======
Administrative Expenses                                             375,834.33                 265,001.79              25,830.55

Corporate Taxes Paid                   1,756,129.96               3,949,493.77               2,784,798.61                   0.00
                                      -------------              -------------              -------------          -------------
Total Outflows                        64,560,115.82              49,744,506.42              35,074,984.36          11,966,037.79
                                      =============              =============              =============          =============
Less: Intercompany Flows
From BLC                                                         49,744,506.42
From BUL                               2,307,283.18                                         35,074,984.36           1,051,179.41
From FEB                               7,966,044.53                                                                10,914,858.38
From BLP                              10,146,788.12
                                     --------------             --------------              -------------          -------------
                                      20,420,115.82              49,744,506.42              35,074,984.36          11,966,037.79

Net Cash Flow                         44,140,000.00                      (0.00)                     (0.00)                 (0.00)
                                     ==============             ==============              =============          =============
------------------------------------------------------------------------------------------------------------------------------------

                                          Total Value
                                         --------------
Outsiders
---------
Edward McLaughlin                            813,237.47
Cede & Co.                                 6,369,891.79
Della & Co.                                1,257,793.93
Martin Nelson & Assoc.                        64,020.67
All Other Outsiders                        8,743,918.04
                                        ---------------
                                          17,248,861.94
Insiders
--------
Russell Best                               8,986,604.59
Mariea Best                                      693.70
                                        ---------------
                                           8,987,298.28

Stock Bonus Plan                           8,746,750.77

Best Lock Corp                            20,420,115.82

Best Universal Lock                       49,744,506.42

Frank E. Best                             35,074,984.36

Best Lock Partners                        11,966,037.79
                                        ---------------
Sub-Total                                152,188,555.39

Administrative Expenses                      666,666.67

Corporate Taxes Paid                       8,490,422.33
                                        ---------------
Total Outflows                           161,345,644.40
                                        ===============

Less: Intercompany Flows
From BLC                                  49,744,506.42
From BUL                                  38,433,466.94
From FEB                                  18,880,902.92
From BLP                                  10,146,788.12
                                        ---------------
                                         117,205,644.40

Net Cash Flow                             44,140,000.00
                                        ===============
---------------------------------------------------------------



                                                    Confidential
                                                    ------------

                                    Page 16         Adjusted Shareholder Values

                             PROJECT THOROUGHBRED             Piper Jaffray Inc.
                           Long-Term Dividend Model


Value of Insider Holdings
-------------------------
Russell Best                 8,986,604.59
Mariea Best                        693.70
                            -------------
Total Insiders               8,987,298.28


Value of Outsider Holdings
--------------------------
Edward McLaughlin              813,237.47
Cede & Co.                   6,369,891.79
Della & Co.                  1,257,793.98
Martin Nelson & Assoc.          64,020.67
All Other Outsiders          8,743,918.04
                            -------------
                            17,248,861.94
Stock Bonus Plan             8,746,750.77
                            -------------
Total Outsiders             25,995,612.71


Administrative Expenses        666,666.67

Corporate Taxes              8,490,422.33
                            -------------


Total Value                 44,140,000.00
                            =============



                                                        Confidential
                                                        ------------
                                    Page 17             Adjusted Value Summary

Project Thoroughbred
-------------------------------------------------------------------------------








                              Sale Scenario Detail
                               (Arthur Andersen)

                                  PROJECT THOROUGHBRED
                            BUL SALE OF BLC STOCK -- SUMMARY

Cash Received From Stock Sale       $ 58,000,000.00

--------------------------        ----------------------      --------------------
         SHAREHOLDER              DISTRIBUTION RECEIVED       % TOTAL DISTRIBUTION
--------------------------        ----------------------      --------------------
          ---------
          Outsiders
          ---------
Edward McLaughlin                      571,795.77                    0.986%
Cede & Co.                           4,568,284.75                    7.876%
Della & Co.                          1,369,895.93                    2.362%
Martin Nelson & Assoc.                  65,108.71                    0.112%
All Other Outsiders                  6,505,850.53                   11.217%

          --------
          Insiders
          --------
Russell Best                         4,886,303.63                    8.425%
Mariea Best                                676.38                    0.001%
Stock Bonus Plan                     8,267,391.09                   14.254%
                                  ---------------                  -------
Subtotal                          $ 26,235,306.78                   45.233%

Corporate Taxes Paid                31,764,693.16                   54.767%
                                  ---------------                  -------
Total                             $ 57,999,999.94                  100.000%
                                  ===============                  =======
-------------                     ---------------
    ENTITY                        VALUE PER SHARE
-------------                     ---------------
BLC                                  $     566.97
BUL                                  $      84.11
FEB                                  $      25.29
BLP                                  $  58,992.03


                                                -----------------------------
                                                PRELIMINARY AND TENTATIVE FOR



                             PROJECT THOROUGHBRED
               BUL Sale of BLC Stock - Proof of Value Per Share


                       -------------------------------------------            -------------------------------------------
                                          BLC                                                     BUL
-----------            --------------------------------------------           ------------------------------------------
Shareholder              Cash Received    Shares    Value Per Share            Cash Received    Shares    Value Per Share
-----------            --------------   ---------  ----------------            -------------   ---------  ---------------

-----------
Outsiders
-----------
Edward McLaughlin
Cede & Co.             $ 2,474,844.57    4,365.00  $        566.97             $   571,795.77    6,798.00  $         84.11
Della & Co.            $ 1,369,895.93    2,416.15           566.97             $   477,001.15    5,671.00  $         84.11
Martin Nelson & Assoc. $    56,697.47      100.00           566.97             $     8,411.24      100.00            84.11
All Other Outsiders    $ 3,391,172.08    5,981.17           566.97             $ 1,382,470.61   16,436.00            84.11
                       --------------  ----------  ---------------             --------------  ----------  ---------------
                       $ 7,292,610.05   12,862.32  $        566.97             $ 2,439,678.76   29,005.00  $         84.11
                       --------------  ----------  ---------------             --------------  ----------  ---------------
----------
Insiders
----------
Russell Best           $   955,919.35    1,686.00  $        566.97             $   178,906.97    2,127.00  $         84.11
Mariea Best            $       566.97        1.00           566.97             $        84.11        1.00            84.11
                       --------------  ----------  ---------------             --------------  ----------  ---------------
                       $   956,486.32    1,687.00  $        566.97             $    178,991.08    2,128.00 $         84.11
                       --------------  ----------  ---------------             ---------------   ----------  ---------------

Stock Bonus Plan       $ 5,974,320.16   10,537.19  $        566.97             $ 2,293,070.93   27,262.00  $         84.11

BLC                                                                            $ 1,622,274.93   19,287.00  $         84.11

BUL                    $54,178,027.40   95,556.34  $        566.97

FEB                                                                            $25,233,705.50  300,000.00  $          84.11

BLP                                                                            $   739,095.23    8,787.00  $          84.11
                       -------------   ----------  ---------------             --------------  ----------  ----------------
Total                  $68,401,443.94  120,642.85  $        566.97             $32,506,816.44  386,469.00  $          84.11
                       ==============  ==========  ===============             ==============  ==========  ================



                       -------------------------------------------              -------------------------------------------
                                          FEB                                                       BLP
-----------            --------------------------------------------             ------------------------------------------
Shareholder             Cash Received    Shares    Value Per Share              Cash Received    Shares     Value Per Share
-----------            --------------   ---------  ---------------              --------------   ---------  ---------------

-----------
Outsiders
-----------
Edward McLaughlin
Cede & Co.             $ 1,616,439.03   63,921.00  $         25.29
Della & Co.
Martin Nelson & Assoc. $
All Other Outsiders    $ 1,732,207.84   68,499.00            25.29
                       --------------  ----------  ---------------             --------------  ----------  ---------------
                       $ 3,348,646.87  132,420.00  $         25.29                 -               -            #DIV/0!
                       --------------  ----------  ---------------             --------------  ----------  ---------------
----------
Insiders
----------
Russell Best           $ 2,865,417.05  113,311.00  $         25.29            $   886,060.26       15.02  $     58,992.03
Mariea Best            $        25.29        1.00            25.29
                       --------------  ----------  ----------------           ---------------  ----------  ---------------
                       $ 2,865,442.34  113,312.00  $         25.29            $   886,060.26       15.02  $     58,992.03
                       --------------  ----------  ---------------            --------------   ----------  ---------------

Stock Bonus Plan

BLC                    $ 3,766,026.55  148,925.00  $         25.29            $ 5,013,142.52       84.98  $     58,992.03

BUL

FEB

BLP                    $ 5,160,107.54  204,053.00  $         25.29
                       --------------  ----------  ---------------            --------------  ----------  ----------------

Total                  $15,140,223.30  598,710.00  $         25.29            $ 5,899,202.77      100.00  $     58,992.03
                       ==============  ==========  ===============            ==============  ==========  ================






                        PRELIMINARY AND TENTATIVE FOR
                           DISCUSSION PURPOSES ONLY

                                             PROJECT THOROUGHBRED
                                         CURRENT OWNERSHIP STRUCTURE


                          ------------------     ------------------     ------------------   ----------------
                                 BLC                    BUL                    FEB                  BLP
                          ------------------     ------------------     ------------------   ----------------
                          SHARES     PERCENT     SHARES     PERCENT     SHARES     PERCENT   SHARES   PERCENT
                          ------------------     ------------------     ------------------   ----------------
      ---------
      Outsiders
      ---------
Edward McLaughlin                                6,798.00    1.7590%
Cede & Co.                4,365.00    3.6181%    5,671.00    1.4674%   63,921.00   10.6765%
Della & Co.               2,416.15    2.0027%
Martin Nelson & Assoc.      100.00    0.0829%      100.00    0.0259%
All Other Outsiders       5,981.17    4.9577%   16,436.00    4.2529%   68,499.00   11.4411%
                        ----------  --------   ----------  --------   ----------  --------   ------  --------

                         12,862.32   10.6615%   29,005.00    7.5051%  132,420.00   22.1176%       -    0.0000%
                        ----------  --------   ----------  --------   ----------  --------   ------  --------
       --------
       Insiders
       --------
Russell Best              1,686.00    1.3975%    2,127.00    0.5504%  113,311.00   18.9259%   15.02   15.0200%
Mariea Best                   1.00    0.0008%        1.00    0.0003%        1.00    0.0002%
                        ----------  --------   ----------  --------   ----------  --------   ------  --------
                          1,687.00    1.3983%    2,128.00    0.5506%  113,312.00   18.9260%   15.02   15.0200%
                        ----------  --------   ----------  --------   ----------  --------   ------  --------
Stock Bonus Plan         10,537.19    8.7342%   27,262.00    7.0541%
BLC                                             19,287.00    4.9906%  148,925.00   24.8743%   84.98   84.9800%

BUL                      95,556.34   79.2060%

FEB                                            300,000.00   77.6259%

BLP                                              8,787.00    2.2737%  204,053.00   34.0821%
                        ----------  --------   ----------  --------   ----------  --------   ------  --------
Total                   120,642.85  100.0000%  386,469.00  100.0000%  598,710.00  100.0000%  100.00  100.0000%
                        ==========  ========   ==========  ========   ==========  ========   ======  ========

Corporate Tax Rate             40%
Assumed BLC Value       58,000,000

                          PRELIMARY AND TENTATIVE FOR
                           DISCUSSION PURPOSES ONLY

                            PROJECT THOROUGHBRED
                BUL Sale of BLC Stock - Round 1 Distribution



----------------------------------      -----------------------------------------     ---------------------------------------
    BUL SALE OF BLC STOCK                         FEB DISTRIBUTION RECEIVED                   BLP DISTRIBUTION RECEIVED
----------------------------------      -----------------------------------------     ---------------------------------------
Cash Received from
   Sale              $45,939,462.80     Cash Received from BUL     $21,396,550.06     Cash Received from BUL     $  626,704.95
Tax Basis                         -     Tax Basis                               -     Cash Received from FEB      4,375,437.42
                     --------------                                --------------                                -------------
Gain on Sale         $45,939,462.80     Gain from Distribution     $21,396,550.06     Total Cash Received        $5,002,142.37
Tax Rate                        40%     Tax Rate                              40%     Tax Basis                   5,002,142.37
                     --------------                                --------------                                -------------
Tax Due              $18,375,785.12     Tax Due                     $8,558,620.02     Gain from Distribution     $           -
                     --------------                                --------------                                -------------
Cash Distributed     $27,563,677.68     Cash Distributed           $12,837,930.04
                     ==============                                ==============
                                                                                      Gain/Basis Alloc. to BLC   $           -
                                                                                                                 =============
                                                                                      Cash Distributed           $5,002,142.37
                                                                                                                 =============

------------------------------------------------        ----------------------------------------------
               BUL SHAREHOLDERS                                      FEB SHAREHOLDERS
------------------------------------------------        ----------------------------------------------
                        PERCENT       DIVIDEND                                PERCENT         DIVIDEND
                       -------      ------------                              -------         --------
-------------------                                     -------------------
    Outsiders                                               Outsiders
-------------------                                     -------------------
Edward McLaughlin      1.7590%       $484,845.82        Edward McLaughlin
Cede & Co.             1.4674%       $404,466.12        Cede & Co.           10.6765%        $1,370,635.74
Della & Co.                                             Della & Co.
Martin Nelson &                                         Martin Nelson &
   Assoc.              0.0259%     $    7,132.18        Assoc.

All Other Outsiders    4.2529%     $1,172,245.66        All Other Outsiders  11.4411%         1,468,800.20
                       -------------------------                             -----------------------------
                       7.5051%     $2,068,689.78                             22.1176%        $2,839,435.95
                       -------------------------                             -----------------------------
------------------                                      ------------------
    Insiders                                                Insiders
------------------                                      ------------------
Russell Best           0.5504%       $151,701.54        Russell Best         18.9259%         $2,429,688.31
Mariea Best            0.0003%       $     71.32        Mariea Best            0.0002%                21.44
                       -------------------------                             ------------------------------
                       0.5506%       $151,772.86                              18.9260%        $2,429,709.76
                       -------------------------                             ------------------------------
Stock Bonus Plan       7.0541%     $1,944,375.83        Stock Bonus Plan
BLC                    4.9906%     $1,375,584.20        BLC                   24.8743%        $3,193,346.91
BUL                                                     BUL
FEB                   77.6259%    $21,396,550.06        FEB
BLP                    2.2737%       $626,704.95        BLP                   34.0821%        $4,375,437.42
                       -------------------------                             ------------------------------
Total                100.0000%    $27,563,677.68        Total                100.0000%       $12,837,930.04
                     ===========================                             ==============================

              Total Taxes Paid    $26,934,405.14

BLC's Beginning Basis in
      FEB, BUL, & BLP              10,562,483.20
Basis Used This Round                       0.00
Basis Allocated From BLP
      This Round                            0.00
                                  --------------
BLC's Ending Basis This Round      10,562,483.20
                                  ==============



----------------------------------------------------------------
                    BLP SHAREHOLDERS
----------------------------------------------------------------
                                  PERCENT               DIVIDEND
                               ----------------    -------------
------------------
   Outsiders
------------------
Edward McLaughlin
Cede & Co.
Della & Co.
Martin Nelson & Assoc.
All Other Outsiders
                               ----------------------------------
                                0.0000%           $       -
                               ----------------------------------
-----------------
   Insiders
-----------------
Russell Best                   15.0200%           $  751,321.78
Mariea Best
                               ----------------------------------
                               15.0200%           $  751,321.78
                               ----------------------------------
Stock Bonus Plan

BLC                            84.9800%           $4,250,820.59

BUL

FEB

BLP
                              ---------------------------------
Total                         100.0000%           $5,002,142.37
                              ---------------------------------



BLP's Beginning Basis in FEB & BUL                  6,570,587.40
Basis Used This Round                              (5,002,142.37)
                                                   -------------
BLP's Ending Basis This Round                       1,568,445.03
                                                   =============


                             PROJECT THOROUGHBRED
                 BUL Sale of BLS Stock - Round 2 Distribution


--------------------------------------------                       -----------------------------------------
         BLC DISTRIBUTION RECEIVED                                         BUL DISTRIBUTION RECEIVED
--------------------------------------------                       -----------------------------------------
Cash Received from BUL         $1,375,584.20                        Cash Received from BLC    $6,985,769.92
Cash Received from FEB          3,193,346.91                        Tax Basis                             -
                                                                                              -------------
Cash Received from BLP          4,250,820.59                        Gain on Sale              $6,985,769.92
                               -------------
Total Cash Received            $8,819,751.70                        Tax Rate                             40%
                                                                                              -------------
Tax Basis                       8,819,751.70                        Tax Due                   $2,794,307.97
                               -------------                                                  -------------
Gain on Sale                   $           -                        Cash Distributed          $4,191,461.95
Last Round BLP Income          $           -                                                  =============
                               -------------
Total Income                   $           -
Tax Rate                                  40%
                               -------------
Tax Due                        $           -
                               -------------
Cash Distributed               $8,819,751.70
                               =============


--------------------------------------------                     ----------------------------------------------
         FEB DISTRIBUTION RECEIVED                                         BLP DISTRIBUTION RECEIVED
--------------------------------------------                     ----------------------------------------------
Cash Received from BUL         $3,253,659.63                     Cash Received from BUL             $ 95,299.69
Tax Basis                      $           -                     Cash Received from FEB              665,349.51
                               -------------                                                        -----------
Gain from Distribution         $3,253,659.63                     Total Cash Received                $760,649.20
Tax Rate                                  40%                    Tax Basis                           760,649.20
                               -------------                                                        -----------
Tax Due                        $1,301,463.85                     Gain from Distribution             $         -
                               ------------                                                         ===========
Cash Distributed               $1,952,195.78
                               =============                     Gain/Basis Alloc. to BLC           $         -
                                                                                                    ===========
                                                                 Cash Distributed                   $760,649.20
                                                                                                    ===========

--------------------------------------------------------------     --------------------------------------------------------------
                     BLC SHAREHOLDERS                                                  BUL SHAREHOLDERS
--------------------------------------------------------------     --------------------------------------------------------------
                                PERCENT               DIVIDEND                                     PERCENT            DIVIDEND
---------                       -------               --------                                     -------            -----------

Outsiders                                                           Outsiders
---------                                                           ---------
Edward McLaughlin                                                   Edward McLaughlin                1.7590%          $ 73,727.93
Cede & Co.                       3.6181%           $319,108.97      Cede & Co.                       1.4674%          $ 61,505.01
Della & Co.                      2.0027%           $176,635.77      Della & Co.
Martin Nelson & Assoc.           0.0829%           $  7,310.63      Martin Nelson & Assoc.           0.0259%          $  1,084.55
All Other Outsiders              4.9577%           $437,261.17      All Other Outsiders              4.2529%          $178,257.17
                                ------------------------------                                       ----------------------------
                                10.6615%           $940,316.55                                       7.5051%          $314,574.66
                                ------------------------------                                       ----------------------------
--------
Insiders                                                            Insiders
--------                                                            --------
Russell Best                     1.3975%           $123,257.21      Russell Best                     0.5504%          $  23,068.4
Mariea Best                      0.0008%           $     73.11      Mariea Best                      0.0003%          $     10.85
                                ------------------------------                                       ----------------------------
                                 1.3983%           $123,330.32                                        0.5506%         $ 23,079.29
                                ------------------------------                                       ----------------------------

Stock Bonus Plan                 8.7342%           $770,334.91      Stock Bonus Plan                 7.0541%          $295,670.90

BLC                                                                 BLC                              4.9906%          $209,177.76

BUL                             79.2060%         $6,985,769.92      BUL

FEB                                                                 FEB                             77.6259%       $ 3,253,659.63

BLP                                                                 BLP                              2.2737%           $95,299.69
                               -------------------------------                                     ------------------------------
Total                          100.0000%         $8,819,751.70      Total                          100.0000%       $ 4,191,461.95
                               ===============================                                     ==============================

             Total Taxes Paid                    $4,095,771.82

BLC's Beginning Basis in FEB, BUL, & BL          10,562,483.20
Basis Used This Round                            (8,819,751.70)
Basis Allocated From BLP This Round                       0.00
                                                 -------------
BLC's Ending Basis This Round                     1,742,731.50
                                                 =============


--------------------------------------------------------------       ----------------------------------------------------------
                   FEB SHAREHOLDERS                                                   BLP SHAREHOLDERS
--------------------------------------------------------------       ----------------------------------------------------------
                                  PERCENT           DIVIDEND                                       PERCENT            DIVIDEND
                                  -------           --------                                       -------            --------
---------                                                            ---------
Outsiders                                                            Outsiders
---------                                                            ----------
Edward McLaughlin                                                    Edward McLaughlin
Cede & Co.                          10.6765%        $208,425.29      Cede & Co.
Della & Co.                                                          Della & Co.
Martin Nelson & Assoc.                                               Martin Nelson & Assoc.
All Other Outsiders                 11.4411%         223,352.64      All Other Outsiders
                                    ---------------------------                                     -------------------------------
                                    22.1176%        $431,777.93                                      0.0000%           $         -
--------                            ---------------------------       --------                      -------------------------------
Insiders                                                              Insiders
--------                                                              --------
Russell Best                        18.9259%        $369,469.79      Russell Best                   15.0200%           $114,249.51
Mariea Best                          0.0002%               3.26      Mariea Best
                                    ---------------------------                                     -------------------------------
                                    18.9260%        $369,473.05                                     15.0200%           $114,249.51
                                    ---------------------------                                     ------------------------------
Stock Bonus Plan                                                     Stock Bonus Plan

BLC                                 24.8743%        $485,595.29      BLC                            84.9800%           $646,399.69

BUL                                                                  BUL

FEB                                                                  FEB

BLP                                 34.0821%        $665,349.51      BLP
                                    ---------------------------                                    -------------------------------
Total                              100.0000%      $1,952,195.78      Total                         100.0000%           $760,649.20
                                   ============================                                    ================================
                                                                     BLP's Beginning Basis in FEB & BUL               1,568,445.03
                                                                     Basis Used in This Round                          (760,649.20)
                                                                                                                      ------------
                                                                     BLP's Ending Basis in FEB & BUL                    807,795.83
                                                                                                                      ============

                         PRELIMINARY AND TENTATIVE FOR
                           DISCUSSION PURPOSES ONLY

                             PROJECT THOROUGHBRED
                 BUL Sale of BLC Stock - Round 3 Distribution

---------------------------------------        --------------------------------------        -----------------------------------
    BLC Distribution Received                       BUL Distribution Received                     FEB Distribution Received
---------------------------------------        --------------------------------------        -----------------------------------
Cash Received from BUL  $   209,177.78         Cash Received from BLC  $ 1,062,288.90        Cash Received from BUL $ 494,766.73
Cash Received from FEB      485,595.29         Tax Basis                           -         Tax Basis              $         -
                                                                       --------------                               ------------
Cash Received from BLP      646,399.69         Gain on Sale            $ 1,062,288.90        Gain from Distribution $ 494,766.73
                        --------------
Total Cash Received     $ 1,341,172.76         Tax Rate                           40%        Tax Rate                        40%
                                                                       --------------                               ------------
Tax Basis                 1,341,172.76         Tax Due                 $   424,915.56        Tax Due                $ 197,906.69
                        --------------                                 --------------                               ------------
Gain on Sale            $           -          Cash Distributed        $   637,373.34        Cash Distributed       $ 296,860.04
Last Round BLP Income   $           -                                  ==============                               ============
                        --------------
Total Income            $           -
Tax Rate                           40%
                        --------------
Tax Due                 $           -
                        --------------
Cash Distributed        $ 1,341,172.76
                        ==============


-----------------------------------------
     BLP Distribution Received
-----------------------------------------
Cash Received from BUL     $    14,491.72
Cash Received from FEB         101,176.16
                           --------------
Total Cash Received        $   115,667.88
Tax Basis                      115,667.88
                           --------------
Gain from Distribution     $           -
                           ==============
Gain/Basis Alloc. to BLC   $           -
                           ==============
Cash Distributed           $   115,667.88
                           ==============


-------------------------------------------------------         -----------------------------------------------------
                   BLC Shareholders                                                BUL Shareholders
-------------------------------------------------------         -----------------------------------------------------
                              Percent        Dividend                                      Percent        Dividend
----------------            ---------------------------         ----------------          ---------------------------
   Outsiders                                                       Outsiders
----------------                                                ----------------
Edward McLaughlin                                               Edward McLaughlin          1.7590%     $   11,211.41
Cede & Co.                    3.6181%     $   48,525.21         Cede & Co.                 1.4674%     $    9,352.74
Della & Co.                   2.0027%     $   26,860.06         Della & Co.
Martin Nelson & Assoc.        0.0829%     $    1,111.69         Martin Nelson & Assoc.     0.0259%     $      164.92
All Other Outsiders           4.9577%     $   66,491.98         All Other Outsiders        4.2529%     $   27,106.62
                            ---------------------------                                  ---------------------------
                             10.6615%     $  142,988.94                                    7.5051%     $   47,835.70
                            ---------------------------                                  ---------------------------
----------------                                                ----------------
   Insiders                                                        Insiders
----------------                                                ----------------
Russell Best                  1.3975%     $   18,743.07         Russell Best               0.5504%     $    3,507.90
Mariea Best                   0.0008%     $       11.12         Mariea Best                0.0003%     $        1.65
                            ---------------------------                                  ---------------------------
                              1.3983%     $   18,754.19                                    0.5506%     $    3,509.55
                            ---------------------------                                  ---------------------------

Stock Bonus Plan              8.7342%     $  117,140.74         Stock Bonus Plan           7.0541%     $   44,961.10

BLC                                                             BLC                        4.9906%     $   31,808.55

BUL                          79.2060%     $1,062,288.90         BUL

FEB                                                             FEB                       77.6259%     $  494,766.73

BLP                                                             BLP                        2.2737%     $   14,491.72
                            ---------------------------                                  ---------------------------
Total                       100.0000%     $1,341,172.76         Total                    100.0000%     $  637,373.34
                            ===========================                                  ===========================

       Total Taxes Paid                   $  622,822.25

BLCs Beginning Basis in FEB, BUL, & BL     1,742,731.50
Basis Used This Round                     (1,341,172.76)
Basis Allocated From BLP This Round                0.00
                                         --------------
BLC's Ending Basis This Round                401,558.74
                                         ==============


-------------------------------------------------------         -----------------------------------------------------
                   FEB Shareholders                                                BLP Shareholders
-------------------------------------------------------         -----------------------------------------------------
                              Percent        Dividend                                      Percent        Dividend
----------------             --------------------------         ----------------          ---------------------------
   Outsiders                                                       Outsiders
----------------                                                ----------------
Edward McLaughlin                                               Edward McLaughlin
Cede & Co.                   10.6765%     $   31,694.13         Cede & Co.
Della & Co.                                                     Della & Co.
Martin Nelson & Assoc.                                          Martin Nelson & Assoc.
All Other Outsiders          11.4411%         33,964.05         All Other Outsiders
                            ---------------------------                                  ---------------------------
                             22.1176%     $   65,658.17                                    0.0000%     $           -
                            ---------------------------                                  ---------------------------
----------------                                                ----------------
   Insiders                                                        Insiders
----------------                                                ----------------
Russell Best                 18.9259%     $   56,183.31         Russell Best              15.0200%     $   17,373.32
Mariea Best                   0.0002%              0.50         Mariea Best
                            ---------------------------                                  ---------------------------
                             18.9260%     $   56,183.80                                   15.0200%     $   17,373.32
                            ---------------------------                                  ---------------------------

Stock Bonus Plan                                                Stock Bonus Plan

BLC                          24.8743%     $   73,841.89         BLC                       84.9800%     $   98,294.57

BUL                                                             BUL

FEB                                                             FEB

BLP                          34.0821%     $  101,176.16         BLP
                            ---------------------------                                  ---------------------------
Total                       100.0000%     $  296,860.04         Total                    100.0000%     $  115,667.88
                            ===========================                                  ===========================


                                                                BLP's Beginning Basis in FEB & BUL        807,795.83
                      PRELIMINARY AND TENTATIVE FOR             Basis Used in This Round                 (115,667.88)
                       DISCUSSION PURPOSES ONLY                                                        --------------
                                                                BLP's Ending Basis in FEB & BUL           692,127.95
                                                                                                       ==============

                             PROJECT THOROUGHBRED
                 BUL Sale of BLC Stock - Round 4 Distribution


---------------------------------------        --------------------------------------        -----------------------------------
    BLC Distribution Received                       BUL Distribution Received                     FEB Distribution Received
---------------------------------------        --------------------------------------        -----------------------------------
Cash Received from BUL  $    31,808.55         Cash Received from BLC  $   161,536.63        Cash Received from BUL $  75,236.55
Cash Received from FEB       73,841.89         Tax Basis                           -         Tax Basis              $         -
                                                                       --------------                               ------------
Cash Received from BLP       96,294.57         Gain on Sale            $   161,536.63        Gain from Distribution $  75,236.55
                        --------------
Total Cash Received     $   203,945.01         Tax Rate                           40%        Tax Rate                        40%
                                                                       --------------                               ------------
Tax Basis                   203,945.01         Tax Due                 $    64,614.65        Tax Due                $  30,094.62
                        --------------                                 --------------                               ------------
Gain on Sale            $           -          Cash Distributed        $    96,921.98        Cash Distributed       $  45,141.93
Last Round BLP Income   $           -                                  ==============                               ============
                        --------------
Total Income            $           -
Tax Rate                           40%
                        --------------
Tax Due                 $           -
                        --------------
Cash Distributed        $   203,945.01
                        ==============


-----------------------------------------
     BLP Distribution Received
-----------------------------------------
Cash Received from BUL     $     2,203.68
Cash Received from FEB          15,385.32
                           --------------
Total Cash Received        $    17,589.00
Tax Basis                       17,589.00
                           --------------
Gain from Distribution     $           -
                           ==============
Gain/Basis Alloc. to BLC   $           -
                           ==============
Cash Distributed           $    17,589.00
                           ==============


-------------------------------------------------------         -----------------------------------------------------
                   BLC Shareholders                                                BUL Shareholders
-------------------------------------------------------         -----------------------------------------------------
                              Percent        Dividend                                      Percent        Dividend
----------------            ---------------------------         ----------------          ---------------------------
   Outsiders                                                       Outsiders
----------------                                                ----------------
Edward McLaughlin                                               Edward McLaughlin          1.7590%     $    1,704.86
Cede & Co.                    3.6181%     $    7,378.97         Cede & Co.                 1.4674%     $    1,422.22
Della & Co.                   2.0027%     $    4,084.47         Della & Co.
Martin Nelson & Assoc.        0.0829%     $      169.05         Martin Nelson & Assoc.     0.0259%     $       25.08
All Other Outsiders           4.9577%     $   10,111.08         All Other Outsiders        4.2529%     $    4,121.96
                            ---------------------------                                  ---------------------------
                             10.6615%     $   21,743.57                                    7.5051%     $    7,274.12
                            ---------------------------                                  ---------------------------
----------------                                                ----------------
   Insiders                                                        Insiders
----------------                                                ----------------
Russell Best                  1.3975%     $    2,850.16         Russell Best               0.5504%     $      533.43
Mariea Best                   0.0008%     $        1.69         Mariea Best                0.0003%     $        0.25
                            ---------------------------                                  ---------------------------
                              1.3983%     $    2,851.85                                    0.5506%     $      533.68
                            ---------------------------                                  ---------------------------

Stock Bonus Plan              8.7342%     $   17,812.97         Stock Bonus Plan           7.0541%     $    6,837.00

BLC                                                             BLC                        4.9906%     $    4,836.96
                             79.2060%     $  161,536.63
BUL                                                             BUL

FEB                                                             FEB                       77.6259%     $   75,236.55

BLP                                                             BLP                        2.2737%     $    2,203.68
                            ---------------------------                                  ---------------------------
Total                       100.0000%     $  203,945.01         Total                    100.0000%     $   96,921.98
                            ===========================                                  ===========================

       Total Taxes Paid                   $   94,209.27

BLCs Beginning Basis in FEB, BUL, & BL       401,558.74
Basis Used This Round                       (203,945.01)
Basis Allocated From BLP This Round                0.00
                                         --------------
BLC's Ending Basis This Round                197,613.72
                                         ==============


-------------------------------------------------------         -----------------------------------------------------
                   FEB Shareholders                                                BLP Shareholders
-------------------------------------------------------         -----------------------------------------------------
                              Percent        Dividend                                      Percent        Dividend
----------------             --------------------------         ----------------          ---------------------------
   Outsiders                                                       Outsiders
----------------                                                ----------------
Edward McLaughlin                                               Edward McLaughlin
Cede & Co.                   10.6765%     $    4,819.56         Cede & Co.
Della & Co.                                                     Della & Co.
Martin Nelson & Assoc.                                          Martin Nelson & Assoc.
All Other Outsiders          11.4411%          5,164.73         All Other Outsiders
                            ---------------------------                                  ---------------------------
                             22.1176%     $    9,984.29                                    0.0000%     $           -
                            ---------------------------                                  ---------------------------
----------------                                                ----------------
   Insiders                                                        Insiders
----------------                                                ----------------
Russell Best                 18.9259%     $    8,543.50         Russell Best              15.0200%     $    2,641.87
Mariea Best                   0.0002%              0.06         Mariea Best
                            ---------------------------                                  ---------------------------
                             18.9260%     $    8,543.57                                   15.0200%     $    2,641.87
                            ---------------------------                                  ---------------------------

Stock Bonus Plan                                                Stock Bonus Plan

BLC                          24.8743%     $   11,228.74         BLC                       84.9800%     $   14,947.13

BUL                                                             BUL

FEB                                                             FEB

BLP                          34.0821%     $   15,385.32         BLP
                            ---------------------------                                  ---------------------------
Total                       100.0000%     $   45,141.93         Total                    100.0000%     $   17,589.00
                            ===========================                                  ===========================


                                                                BLP's Beginning Basis in FEB & BUL         692,127.95
                            PRELIMINARY AND TENTATIVE FOR       Basis Used in This Round                   (17,589.00)
                             DISCUSSION PURPOSES ONLY                                                  --------------
                                                                BLP's Ending Basis in FEB & BUL           674,538.95
                                                                                                       ==============

                             PROJECT THOROUGHBRED
                BUL Sale of BLC Stock - Round 5 Distribution

---------------------------------------        --------------------------------------        -----------------------------------
    BLC Distribution Received                       BUL Distribution Received                     FEB Distribution Received
---------------------------------------        --------------------------------------        -----------------------------------
Cash Received from BUL  $     4,836.96         Cash Received from BLC  $    24,564.02        Cash Received from BUL $  11,440.82
Cash Received from FEB       11,228.74         Tax Basis                           -         Tax Basis              $         -
                                                                       --------------                               ------------
Cash Received from BLP       14,947.13         Gain on Sale            $    24,564.02        Gain from Distribution $  11,440.82
                        --------------
Total Cash Received     $    31,012.83         Tax Rate                           40%        Tax Rate                        40%
                                                                       --------------                               ------------
Tax Basis                    31,012.83         Tax Due                 $     9,825.61        Tax Due                $   4,576.33
                        --------------                                 --------------                               ------------
Gain on Sale            $           -          Cash Distributed        $    14,738.41        Cash Distributed       $   6,864.49
Last Round BLP Income   $           -                                  ==============                               ============
                        --------------
Total Income            $           -
Tax Rate                           40%
                        --------------
Tax Due                 $           -
                        --------------
Cash Distributed        $    31,012.83
                        ==============


-----------------------------------------
     BLP Distribution Received
-----------------------------------------
Cash Received from BUL     $       335.10
Cash Received from FEB           2,339.56
                           --------------
Total Cash Received        $     2,674.67
Tax Basis                        2,674.67
                           --------------
Gain from Distribution     $           -
                           ==============
Gain/Basis Alloc. to BLC   $           -
                           ==============
Cash Distributed           $     2,674.67
                           ==============


-------------------------------------------------------         -----------------------------------------------------
                   BLC Shareholders                                                BUL Shareholders
-------------------------------------------------------         -----------------------------------------------------
                              Percent        Dividend                                      Percent        Dividend
----------------             --------------------------         ----------------          ---------------------------
   Outsiders                                                       Outsiders
----------------                                                ----------------
Edward McLaughlin                                               Edward McLaughlin          1.7590%     $      259.25
Cede & Co.                    3.6181%     $    1,122.08         Cede & Co.                 1.4674%     $      216.27
Della & Co.                   2.0027%     $      621.10         Della & Co.
Martin Nelson & Assoc.        0.0829%     $       25.71         Martin Nelson & Assoc.     0.0259%     $        3.81
All Other Outsiders           4.9577%     $    1,537.54         All Other Outsiders        4.2529%     $      626.80
                            ---------------------------                                  ---------------------------
                             10.6615%     $    3,306.43                                    7.5051%     $    1,106.14
                            ---------------------------                                  ---------------------------
----------------                                                ----------------
   Insiders                                                        Insiders
----------------                                                ----------------
Russell Best                  1.3975%     $      433.41         Russell Best               0.5504%     $       81.12
Mariea Best                   0.0008%     $        0.26         Mariea Best                0.0003%     $        0.04
                            ---------------------------                                  ---------------------------
                              1.3983%     $      433.67                                    0.5506%     $       81.15
                            ---------------------------                                  ---------------------------

Stock Bonus Plan              8.7342%     $    2,708.72         Stock Bonus Plan           7.0541%     $    1,039.67

BLC                                                             BLC                        4.9906%     $      735.53

BUL                          79.2060%     $   24,564.02         BUL

FEB                                                             FEB                       77.6259%     $   11,440.82

BLP                                                             BLP                        2.2737%     $      335,10
                            ---------------------------                                  ---------------------------
Total                       100.0000%     $   31,012.83         Total                    100.0000%     $   14,738.41
                            ===========================                                  ===========================

       Total Taxes Paid                   $   14,401.94

BLCs Beginning Basis in FEB, BUL, & BL       197,613.72
Basis Used This Round                        (31,012.83)
Basis Allocated From BLP This Round                0.00
                                         --------------
BLC's Ending Basis This Round                166,600.89
                                         ==============


-------------------------------------------------------         -----------------------------------------------------
                   FEB Shareholders                                                BLP Shareholders
-------------------------------------------------------         -----------------------------------------------------
                              Percent        Dividend                                      Percent        Dividend
----------------             --------------------------         ----------------          ---------------------------
   Outsiders                                                       Outsiders
----------------                                                ----------------
Edward McLaughlin                                               Edward McLaughlin
Cede & Co.                   10.6765%     $      732.88         Cede & Co.
Della & Co.                                                     Della & Co.
Martin Nelson & Assoc.                                          Martin Nelson & Assoc.
All Other Outsiders          11.4411%            785.37         All Other Outsiders
                            ---------------------------                                  ---------------------------
                             22.1176%     $    1,518.26                                    0.0000%     $           -
                            ---------------------------                                  ---------------------------
----------------                                                ----------------
   Insiders                                                        Insiders
----------------                                                ----------------
Russell Best                 18.9259%     $    1,299.16         Russell Best              15.0200%     $      401.73
Mariea Best                   0.0002%              0.01         Mariea Best
                            ---------------------------                                  ---------------------------
                             18.9260%     $    1,299.18                                   15.0200%     $      401.73
                            ---------------------------                                  ---------------------------

Stock Bonus Plan                                                Stock Bonus Plan

BLC                          24.8743%     $    1,707.50         BLC                       84.9800%     $    2,272.93

BUL                                                             BUL

FEB                                                             FEB

BLP                          34.0821%     $    2,339.56         BLP
                            ---------------------------                                  ---------------------------
Total                       100.0000%     $    6,864.49         Total                    100.0000%     $    2,674.67
                            ===========================                                  ===========================


                                                                BLP's Beginning Basis in FEB & BUL        674,538.95
                             PRELIMINARY AND TENTATIVE FOR      Basis Used in This Round                   (2,674.67)
                              DISCUSSION PURPOSES ONLY                                                 --------------
                                                                BLP's Ending Basis in FEB & BUL           671,864.28
                                                                                                       ==============

                             PROJECT THOROUGHBRED
                 BUL Sale of BLC Stock - Round 6 Distribution

------------------------------------    -----------------------------------
    BLC DISTRIBUTION RECEIVED                BUL DISTRIBUTION RECEIVED
------------------------------------    ------------------------------------
Cash Received from BUL    $   735.53    Cash Received from BLC    $ 3,735.32
Cash Received from FEB      1,707.50    Tax Basis                        -
Cash Received from BLP      2,272.93                              ----------
                          ----------    Gain on Sale              $ 3,735.32
Total Cash Received       $ 4,715.96    Tax Rate                          40%
Tax Basis                   4,715.96                              ----------
                          ----------    Tax Due                   $ 1,494.13
Gain on Sale              $      -                                ----------
Last Round BLP Income     $      -      Cash Distributed          $ 2,241.19
                          ----------                              ==========
Total Income              $
Tax Rate                          40%
                          ----------
Tax Due                   $      -
Cash Distributed          $ 4,715.96
                          ==========


------------------------------------    -----------------------------------
     FEB DISTRIBUTION RECEIVED               BLP DISTRIBUTION RECEIVED
------------------------------------    -----------------------------------
Cash Received from BUL    $ 1,739.74    Cash Received from BUL   $    50.96
Tax Basis                 $      -      Cash Received from FEB   $   355.77
                          ----------                             ----------
Gain from Distribution    $ 1,739.74    Total Cash Received      $   406.72
Tax Rate                          40%   Tax Basis                    406.72
                          ----------                             ----------
Tax Due                   $   695.90    Gain from Distribution   $      -
                          ----------                             ==========
Cash Distributed          $ 1,043.85    Gain/Basis Alloc. to BLC $      -
                          ==========                             ==========
                                        Cash Distributed         $   406.72
                                                                 ==========

-----------------------------------------------     -----------------------------------------------
              BLC SHAREHOLDERS                                    BUL SHAREHOLDERS
-----------------------------------------------     -----------------------------------------------
                           PERCENT    DIVIDEND                                 PERCENT    DIVIDEND
                          ---------  ----------                               ---------  ----------
---------------------                               ---------------------
      Outsiders                                           Outsiders
---------------------                               ---------------------
Edward McLaughlin                                   Edward McLaughlin           1.7590%  $     39.42
Cede & Co.                  3.6181%  $    170.63    Cede & Co.                  1.4674%  $     32.89
Della & Co.                 2.0027%  $     94.45    Della & Co.
Martin Nelson & Assoc       0.0829%  $      3.91    Martin Nelson & Assoc       0.0259%  $      0.58
All Other Outsiders         4.9577%  $    233.81    All Other Outsiders         4.2529%  $     95.31
                          ----------------------                              ----------------------
                           10.6615%  $    502.79                                7.5051%  $    168.20
                          ----------------------                              ----------------------
---------------------                               ---------------------
      Insiders                                            Insiders
---------------------                               ---------------------
Russell Best                1.3975%  $     65.91    Russell Best                0.5504%  $     12.33
Mariea Best                 0.0008%  $      0.04    Marica Best                 0.0003%  $      0.01
                          ----------------------                              ----------------------
                            1.3983%  $     65.95                                0.5506%  $     12.34
                          ----------------------                              ----------------------

Stock Bonus Plan            8.7342%  $    411.90    Stock Bonus Plan            7.0541%  $    158.10

BLC                                                 BLC                         4.9906%  $    111.85

BUL                        79.2060%  $  3,735.32    BUL

FEB                                                 FEB                        77.6259%  $  1.739.74

BLP                                                 BLP                         2.2737%  $     50.96
                          ----------------------                              ----------------------
Total                     100.0000%  $  4,715.96    Total                     100.0000%  $  2,241.19
                          ======================                              ======================

            Total Taxes Paid         $  2,190.03

BLC's Beginning Basis in FEB, BUL,
  & BL                                166,600.89
Basis Used This Round                  (4,715.96)
Basis Allocated From BLP This Round         0.00
                                     -----------
BLC's Ending Basis This Round         161,884.93
                                     ===========

-----------------------------------------------     -----------------------------------------------
              FEB SHAREHOLDERS                                    BLP SHAREHOLDERS
-----------------------------------------------     -----------------------------------------------
                           PERCENT    DIVIDEND                                 PERCENT    DIVIDEND
                          ---------  ----------                               ---------  ----------
---------------------                               ---------------------
      Outsiders                                           Outsiders
---------------------                               ---------------------
Edward McLaughlin                                   Edward McLaughlin
Cede & Co.                 10.6765%  $    111.45    Cede & Co.
Della & Co.                                         Della & Co.
Martin Nelson & Assoc                               Martin Nelson & Assoc
All Other Outsiders        11.4411%  $    119.43    All Other Outsiders
                          ----------------------                              ----------------------
                           22.1176%  $    230.87                                0.0000%  $       -
                          ----------------------                              ----------------------
---------------------                               ---------------------
      Insiders                                            Insiders
---------------------                               ---------------------
Russell Best               18.9259%  $    197.56    Russell Best               15.0200%  $     61.09
Marica Best                 0.0002%  $      0.00    Marica Best
                          ----------------------                              ----------------------
                           18.9260%  $    197.56                               15.0200%  $     61.09
                          ----------------------                              ----------------------

Stock Bonus Plan                                    Stock Bonus Plan

BLC                        24.8743%  $    259.65    BLC                        84.9800%  $    345.63

BUL                                                 BUL

FEB                                                 FEB

BLP                        34.0821%  $    355.77    BLP
                          ----------------------                              ----------------------
Total                     100.0000%  $  1,043.85    Total                     100.0000%  $    406.72
                          ======================                              ======================



                                                                              BLP's Beginning Basis in FEB,
                                                                                & BUL                                671,864.28
                                                                              Basis Used in This Round                  (406.72)
                                                                                                                    -----------
                                                                              BLP's Ending Basis IN FEB & BUL        671,457.56
                                                                                                                    ===========

                         PRELIMINARY AND TENTATIVE FOR
                           DISCUSSION PURPOSES ONLY

                             PROJECT THOROUGHBRED
                 BUL Sale of BLC Stock - Round 7 Distribution

------------------------------------    -----------------------------------
    BLC DISTRIBUTION RECEIVED                BUL DISTRIBUTION RECEIVED
------------------------------------    ------------------------------------
Cash Received from BUL    $   111.85    Cash Received from BLC    $   568.01
Cash Received from FEB        259.65    Tax Basis                        -
Cash Received from BLP        345.63                              ----------
                          ----------    Gain on Sale              $   568.01
Total Cash Received       $   717.13    Tax Rate                          40%
Tax Basis                     717.13                              ----------
                          ----------    Tax Due                   $   277.20
Gain on Sale              $      -                                ----------
Last Round BLP Income     $      -      Cash Distributed          $   340.81
                          ----------                              ==========
Total Income              $      -
Tax Rate                          40%
                          ----------
Tax Due                   $      -
                          ----------
Cash Distributed          $   717.13
                          ==========





------------------------------------    -----------------------------------
     FEB DISTRIBUTION RECEIVED               BLP DISTRIBUTION RECEIVED
------------------------------------    -----------------------------------
Cash Received from BUL    $   264.55    Cash Received from BUL   $     7.75
Tax Basis                 $      -      Cash Received from FEB   $    54.10
                          ----------                             ----------
Gain from Distribution    $   264.55    Total Cash Received      $    61.85
Tax Rate                          40%   Tax Basis                     61.85
                          ----------                             ----------
Tax Due                   $   105.82    Gain from Distribution   $      -
                          ----------                             ==========
Cash Distributed          $   158.73    Gain/Basis Alloc. to BLC $      -
                          ==========                             ==========
                                        Cash Distributed         $    61.85
-----------------------------------------------     -----------------------------------------------
              BLC SHAREHOLDERS                                    BUL SHAREHOLDERS
-----------------------------------------------     -----------------------------------------------
                           PERCENT    DIVIDEND                                 PERCENT    DIVIDEND
                          ---------  ----------                               ---------  ----------
---------------------                               ---------------------
      Outsiders                                           Outsiders
---------------------                               ---------------------
Edward McLaughlin                                   Edward McLaughlin           1.7590%  $      5.99
Cede & Co.                  3.6181%  $     25.95    Cede & Co.                  1.4674%  $      5.00
Della & Co.                 2.0027%  $     14,36    Della & Co.
Martin Nelson & Assoc.      0.0829%  $      0.59    Martin Nelson & Assoc.      0.0259%  $      0.09
All Other Outsiders         4.9577%  $     35.55    All Other Outsiders         4.2529%  $     14.49
                          ----------------------                              ----------------------
                           10.6615%  $     76.46                                7.5051%  $     25.58
                          ----------------------                              ----------------------
---------------------                               ---------------------
      Insiders                                            Insiders
---------------------                               ---------------------
Russell Best                1.3975%  $     10.02    Russell Best                0.5504%  $      1.88
Mariea Best                 0.0008%  $      0.01    Mariea Best                 0.0003%  $      0.00
                          ----------------------                              ----------------------
                            1.3983%  $     10.03                                0.5506%  $      1.88
                          ----------------------                              ----------------------

Stock Bonus Plan            8.7342%  $     62.64    Stock Bonus Plan            7.0541%  $     24.04

BLC                                                 BLC                         4.9906%  $     17.01

BUL                        79.2060%  $    568.01    BUL

FEB                                                 FEB                        77.6259%  $    264.55

BLP                                                 BLP                         2.2737%  $      7.75
                          ----------------------                              ----------------------
Total                     100.0000%  $    717.13    Total                     100.0000%  $    340.81
                          ======================                              ======================

            Total Taxes Paid         $    333.03

BLC's Beginning Basis in FEB, BUL,
  & BL                                161,884.93
Basis Used This Round                    (717.13)
Basis Allocated From BLP This Round         0.00
                                     -----------
BLC's Ending Basis This Round         161,167.80
                                     ===========
-----------------------------------------------     ------------------------------------------------
              FEB SHAREHOLDERS                                    BLP SHAREHOLDERS
-----------------------------------------------     ------------------------------------------------
                           PERCENT    DIVIDEND                                 PERCENT    DIVIDEND
                          ---------  ----------                               ---------  -----------
---------------------                               ---------------------
      Outsiders                                           Outsiders
---------------------                               ---------------------
Edward McLaughlin                                   Edward McLaughlin
Cede & Co.                 10.6765%  $     16.95    Cede & Co.
Della & Co.                                         Della & Co.
Martin Nelson & Assoc.                              Martin Nelson & Assoc.
All Other Outsiders        11.4411%  $     18.16    All Other Outsiders
                          ----------------------                              ----------------------
                           22.1176%  $     35.11                                0.0000%  $       -
                          ----------------------                              ----------------------
---------------------                               ---------------------
      Insiders                                            Insiders
---------------------                               ---------------------
Russell Best               18.9259%  $     30.04    Russell Best               15.0200%  $      9.29
Mariea Best                 0.0002%  $      0.00    Mariea Best
                          ----------------------                              ----------------------
                           18.9260%  $     30.04                               15.0200%  $      9.29
                          ----------------------                              ----------------------

Stock Bonus Plan                                    Stock Bonus Plan

BLC                        24.8743%  $     39.48    BLC                        84.9800%  $     52.56

BUL                                                 BUL

FEB                                                 FEB

BLP                        34.0821%  $     54.10    BLP
                          ----------------------                              ----------------------
Total                     100.0000%  $    158.73    Total                     100.0000%  $    61.85
                          ======================                              ======================



                                                    BLP's Beginning Basis in FEB
                                                      & BUL                              671,457.56
                                                    Basis Used in This Round                 (61.85)
                                                                                         -----------
                                                    BLP's Ending Basis in FEB & BUL      671,395.71
                                                                                         ===========


                         PRELIMINARY AND TENTATIVE FOR
                           DISCUSSION PURPOSES ONLY

                             PROJECT THOROUGHBRED
                 BUL Sale of BLC Stock - Round 8 Distribution

------------------------------------    -----------------------------------
    BLC DISTRIBUTION RECEIVED                BUL DISTRIBUTION RECEIVED
------------------------------------    ------------------------------------
Cash Received from BUL    $    17.01    Cash Received from BLC    $    86.37
Cash Received from FEB         39.48    Tax Basis                        -
Cash Received from BLP         52.56                              ----------
                          ----------    Gain on Sale              $    86.37
Total Cash Received       $   109.05    Tax Rate                          40%
Tax Basis                     109.05                              ----------
                          ----------    Tax Due                   $    34.55
Gain on Sale              $      -                                ----------
Last Round BLP Income     $      -      Cash Distributed          $    51.82
                          ----------                              ==========
Total Income              $      -
Tax Rate                          40%
                          ----------
Tax Due                   $      -
                          ----------
Cash Distributed          $   109.05
                          ==========

------------------------------------    -----------------------------------
     FEB DISTRIBUTION RECEIVED               BLP DISTRIBUTION RECEIVED
------------------------------------    -----------------------------------
Cash Received from BUL    $    40.23    Cash Received from BUL   $     1.18
Tax Basis                 $      -      Cash Received from FEB   $     8.23
                          ----------                             ----------
Gain from Distribution    $    40.23    Total Cash Received      $     9.40
Tax Rate                          40%   Tax Basis                      9.40
                          ----------
Tax Due                   $    16.09    Gain from Distribution   $      -
                          ----------                             ==========
Cash Distributed          $    24.14    Gain/Basis Alloc. to BLC $      -
                          ==========                             ==========
                                        Cash Distributed         $     9.40
                                                                 ==========
-----------------------------------------------     -----------------------------------------------
              BLC SHAREHOLDERS                                    BUL SHAREHOLDERS
-----------------------------------------------     -----------------------------------------------
                           PERCENT    DIVIDEND                                 PERCENT    DIVIDEND
                          ---------  ----------                               ---------  ----------
---------------------                               ---------------------
      Outsiders                                           Outsiders
---------------------                               ---------------------
Edward McLaughlin                                   Edward McLaughlin           1.7590%  $      0.91
Cede & Co.                  3.6181%  $      3.95    Cede & Co.                  1.4674%  $      0.76
Della & Co.                 2.0027%  $      2.18    Della & Co.
Martin Nelson & Assoc.      0.0829%  $      0.09    Martin Nelson & Assoc.      0.0259%  $      0.01
All Other Outsiders         4.9577%  $      5.41    All Other Outsiders         4.2529%  $      2.20
                          ----------------------                              ----------------------
                           10.6615%  $     11.63                                7.5051%  $      3.89
                          ----------------------                              ----------------------
---------------------                               ---------------------
      Insiders                                            Insiders
---------------------                               ---------------------
Russell Best                1.3975%  $      1.52    Russell Best                0.5504%  $      0.29
Mariea Best                 0.0008%  $      0.00    Mariea Best                 0.0003%  $      0.00
                          ----------------------                              ----------------------
                            1.3983%  $      1.52                                0.5506%  $      0.29
                          ----------------------                              ----------------------

Stock Bonus Plan            8.7342%  $      9.52    Stock Bonus Plan            7.0541%  $      3.66

BLC                                                 BLC                         4.9906%  $      2.59

BUL                        79.2060%  $     86.37    BUL

FEB                                                 FEB                        77.6259%  $     40.23

BLP                                                 BLP                         2.2737%  $      1.18
                          ----------------------                              ----------------------
Total                     100.0000%  $    109.05    Total                     100.0000%  $     51.82
                          ======================                              ======================

            Total Taxes Paid         $     50.64

BLC's Beginning Basis in FEB, BUL,
  & BL                                161,167.80
Basis Used This Round                    (109.05)
Basis Allocated From BLP This Round         0.00
                                     -----------
BLC's Ending Basis This Round         161,058.75
                                     ===========
-----------------------------------------------     ------------------------------------------------
              FEB SHAREHOLDERS                                    BLP SHAREHOLDERS
-----------------------------------------------     ------------------------------------------------
                           PERCENT    DIVIDEND                                 PERCENT    DIVIDEND
                          ---------  ----------                               ---------  -----------
---------------------                               ---------------------
      Outsiders                                           Outsiders
---------------------                               ---------------------
Edward McLaughlin                                   Edward McLaughlin
Cede & Co.                 10.6765%  $      2.58    Cede & Co.
Della & Co.                                         Della & Co.
Martin Nelson & Assoc.                              Martin Nelson & Assoc.
All Other Outsiders        11.4411%  $      2.76    All Other Outsiders
                          ----------------------                              ----------------------
                           22.1176%  $      5.34                                0.0000%  $       -
                          ----------------------                              ----------------------
---------------------                               ---------------------
      Insiders                                            Insiders
---------------------                               ---------------------
Russell Best               18.9259%  $      4.57    Russell Best               15.0200%  $      1.41
Mariea Best                 0.0002%  $      0.00    Mariea Best
                          ----------------------                              ----------------------
                           18.9260%  $      4.57                               15.0200%  $      1.41
                          ----------------------                              ----------------------

Stock Bonus Plan                                    Stock Bonus Plan

BLC                        24.8743%  $      6.00    BLC                        84.9800%  $      7.99

BUL                                                 BUL

FEB                                                 FEB

BLP                        34.0821%  $      8.23    BLP
                          ----------------------                              ----------------------
Total                     100.0000%  $     24.14    Total                     100.0000%  $     9.40
                          ======================                              ======================



                                                     BLP's Beginning Basis in FEB
                                                      & BUL                               671,395.71
                                                     Basis Used in This Round                  (9.40)
                                                                                          -----------
                                                    BLP's Ending Basis in FEB & BUL       671,386.31
                                                                                          ===========

                         PRELIMINARY AND TENTATIVE FOR
                           DISCUSSION PURPOSES ONLY

                             PROJECT THOROUGHBRED
                 BUL Sale of BLC Stock - Round 9 Distribution

------------------------------------    -----------------------------------
    BLC DISTRIBUTION RECEIVED                BUL DISTRIBUTION RECEIVED
------------------------------------    ------------------------------------
Cash Received from BUL    $     2.59    Cash Received from BLC    $    13.13
Cash Received from FEB          6.00    Tax Basis                        -
Cash Received from BLP          7.99                              ----------
                          ----------    Gain on Sale              $    13.13
Total Cash Received       $    16.58    Tax Rate                          40%
Tax Basis                      16.58                              ----------
                          ----------    Tax Due                   $     5.25
Gain on Sale              $      -                                ----------
Last Round BLP Income     $      -      Cash Distributed          $     7.88
                          ----------                              ==========
Total Income              $      -
Tax Rate                          40%
                          ----------
Tax Due                   $      -
                          ----------
Cash Distributed          $    16.58
                          ==========

------------------------------------    -----------------------------------
     FEB DISTRIBUTION RECEIVED               BLP DISTRIBUTION RECEIVED
------------------------------------    -----------------------------------
Cash Received from BUL    $     6.12    Cash Received from BUL   $     0.18
Tax Basis                 $      -      Cash Received from FEB    $    1.25
                          ----------                             ----------
Gain from Distribution    $     6.12    Total Cash Received      $     1.43
Tax Rate                          40%   Tax Basis                      1.43
                          ----------                             ----------
Tax Due                   $     2.45    Gain from Distribution   $      -
                          ----------                             ==========
Cash Distributed          $     3.67    Gain/Basis Alloc. to BLC $      -
                          ==========                             ==========
                                        Cash Distributed         $     1.43
                                                                 ==========
-----------------------------------------------     -----------------------------------------------
              BLC SHAREHOLDERS                                    BUL SHAREHOLDERS
-----------------------------------------------     -----------------------------------------------
                           PERCENT    DIVIDEND                                 PERCENT    DIVIDEND
                          ---------  ----------                               ---------  ----------
---------------------                               ---------------------
      Outsiders                                           Outsiders
---------------------                               ---------------------
Edward McLaughlin                                   Edward McLaughlin           1.7590%  $      0.14
Cede & Co.                  3.6181%  $      0.60    Cede & Co.                  1.4674%  $      0.12
Della & Co.                 2.0027%  $      0.33    Della & Co.
Martin Nelson & Assoc.      0.0829%  $      0.01    Martin Nelson & Assoc.      0.0259%  $      0.00
All Other Outsiders         4.9577%  $      0.82    All Other Outsiders         4.2529%  $      0.34
                          ----------------------                              ----------------------
                           10.6615%  $      1.77                                7.5051%  $      0.59
                          ----------------------                              ----------------------
---------------------                               ---------------------
      Insiders                                            Insiders
---------------------                               ---------------------
Russell Best                1.3975%  $      0.23    Russell Best                0.5504%  $      0.04
Mariea Best                 0.0008%  $      0.00    Mariea Best                 0.0003%  $      0.00
                          ----------------------                              ----------------------
                            1.3983%  $      0.23                                0.5506%  $      0.04
                          ----------------------                              ----------------------

Stock Bonus Plan            8.7342%  $      1.45    Stock Bonus Plan            7.0541%  $      0.56

BLC                                                 BLC                         4.9906%  $      0.39

BUL                        79.2060%  $     13.13    BUL

FEB                                                 FEB                        77.6259%  $      6.12

BLP                                                 BLP                         2.2737%  $      0.18
                          ----------------------                              ----------------------
Total                     100.0000%  $     16.58    Total                     100.0000%  $      7.88
                          ======================                              ======================

            Total Taxes Paid         $      7.70

BLC's Beginning Basis in FEB, BUL,
  & BL                                161,058.75
Basis Used This Round                     (16.58)
Basis Allocated From BLP This Round         0.00
                                     -----------
BLC's Ending Basis This Round         161,042.17
                                     ===========
-----------------------------------------------     ------------------------------------------------
              FEB SHAREHOLDERS                                    BLP SHAREHOLDERS
-----------------------------------------------     ------------------------------------------------
                           PERCENT    DIVIDEND                                 PERCENT    DIVIDEND
                          ---------  ----------                               ---------  -----------
---------------------                               ---------------------
      Outsiders                                           Outsiders
---------------------                               ---------------------
Edward McLaughlin                                   Edward McLaughlin
Cede & Co.                 10.6765%  $      0.39    Cede & Co.
Della & Co.                                         Della & Co.
Martin Nelson & Assoc.                              Martin Nelson & Assoc.
All Other Outsiders        11.4411%  $      0.42    All Other Outsiders
                          ----------------------                              ----------------------
                           22.1176%  $      0.81                                0.0000%  $       -
                          ----------------------                              ----------------------
---------------------                               ---------------------
      Insiders                                            Insiders
---------------------                               ---------------------
Russell Best               18.9259%  $      0.69    Russell Best               15.0200%  $      0.21
Mariea Best                 0.0002%  $      0.00    Mariea Best
                          ----------------------                              ----------------------
                           18.9260%  $      0.69                               15.0200%  $      0.21
                          ----------------------                              ----------------------

Stock Bonus Plan                                    Stock Bonus Plan

BLC                        24.8743%  $      0.91    BLC                        84.9800%  $      1.22

BUL                                                 BUL

FEB                                                 FEB

BLP                        34.0821%  $      1.25    BLP
                          ----------------------                              ----------------------
Total                     100.0000%  $      3.67    Total                     100.0000%  $     1.43
                          ======================                              ======================



                                                    BLP's Beginning Basis in FEB
                                                      & BUL                              671,386.31
                                                    Basis Used in This Round                  (1.43)
                                                                                         ----------
                                                    BLP's Ending Basis in FEB & BUL      671,384.88
                                                                                         ==========

                         PRELIMINARY AND TENTATIVE FOR
                           DISCUSSION PURPOSES ONLY

                             PROJECT THOROUGHBRED
                BUL Sale of BLC Stock - Round 10 Distribution

------------------------------------    -----------------------------------
    BLC DISTRIBUTION RECEIVED                BUL DISTRIBUTION RECEIVED
------------------------------------    ------------------------------------
Cash Received from BUL    $     0.39    Cash Received from BLC    $     2.00
Cash Received from FEB          0.91    Tax Basis                        -
Cash Received from BLP          1.22                              ----------
                          ----------    Gain on Sale              $     2.00
Total Cash Received       $     2.52    Tax Rate                          40%
Tax Basis                       2.52                              ----------
                          ----------    Tax Due                   $     0.80
Gain on Sale              $      -                                ----------
Last Round BLP Income     $      -      Cash Distributed          $     1.20
                          ----------                              ==========
Total Income              $      -
Tax Rate                          40%
                          ----------
Tax Due                  $      -
                          ----------
Cash Distributed          $     2.52
                          ==========

------------------------------------    -----------------------------------
     FEB DISTRIBUTION RECEIVED               BLP DISTRIBUTION RECEIVED
------------------------------------    -----------------------------------
Cash Received from BUL    $     0.93    Cash Received from BUL   $     0.03
Tax Basis                 $      -      Cash Received from FEB   $     0.19
                          ----------                             ----------
Gain from Distribution    $     0.93    Total Cash Received      $     0.22
Tax Rate                          40%   Tax Basis                      0.22
                          ----------                             ----------
Tax Due                   $     0.37    Gain from Distribution   $      -
                          ----------                             ==========
Cash Distributed          $     0.56    Gain/Basis Alloc. to BLC $      -
                          ==========                             ==========
                                        Cash Distributed         $     0.22
                                                                 ==========
-----------------------------------------------     -----------------------------------------------
              BLC SHAREHOLDERS                                    BUL SHAREHOLDERS
-----------------------------------------------     -----------------------------------------------
                           PERCENT    DIVIDEND                                 PERCENT    DIVIDEND
                          ---------  ----------                               ---------  ----------
---------------------                               ---------------------
      Outsiders                                           Outsiders
---------------------                               ---------------------
Edward McLaughlin                                   Edward McLaughlin           1.7590%  $      0.02
Cede & Co.                  3.6181%  $      0.09    Cede & Co.                  1.4674%  $      0.02
Della & Co.                 2.0027%  $      0.05    Della & Co.
Martin Nelson & Assoc.      0.0829%  $      0.00    Martin Nelson & Assoc.      0.0259%  $      0.00
All Other Outsiders         4.9577%  $      0.13    All Other Outsiders         4.2529%  $      0.05
                          ----------------------                              ----------------------
                           10.6615%  $      0.27                                7.5051%  $      0.09
                          ----------------------                              ----------------------
---------------------                               ---------------------
      Insiders                                            Insiders
---------------------                               ---------------------
Russell Best                1.3975%  $      0.04    Russell Best                0.5504%  $      0.01
Mariea Best                 0.0008%  $      0.00    Mariea Best                 0.0003%  $      0.00
                          ----------------------                              ----------------------
                            1.3983%  $      0.04                                0.5506%  $      0.01
                          ----------------------                              ----------------------

Stock Bonus Plan            8.7342%  $      0.22    Stock Bonus Plan            7.0541%  $      0.08

BLC                                                 BLC                         4.9906%  $      0.06

BUL                        79.2060%  $      2.00    BUL

FEB                                                 FEB                        77.6259%  $      0.93

BLP                                                 BLP                         2.2737%  $      0.03
                          ----------------------                              ----------------------
Total                     100.0000%  $      2.52    Total                     100.0000%  $      1.20
                          ======================                              ======================

            Total Taxes Paid         $      1.17

BLC's Beginning Basis in FEB, BUL,
  & BL                                161,042.17
Basis Used This Round                      (2.52)
Basis Allocated From BLP This Round         0.00
                                     -----------
BLC's Ending Basis This Round         161,039.65
                                     ===========
-----------------------------------------------     ------------------------------------------------
              FEB SHAREHOLDERS                                    BLP SHAREHOLDERS
-----------------------------------------------     ------------------------------------------------
                           PERCENT    DIVIDEND                                 PERCENT    DIVIDEND
                          ---------  ----------                               ---------  -----------
---------------------                               ---------------------
      Outsiders                                           Outsiders
---------------------                               ---------------------
Edward McLaughlin                                   Edward McLaughlin
Cede & Co.                 10.6765%  $      0.06    Cede & Co.
Della & Co.                                         Della & Co.
Martin Nelson & Assoc.                              Martin Nelson & Assoc.
All Other Outsiders        11.4411%  $      0.06    All Other Outsiders
                          ----------------------                              ----------------------
                           22.1176%  $      0.12                                0.0000%  $       -
                          ----------------------                              ----------------------
---------------------                               ---------------------
      Insiders                                            Insiders
---------------------                               ---------------------
Russell Best               18.9259%  $      0.11    Russell Best               15.0200%  $      0.03
Mariea Best                 0.0002%  $      0.00    Mariea Best
                          ----------------------                              ----------------------
                           18.9260%  $      0.11                               15.0200%  $      0.03
                          ----------------------                              ----------------------

Stock Bonus Plan                                    Stock Bonus Plan

BLC                        24.8743%  $      0.14    BLC                        84.9800%  $      0.18

BUL                                                 BUL

FEB                                                 FEB

BLP                        34.0821%  $      0.19    BLP
                          ----------------------                              ----------------------
Total                     100.0000%  $      0.56    Total                      100.0000%  $     0.22
                          ======================                              ======================



                                                    BLP's Beginning Basis in FEB
                                                       & BUL                              671,384.88
                                                     Basis Used in This Round                  (0.22)
                                                                                          -----------
                                                     BLP's Ending Basis in FEB & BUL      671,384.66
                                                                                          ===========

                         PRELIMINARY AND TENTATIVE FOR
                           DISCUSSION PURPOSES ONLY

                             PROJECT THOROUGHBRED
                BUL Sale of BLC Stock - Round 11 Distribution

------------------------------------    -----------------------------------
    BLC DISTRIBUTION RECEIVED                BUL DISTRIBUTION RECEIVED
------------------------------------    ------------------------------------
Cash Received from BUL    $     0.06    Cash Received from BLC    $     0.30
Cash Received from FEB          0.14    Tax Basis                        -
Cash Received from BLP          0.18                              ----------
                          ----------    Gain on Sale              $     0.30
Total Cash Received       $     0.38    Tax Rate                          40%
Tax Basis                       0.38                              ----------
                          ----------    Tax Due                   $     0.12
Gain on Sale              $      -                                ----------
Last Round BLP Income     $      -      Cash Distributed          $     0.18
                          ----------                              ==========
Total Income              $      -
Tax Rate                          40%
                          ----------
Tax Due                   $      -
                          ----------
Cash Distributed          $     0.38
                          ==========
------------------------------------    -----------------------------------
     FEB DISTRIBUTION RECEIVED               BLP DISTRIBUTION RECEIVED
------------------------------------    -----------------------------------
Cash Received from BUL    $     0.14    Cash Received from BUL   $     0.00
Tax Basis                 $      -      Cash Received from FEB   $     0.03
                          ----------                             ----------
Gain from Distribution    $     0.14    Total Cash Received      $     0.03
Tax Rate                          40%   Tax Basis                      0.03
                          ----------                             ----------
Tax Due                   $     0.06    Gain from Distribution   $      -
                          ----------                             ==========
Cash Distributed          $     0.08    Gain/Basis Alloc. to BLC $      -
                          ==========                             ==========
                                        Cash Distributed         $     0.03
                                                                 ==========
-----------------------------------------------     -----------------------------------------------
              BLC SHAREHOLDERS                                    BUL SHAREHOLDERS
-----------------------------------------------     -----------------------------------------------
                           PERCENT    DIVIDEND                                 PERCENT    DIVIDEND
                          ---------  ----------                               ---------  ----------
---------------------                               ---------------------
      Outsiders                                           Outsiders
---------------------                               ---------------------
Edward McLaughlin                                   Edward McLaughlin           1.7590%  $      0.00
Cede & Co.                  3.6181%  $      0.01    Cede & Co.                  1.4674%  $      0.00
Della & Co.                 2.0027%  $      0.01    Della & Co.
Martin Nelson & Assoc.      0.0829%  $      0.00    Martin Nelson & Assoc.      0.0259%  $      0.00
All Other Outsiders         4.9577%  $      0.02    All Other Outsiders         4.2529%  $      0.01
                          ----------------------                              ----------------------
                           10.6615%  $      0.04                                7.5051%  $      0.01
                          ----------------------                              ----------------------
---------------------                               ---------------------
      Insiders                                            Insiders
---------------------                               ---------------------
Russell Best                1.3975%  $      0.01    Russell Best                0.5504%  $      0.00
Mariea Best                 0.0008%  $      0.00    Mariea Best                 0.0003%  $      0.00
                          ----------------------                              ----------------------
                            1.3983%  $      0.01                                0.5506%  $      0.00
                          ----------------------                              ----------------------

Stock Bonus Plan            8.7342%  $      0.03    Stock Bonus Plan            7.0541%  $      0.01

BLC                                                 BLC                         4.9906%  $      0.01

BUL                        79.2060%  $      0.30    BUL

FEB                                                 FEB                        77.6259%  $      0.14

BLP                                                 BLP                         2.2737%  $      0.00
                          ----------------------                              ----------------------
Total                     100.0000%  $      0.38    Total                     100.0000%  $      0.18
                          ======================                              ======================

            Total Taxes Paid         $      0.18

BLC's Beginning Basis in FEB, BUL,
  & BL                                161,039.65
Basis Used This Round                      (0.38)
Basis Allocated From BLP This Round         0.00
                                     -----------
BLC's Ending Basis This Round         161,039.26
                                     ===========
-----------------------------------------------     ------------------------------------------------
              FEB SHAREHOLDERS                                    BLP SHAREHOLDERS
-----------------------------------------------     ------------------------------------------------
                           PERCENT    DIVIDEND                                 PERCENT    DIVIDEND
                          ---------  ----------                               ---------  -----------
---------------------                               ---------------------
      Outsiders                                           Outsiders
---------------------                               ---------------------
Edward McLaughlin                                   Edward McLaughlin
Cede & Co.                 10.6765%  $      0.01    Cede & Co.
Della & Co.                                         Della & Co.
Martin Nelson & Assoc.                              Martin Nelson & Assoc.
All Other Outsiders        11.4411%  $      0.01    All Other Outsiders
                          ----------------------                              ----------------------
                           22.1176%  $      0.02                                0.0000%  $       -
                          ----------------------                              ----------------------
---------------------                               ---------------------
      Insiders                                            Insiders
---------------------                               ---------------------
Russell Best               18.9259%  $      0.02    Russell Best               15.0200%  $      0.00
Mariea Best                 0.0002%  $      0.00    Mariea Best
                          ----------------------                              ----------------------
                           18.9260%  $      0.02                               15.0200%  $      0.00
                          ----------------------                              ----------------------

Stock Bonus Plan                                    Stock Bonus Plan

BLC                        24.8743%  $      0.02    BLC                        84.9800%  $      0.03

BUL                                                 BUL

FEB                                                 FEB

BLP                        34.0821%  $      0.03    BLP
                          ----------------------                              ----------------------
Total                     100.0000%  $      0.08    Total                      100.0000%  $     0.03
                          ======================                              ======================



                                                    BLP's Beginning Basis in FEB
                                                      & BUL                                671,384.66
                                                    Basis Used in This Round                    (0.03)
                                                                                          -----------
                                                    BLP's Ending Basis in FEB & BUL        671,384.63
                                                                                          ===========

                         PRELIMINARY AND TENTATIVE FOR
                           DISCUSSION PURPOSES ONLY

Cede & Co.                          3.6181%  $
                                                0.01
Della & Co.                         2.0027%  $
                                                0.01
Martin Nelson &                              $
Assoc.                              0.0829%     0.00
All Other Outsiders                 4.9577%  $
                                                0.02
                                   10.6615%  $
                                                0.04
      Insiders

Cede & Co.                         1.4674%  $
                                               0.00
Della & Co.

Martin Nelson &                             $
Assoc.                             0.0259%     0.00
All Other Outsiders                4.2529%  $
                                               0.01
                                   7.5051%  $
                                               0.01
      Insiders


Cede & Co.                        10.6765%  $
                                               0.01
Della & Co.

Martin Nelson &
Assoc.
All Other Outsiders               11.4411%

                                  22.1176%  $
                                               0.02
      Insiders

Cede & Co.

Della & Co.

Martin Nelson &
Assoc.                               0.01
All Other Outsiders

                                   0.0000%  $    -
                 Insiders


Russell Best                        1.3975%  $
                                                0.01
Mariea Best                         0.0008%  $
                                                0.00
                                    1.3983%  $
                                                0.01
Stock Bonus Plan                    8.7342%  $
                                                0.03
BLC

BUL                                79.2060%  $
                                                0.30
FEB

BLP

Total                             100.0000%  $
                                                0.38


Russell Best                       0.5504%  $
                                               0.00
Mariea Best                        0.0003%  $
                                               0.00
                                   0.5506%  $
                                               0.00
Stock Bonus Plan                   7.0541%  $
                                               0.01
BLC                                4.9906%  $
                                               0.01
BUL

FEB                               77.6259%  $
                                               0.14
BLP                                2.2737%  $
                                               0.00
Total                            100.0000%  $
                                               0.18


Russell Best                      18.9259%  $
                                               0.02
Mariea Best                        0.0002%     0.00

                                  18.9260%  $
                                               0.02
Stock Bonus Plan

BLC                               24.8743%  $
                                               0.02
BUL

FEB

BLP                               34.0821%  $
                                               0.03
Total                            100.0000%  $
                                               0.08


Russell Best                      15.0200%  $
                                               0.00
Mariea Best

                                  15.0200%  $
                                               0.00
Stock Bonus Plan

BLC                               84.9800%  $
                                               0.03
BUL

FEB

BLP

Total                            100.0000%  $
                                               0.03


             Total Taxes Paid                $
                                                0.18
BLC's Beginning Basis in FEB, BUL, & BLP               161,039.65
Basis Used This Round                                      (0.38)
Basis Allocated From BLP This Round                          0.00
BLC's Ending Basis This Round                          161,039.26


BLP's Beginning Basis in FEB & BUL                    671,384.66
Basis Used in This Round                                  (0.03)
BLP's Ending Basis in FEB & BUL                       671,384.63
